[front cover]

[Cover graphics of acorn, column, graduation cap, and interlocked hands]

Annual Report
October 31, 1998

Galaxy Equity Funds
Galaxy Funds

Galaxy Asset Allocation Fund
Galaxy Equity Income Fund
Galaxy Growth and Income Fund
Galaxy Strategic Equity Fund
Galaxy Equity Value Fund
Galaxy Equity Growth Fund
Galaxy International Equity Fund
Galaxy Small Cap Value Fund
Galaxy Small Company Equity Fund

                                                             [Galaxy Funds Logo]

----------
CHAIRMAN'S
MESSAGE
----------

Dear Shareholder:

     Enclosed is the performance report for the Galaxy Equity Funds, which covers the fiscal year ended October 31, 1998. This report includes a Market Overview that discusses the key economic and market trends affecting your investments over this time, as well as individual Portfolio Reviews that describe the strategies Fleet Investment Advisors Inc. used in this environment. In the pages that follow, you will find separate financial statements and financial highlights for each Fund and a list of Fund investments as of October 31, 1998.

     Stock prices continued to earn strong returns in the past year -- despite a correction of nearly 20% -- as U.S. economic growth remained positive, inflation fell, and interest rates declined. Stock prices were quite volatile, however, due to economic problems abroad that suggested slower U.S. growth ahead. The Galaxy Equity Funds benefited in this climate, by focusing on quality investments with good value. Given the economic uncertainty that still exists, Fleet Investment Advisors Inc. thinks that attention to quality and value will continue to serve shareholders in the months ahead.

     Although the recent stock correction was the first decline of more than 10% since 1991, stocks have corrected 10% or more a total of 22 times since 1925. In every case, the market recovered and advanced to new highs. While past performance is no guarantee of future results, it may be comforting to know history is on your side.

     By riding out short-term fluctuations, you can take advantage of the inflation-beating growth that stocks offer over time. If you'd put $100 per month in stocks mirroring the Standard & Poor's 500 Index from January 1970 through June 1998, for example, you would have accumulated savings worth more than $500,000 -- even though the Index had nine corrections of 10% or more during that time.

     Besides taking a long-term view, you can offset the added risk from stocks with bonds and money market securities -- whose returns tend to be more stable. Because these investments have also experienced significant changes in recent months, this may be a good time to restore your portfolio to its original asset allocations.

     Dollar-cost-averaging can also reduce risk. By investing the same amount of money at regular intervals, through good times and bad, you can often buy more of an investment at lower prices and less of an investment at higher prices. Your investment professional can help you make the most of dollar-cost averaging and portfolio rebalancing. Dollar-cost averaging involves continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares during periods of high and low prices.

     Should you have any questions about the material in this report, please contact the Galaxy Information Center at 1-877-BUY-GALAXY (1-877-289-4252) or visit our Investment Specialists located at Fleet branches.

     Sincerely,

 /s/ Dwight E. Vicks, Jr.
     Dwight E. Vicks, Jr.
     Chairman of the Board of Trustees

[start sidebar]

Mutual Funds:

[bullet] are not bank deposits
[bullet] are not FDIC insured
[bullet] are not obligations of Fleet Bank
[bullet] are not guaranteed by Fleet Bank
[bullet] are subject to investment risk including possible loss of principal amount invested

[end sidebar]

[start sidebar]

"During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, grew at an annual rate of 3.7%. Despite a tight labor market, which put upward pressure on wages, inflation fell to an annual rate of 1.7% by the end of the year -- helped by gains in productivity and competitive pricing."

[end sidebar]

---------------
MARKET OVERVIEW
---------------

EQUITY MARKET OVERVIEW
By Fleet Investment Advisors Inc.

     Stock prices advanced strongly in the fiscal year ended October 31, 1998. Despite a correction of nearly 20% in August and September, the Standard and Poor's 500 Index ("S&P 500") earned a return of 21.95% for the reporting period -- about double its historic 12-month average. Stocks of larger companies accounted for most of the gain, as deepening economic concerns favored stocks with strong earnings records and good liquidity. Stocks of smaller firms, as represented by the Russell 2000 Index ("Russell 2000"), lost ground during the period, posting a total return of -11.84%. Economic trouble overseas left foreign stocks with moderate gains, earning the Morgan Stanley Europe, Australia and Far East ("EAFE") Index a total return of 9.95%.

Economic Storm Clouds Gather

     When the reporting period started in the final months of 1997, the annual rate of inflation was about 2.2%. During the fourth quarter of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, grew at an annual rate of 3.7%. Despite a tight labor market, which put upward pressure on wages, inflation fell to an annual rate of 1.7% by the end of the year -- helped by gains in productivity and competitive pricing.

     During this time the economic troubles in Asia's emerging markets that had surfaced earlier in the year continued to deepen. While investors worried that reduced trade with Asia might slow U.S. growth, they became less concerned about inflation. Bond yields fell in this environment, and stock prices rose modestly.

     With a steep drop in energy prices, inflation fell to an annual rate of 1.4% in the first quarter of 1998. As Asia's problems worsened, investors looked for the Federal Reserve (the "Fed") to cut interest rates. This, plus a "flight to quality" that raised demand

Performance At-A-Glance

Average Annual Returns as of October 31, 1998
Trust Shares

[start bar charts]

Asset Allocation Fund
Inception Date 12/30/91

1 Year         14.05%
3 Years        17.19%
5 Years        14.32%
Life of Fund   12.64%

Equity Income Fund
Inception Date 12/14/90

1 Year         15.67%
3 Years        19.66%
5 Years        16.73%
Life of Fund   15.32%

Growth and Income Fund
Inception Date 12/14/92

1 Year         10.10%
3 Years        20.15%
5 Years        17.66%
Life of Fund   16.49%

Equity Value Fund
Inception Date 9/1/88

1 Year         10.27%
3 Years        20.46%
5 Years        17.37%
10 Years       14.42%

Strategic Equity Fund*
Inception Date 3/4/98

Life of Fund   -3.62%

Equity Growth Fund
Inception Date 12/14/90

1 Year         15.17%
3 Years        22.59%
5 Years        19.28%
Life of Fund   17.12%

Small Cap Value Fund
Inception Date 12/14/92

1 Year         -12.07%
3 Years         16.63%
5 Years         14.45%
Life of Fund    14.37%

Small Company Equity Fund
Inception Date 12/30/91

1 Year         -26.00%
3 Years          3.33%
5 Years          8.26%
Life of Fund     9.38%

International Equity Fund
Inception Date 12/30/91

1 Year         14.32%
3 Years        14.12%
5 Years        10.11%
Life of Fund   10.47%

*Total return from inception.

[end bar charts]

---------------
MARKET OVERVIEW
---------------

[start sidebar]

"Stock prices firmed in September 1998, with bargain hunting by investors and hope that the Fed would cut interest rates to keep the U.S. economy out of recession. On September 29, 1998, the Fed trimmed short-term rates by 25 basis points -- the first cut since January 1996."

[end sidebar]


for U.S. securities, pushed bond yields to all-time lows. A flood of cash from Asia, combined with lower import prices, drove stock prices higher and helped boost the GDP annual growth rate to 5.5%. While it soon became clear that growth was too strong for the Fed to cut interest rates, the low levels of inflation and news of a federal budget surplus argued against an increase in rates.

     Stocks continued to advance in the second quarter, though more modestly than before, as Japan entered a recession and growth in U.S. earnings slowed. Although indices representing large-cap stocks broke new highs, benchmarks for small-cap stocks began to fall. Overseas, Asian markets gave up most of the gains earned during a rebound in the first quarter, while stocks in Europe continued to rally.

     Investor psychology changed dramatically in the third quarter of 1998. Although GDP grew at an annual rate of 3.9% in the U.S., economic problems in Asia deepened and the Russian economy stumbled -- threatening default on Russian debt. As investors fled other emerging markets, economies in Latin America began to suffer. Meanwhile, second-quarter earnings announcements by U.S. firms showed that the reduction in exports overseas was taking its toll. By the end of August, the S&P 500 had fallen 19% from its high on July 17, 1998.

     Stock prices firmed in September 1998, with bargain hunting by investors and hope that the Fed would cut interest rates to keep the U.S. economy out of recession. On September 29, 1998, the Fed trimmed short-term rates by 25 basis points -- the first cut since January 1996. However, by that time, financial firms holding large amounts of emerging-market debt were floundering. As investors became increasingly concerned about credit quality, demand for corporate bonds and even issues of U.S. government agencies evaporated. To prevent a potential credit crunch, the Fed cut rates another 25 basis points on October 15, 1998. With investors hoping that the worst of the world economic crisis had passed, stocks rallied strongly at home and abroad.

Performance At-A-Glance

Average Annual Returns as of October 31, 1998.
Retail A Shares*

[start bar charts]

Asset Allocation Fund
Inception Date 12/30/91

1 Year          9.58%
3 Years        15.49%
5 Years        13.26%
Life of Fund   11.87%

Equity Income Fund
Inception Date 12/14/90

1 Year         10.93%
3 Years        17.63%
5 Years        15.41%
Life of Fund   14.49%

Growth and Income Fund
Inception Date 2/12/93

1 Year          5.82%
3 Years        18.30%
5 Years        16.43%
Life of Fund   15.91%

Equity Value Fund
Inception Date 9/1/88

1 Year          5.76%
3 Years        18.49%
5 Years        16.10%
10 Years       13.80%

Strategic Equity Fund**
Inception Date 3/4/98

Life of Fund   -7.37%

Equity Growth Fund
Inception Date 12/14/90

1 Year         10.43%
3 Years        20.55%
5 Years        17.96%
Life of Fund   16.29%

Small Cap Value Fund
Inception Date 2/12/93

1 Year         -15.79%
3 Years         14.70%
5 Years         13.20%
Life of Fund    13.71%

Small Company Equity Fund
Inception Date 12/30/91

1 Year         -29.04%
3 Years          1.57%
5 Years          7.02%
Life of Fund     8.45%

International Equity Fund
Inception Date 12/30/91

1 Year          9.39%
3 Years        12.01%
5 Years         8.75%
Life of Fund    9.47%

*Return figures have been restated to include the effect of the maximum 3.75% front-end sales charge which became effective on December 1, 1995.

**Total return from inception

[end bar charts]

---------------
MARKET OVERVIEW
---------------

[start sidebar]

"As investors became more concerned with the quality of their holdings, we increased the Funds' focus on stocks with reliable earnings, strong credit ratings, and good liquidity."

[end sidebar]

     During the year, large company stocks again dominated market rallies, with market leadership narrowing to the very largest companies. As a result, stock funds that were more broadly diversified, including the Galaxy Equity Funds, significantly underperformed this market benchmark.

Focus on Quality

     As investors became more concerned with the quality of their holdings, we increased the Funds' focus on stocks with reliable earnings, strong credit ratings, and good liquidity. With stock prices historically high versus company earnings, we also favored issues that represented good value.

     In many cases these emphases led us to increase weightings in "defensive" stocks whose earnings could still grow if economic conditions deteriorated. In the Funds that focused on U.S. stocks, we also gave greater attention to companies with domestically focused sales.

Further Volatility Likely

     We believe that further earnings disappointments and cuts in interest rates are likely in the months ahead. U.S. trade, manufacturing and employment are in decline, as well as consumer confidence. Although lower interest rates in the U.S. may help economies to stabilize abroad, the problems overseas may remain deep enough to slow U.S. GDP growth to an annual rate of 1% in the first half of 1999.

     While the October market rebound could mean stocks have resumed their advance, investors may have overreacted to a few positive economic signs. If earnings do slow in coming months, stock prices could quickly weaken. We plan, therefore, to remain defensive in choosing Fund investments -- emphasizing quality and value where we can.

Performance At-A-Glance

Average Annual Returns as of October 31, 1998.
Retail B Shares*

[start bar charts]

Asset Allocation Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.             13.14%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of
period.                                      8.14%

Life of fund returns before contingent
deferred sales charge deducted.             15.12%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      14.22%

Growth and Income Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.              9.09%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of
period.                                      4.52%

Life of fund returns before contingent
deferred sales charge deducted.             16.60%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      15.72%

Equity Value Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.              9.07%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of
period.                                      4.57%

Life of fund returns before contingent
deferred sales charge deducted.             17.22%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      16.35%

Strategic Equity Fund**
Inception Date 3/4/98

Life of fund returns before contingent
deferred sales charge deducted.             -4.76%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      -9.52%

Equity Growth Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.             13.98%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at the end of
period.                                      9.15%

Life of fund returns before contingent
deferred sales charge deducted.             19.58%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.      18.73%

Small Company Equity Fund
Inception Date 3/4/96

One year returns before contingent
deferred sales charge deducted.             -26.72%

One year returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of
period.                                     -29.95%

Life of fund returns before contingent
deferred sales charge deducted.              -0.03%

Life of fund returns after contingent
deferred sales charge deducted as if
shares were redeemed at end of period.       -0.91%

[end bar charts]


* Retail B Shares are subject to a 5.00% contingent deferred sales charge if shares are redeemed within the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years.
** Total return from inception.

-----------------
PORTFOLIO REVIEWS
-----------------

GALAXY ASSET
ALLOCATION FUND

By Don Jones
Portfolio Manager

[photo: Don Jones]

     For most of the fiscal year ended October 31, 1998, prices for stocks remained expensive versus historic standards. To buffer the Galaxy Asset Allocation Fund against a stock correction, and take advantage of falling interest rates, we kept about 40% of Fund assets in bonds. Within the bond portfolio, we increased the portion of high-grade corporate issues -- which were available at attractive prices and yields. These strategies, along with strong returns from the stock portfolio, helped the Fund outpace its peers.

     During the reporting period the Fund's Trust Shares earned a total return of 14.05%. For the same period, its Retail A Shares returned 13.85%, before deducting the maximum 3.75% front-end sales charge, and its Retail B Shares returned 13.14%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)


Galaxy Asset
Allocation Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

U.S. Government & Agency
Obligations and Net Other
Assets & Liabilities        29%

Corporate Notes
& Bonds                     18%

Common & Convertible
Preferred Stocks            51%

Asset-Backed and
Mortgage-Backed
Securities                   2%

[end pie chart]


     These returns compare with a return of 9.07% for the average flexible fund tracked by Lipper Analytical Services Inc. ("Lipper"). During the same time, the S&P 500, which tracks the performance of stocks only, returned 21.95%.

Investment Strategies

     Having raised the Fund's cash reserves in the third quarter of 1997, we were able to take advantage of new investment opportunities that arose during brief market weakness at the end of the year. As stocks rebounded in the first months of 1998, the Fund enjoyed strong performances from holdings in drug firms and other large companies -- which offset disappointing returns from energy and selected technology shares. We used new cash that came into the Fund to add positions in drug, banking, technology, and transportation firms.

     During this time we added high-grade corporate bond issues whose prices and yields had become more attractive with the prospect of slower growth. We further enhanced the Fund's yield with asset-backed and mortgage-backed securities.

     In the second quarter of 1998, the Fund again earned strong returns from its drug stocks, along with certain technology issues. This offset disappointing returns from energy holdings and other technology shares. We continued to use cash to increase drug and technology stocks at this time. We also added more corporate bonds, asset-backed securities and mortgage-backed securities.

     When stock prices corrected in the third quarter of 1998, the Fund benefited from an




[start mountain chart]

Galaxy Asset Allocation Fund

Growth of $10,000 investment*

                                Galaxy Asset   Galaxy Asset    Galaxy Asset
                                 Allocation     Allocation      Allocation
                                   Fund -         Fund -          Fund -
                 S&P 500      Retail A Shares  Trust Shares  Retail B Shares
12/30/91         10,000            9,625          10,000
1992             10,295            9,899          10,285
1993             11,830           11,124          11,558
1994             12,284           10,900          11,335
1995             15,528           13,452          14,019          10,000
1996             19,270           15,728          16,429          10,271
1997             25,458           18,911          19,785          12,454
10/31/98         31,061           21,530          22,564          14,243


* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------


overweighting in the better-performing consumer staples sector and an underweighting in the lesser-performing energy and cyclical groups. As stock prices fell, we used some of the Fund's cash reserves to add new names to the portfolio and increase existing positions that offered good value. In October, with investors focused on bonds with strong credit quality, we increased investments in Treasury securities and issues of U.S. government agencies -- reducing corporate bonds from 60% of the bond portfolio to 50%.

Looking Ahead

     The strong rebound in stocks leaves prices historically high again -- making the market ripe for further volatility. If the U.S. economic picture starts to brighten, we may use periods of weakness to add cyclical issues to the stock portfolio. With economies still weak overseas, we will probably continue emphasizing companies that focus on domestic sales. If U.S. growth becomes more certain, we would probably also trade Treasury bonds for corporate issues to give the Fund greater yield.

Don Jones became manager of the Galaxy Asset Allocation Fund in April 1995. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

GALAXY EQUITY INCOME FUND

By Ed Klisiewicz
Portfolio Manager

[photo: Ed Klisiewicz]

     Stocks with strong dividends performed well in the fiscal year ended October 31, 1998, as bond yields fell and investors looked for safe havens from market volatility. The Galaxy Equity Income Fund also benefited during this time from an emphasis on high-quality companies with reliable earnings. With strong gains from many of its investments, the Fund far outpaced other funds in its class.

     During the reporting period, the Fund's Trust Shares had a total return of 15.67%. Over the same time, Retail A Shares had a total return of 15.23%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) Those returns compare to a return of 9.49% for the average equity income fund tracked by Lipper. Over the same time the S&P 500 had a total return of 21.95%.

Attention to Earnings

     At the end of 1997, with interest rates and bond yields in decline, the Fund enjoyed strong returns from holdings in interest-sensitive issues, especially utility shares. We used temporary market weakness to deploy cash reserves into selected shares of telephone companies, banks, and real estate investment trusts ("REITs"). Because investors were concerned about the effect of Asia's economic woes on U.S. earnings, we focused on high-quality companies with reliable earnings and minimal Asian exposure.

     Our focus on earnings served the Fund well early in 1998, as investors became more concerned about U.S. growth. While returns from energy stocks were disappointing, the Fund benefited from strong performances by financial and consumer staples firms -- some of which were subject to merger speculation.

[start mountain chart]

Galaxy Equity Income Fund

Growth of $10,000 investment*

                                        Galaxy                    Galaxy
                                 Equity Income Fund -      Equity Income Fund -
                 S&P 500           Retail A Shares           Trust Shares
12/14/90         10,000                  9,625                     10,000
1991             12,358                 11,127                     11,561
1992             13,589                 12,207                     12,683
1993             15,615                 13,654                     14,186
1994             16,215                 14,055                     14,615
1995             20,497                 17,179                     17,948
1996             25,437                 20,445                     21,475
1997             33,605                 25,204                     26,585
10/31/98         41,001                 29,044                     30,751


*Since inception on 12/14/90. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------


Galaxy Equity
Income Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

U.S. Government & Agency Obligations
& Net Other Assets & Liabilities   16%

Consumer Cyclical   8%

Consumer Staples   21%

Utilities   10%

Capital Goods & Construction   5%

Energy   11%

Finance   18%

Technology   8%

Other Common Stocks   3%

[end pie chart]


During this time we used cash and profits from sales of stocks that became overvalued to increase positions in telephone companies and high-yielding REITs.

     Overweighted positions in drug and financial stocks continued to benefit the Fund in the second quarter of 1998. An underweighted position in basic materials stocks hit hard by the trouble in Asia also helped. During the quarter we trimmed investments in technology stocks and added shares of telephone, financial, auto and gas firms.

     As stock prices plunged in the third quarter, issues with strong dividends held up relatively well -- especially shares of quality companies with good earnings. When prices became more attractive, we introduced a new position in the energy sector -- which offered good potential with a firming in oil prices. In October, we put additional cash to work in existing positions, especially shares of financial firms. When the period ended, cash represented about 15% of the Fund's portfolio, up from 13% when the period started.

New Opportunities

     Higher-dividend stocks could continue to perform well in the months ahead. Having rebounded strongly in recent weeks, stock prices are again quite high and vulnerable to new market weakness. This, plus continued economic uncertainty, may keep investors interested in higher-dividend shares. The sector could also benefit from further cuts in interest rates, which would make bond yields less appealing.

     In this environment we plan to watch for additional investment opportunities. Many financial stocks remain attractive as fear of loan defaults by foreign economies keeps investors away from the sector. As before we will likely focus on quality companies with reliable earnings -- diversifying the portfolio across a broad range of industry groups.


Ed Klisiewicz has been portfolio manager of the Galaxy Equity Income Fund since its inception in December of 1990. He has managed portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1970.


GALAXY GROWTH AND INCOME FUND

By Greg Miller
Portfolio Manager

     As stock prices fluctuated in the fiscal year ended October 31, 1998, we took profits in shares that had performed well and bought shares with greater price potential -- in accord with our value-oriented investment style. This helped the Galaxy Growth and Income Fund perform well against other funds with similar investment objectives. However, growth stocks continued to outperform value stocks and stocks of the largest companies continued to dominate the market's advance. The Fund significantly underperformed its market benchmark, the S&P 500 -- which includes many large, growth-oriented companies. We believe that the Fund's emphasis on value will serve it well in the months ahead.

     During the reporting period, the Fund's Trust Shares had a total return of 10.10%, and Retail A Shares earned 9.93%, before deducting the maximum 3.75% front-end sales charge. Over the same time, Retail B Shares earned 9.09%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total


[start mountain chart]

Galaxy Growth and Income Fund

Growth of $10,000 investment*

                                       Galaxy                   Galaxy                  Galaxy
                                     Growth and               Growth and              Growth and
                                    Income Fund -            Income Fund -            Income Fund -
                 S&P 500           Retail A Shares           Trust Shares           Retail B Shares
1992             10,000                 9,625                   10,000
1993             10,890                10,457                   10,880
1994             11,548                11,410                   11,908
1995             14,601                13,522                   14,147                   10,000
1996             18,120                16,261                   17,085                   10,183
1997             23,938                21,156                   21,390                   13,393
10/31/98         29,207                23,256                   24,536                   14,747


* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for
  Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------


[photo: Greg Miller]

returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

     For the same period, the average growth and income fund tracked by Lipper had a return of 9.89%, and the S&P 500 had a return of 21.95%.

Buying on Weakness

     In October 1997, when the period started, we used profits from earlier sales in the portfolio to buy shares that temporary market weakness had made more attractive -- including shares of banks. These additions and other holdings in the financial sector performed well as interest rates fell in November and December of that year.

     During additional market weakness between December 1997 and January 1998, we added to technology shares and introduced a position in a packaging firm. We also traded drug shares for shares of a health maintenance organization that we felt had better value. With strong flows of new cash in February and March, we added a position in a biotech firm and increased the Fund's retail holdings. During this time we further reduced investments in drug stocks, as well as stocks of financial and energy firms that we felt had less chance for growth.


Galaxy Growth and Income Fund

Distribution of Total Net Assets as of October 31, 1998


[start pie chart]

Other Preferred & Common Stocks 19%

US Agency Obligation & Net Other Assets & Liabilities    6%

Consumer Staples   21%

Technology     14%

Energy 8%

Finance  13%

Utilities  8%

Consumer Cyclical 11%

[end pie chart]


     Because of their potential for strong returns over time, we had sizable weightings in stocks of basic materials, oil services, and capital goods firms. These issues performed poorly in the second and third quarters of 1998, as investors became more concerned about the U.S. economy, which dampened the Fund's performance during that time. Given their long-term potential, however, we added to those positions on market weakness. As prices became more attractive in October, we also increased positions in banking, retail, and other energy firms. Throughout this time we continued to trim shares that looked less attractive according to our valuation research.

Stock Selection Increasingly Important

     We believe the Fund is well positioned for the year ahead. If a slowing economy reduces corporate profits, as we expect, stock selection should become increasingly important. Today, growth potential for stocks in the Fund is far stronger, on average, than prospective growth for stocks in the S&P 500. Meanwhile, the average price-to-earnings ratio for Fund holdings is far lower than that of its market benchmark. If stock market leadership continues the broadening it began in October, we think stocks that represent such value could start to outperform other issues.

Greg Miller has managed the Galaxy Growth and Income Fund since July of 1998. He has managed equity portfolios since 1988.

GALAXY EQUITY VALUE FUND

By G. Jay Evans, CFA
Portfolio Manager

     As the stock market responded to large swings in sentiment over the past year, volatility increased and investors favored large-capitalization stocks. During the first half of the year, the Galaxy Equity Value Fund benefited from strong consumer confidence that boosted returns from holdings in the auto, apparel, home-building and retail


[start mountain chart]

Galaxy Equity Value Fund

Growth of $10,000 investment*

                               Galaxy Equity    Galaxy Equity    Galaxy Equity
                                Value Fund -     Value Fund -     Value Fund -
                 S&P 500      Retail A Shares    Trust Shares   Retail B Shares
1987             10,000             9,625           10,000
1988             10,731            10,019           10,410
1989             13,552            11,441           11,887
1990             12,537            10,362           10,766
1991             16,737            13,517           14,045
1992             18,404            14,282           14,839
1993             21,148            17,307           17,982
1994             21,960            18,167           18,889
1995             27,760            21,948           22,915          10,000
1996             34,450            26,663           27,968          10,380
1997             45,512            33,233           36,321          13,592
10/31/98         55,529            37,935           40,049          14,962


* Since inception on 9/1/88 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------


[photo: G. Jay Evans]


sectors. As investors became more concerned about foreign economic problems in the summer of 1998, the Fund was hit with heavy selling in consumer cyclical and financial issues. Once the Fed came to the rescue with rate cuts in the fall, many of these holdings rebounded strongly -- helping the Fund earn returns for the reporting period that compared favorably with funds that have similar investment objectives.

     For the fiscal year ended October 31, 1998, Trust Shares of the Galaxy Equity Value Fund earned a total return of 10.27%. For the same period, Retail A Shares returned 9.88%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned 9.07%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)


Galaxy Equity Value Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

Finance   20%

US Agency Obligation & Net Other Assets & Liabilities   1%

Energy   4%

Technology   20%

Consumer Staples   14%

Utilities   8%

Capital Goods & Construction   6%

Consumer Cyclical   25%

Transportation   2%

[end pie chart]


     For the same 12-month period, the average growth and income fund tracked by Lipper earned a return of 9.89%, while the S&P 500 returned 21.95%.

Roller-Coaster Ride

     From the end of 1997 through the second quarter of 1998, the Fund's consumer cyclical stocks benefited from strong consumer confidence that was buoyed by higher wages, greater job security, low mortgage rates, and soaring stock prices. The Fund's technology issues also performed well, as they recovered from earlier disappointments in earnings. An underweighting in the lesser-performing energy and consumer staples sectors provided further benefit along with strong performances by individual health and financial issues.

     In the third quarter of 1998, as consumer confidence began to ebb, investors shed consumer cyclical stocks for shares in the consumer staples area -- where the Fund was underweighted. With emerging economies threatening to default on their debt, the Fund's financial shares also suffered. Technology shares were hard hit as well. As the Fed cut interest rates, and economies abroad seemed to stabilize, the Fund's technology stocks rebounded strongly, along with many consumer shares. This helped Fund returns regain much of the ground lost during the summer.

Promise of Value

     Increased market volatility and sharp sell-offs often precede changes in market leadership. Over the last four years, and into the recent market decline, large growth stocks have outperformed lower-priced value issues. Many of these growth issues now sell at unsupportable price/earnings premiums, while value issues have become real bargains. At the same time, the Fed's signal that it intends to keep our economy healthy by cutting interest rates represents a significant change in the direction of monetary policy that, in the past, has led to extended periods of strength for value-styled portfolios.

     Many challenges and concerns are reflected in the current valuation disparities. The next news item that has not been priced into the market could resolve some of these concerns. In the months ahead, we expect stock prices to be volatile with quick rotation among different market sectors. Such an environment should provide continued opportunities for our valuation system to identify undervalued stocks that can add to Fund returns.


G. Jay Evans has managed the Galaxy Equity Value Fund since April 1992. He has managed value-oriented portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1981.

-----------------
PORTFOLIO REVIEWS
-----------------

[photo: Peter B. Hathaway]


GALAXY STRATEGIC EQUITY FUND

By Peter B. Hathaway, CFA
Portfolio Manager

     The Galaxy Strategic Equity Fund seeks to provide a core equity investment for investors who desire growth with below-market risk, reasonable income, and a value-oriented investment style. To achieve these objectives, we select growth stocks from a universe of 300 to 400 large- and mid-sized companies similar to those in the S&P 500 (and monitored by Fleet Investment Advisors equity analysts). Two-year forecasts of potential returns for each stock, which consider the stock's price and future earnings potential, suggest shares that the Fund might buy and sell. This process may lead to stock, industry, or sector concentration and does not discriminate between growth and value stocks or between stocks of medium- and large-sized firms.

     From the Fund's inception on March 4, 1998, through the end of the reporting period on October 31, 1998, Trust Shares earned a total return of -3.62%. For the same period, Retail A Shares returned -3.75%, before deducting the maximum 3.75% front-end sales charge, and Retail B Shares returned -4.76%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for returns after deducting the contingent deferred sales charge.) Over the same time, the S&P 500 returned 5.77%.


Galaxy Strategic Equity Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

U.S. Agency Obligation & Net Other Assets & Liabilities    5%

Other Common Stocks     6%

Basic Materials    8%

Capital Goods & Construction     8%

Finance     11%

Energy     12%

Consumer Staples     13%

Consumer Cyclical     14%

Technology     23%

[end pie chart]


Focus on Growth and Medium-sized Firms

     For two years the stocks of large companies have dominated the market, providing the major portion of returns for the S&P 500 -- returns that have far outpaced earnings growth. Since its inception, we have focused investments for the Fund on stocks with the highest one- to two-year return potential. This has led us to emphasize growth stocks that have better earnings visibility in a slowing economy and stocks of medium-sized firms that are more reasonably valued versus their growth potential. Because large-company shares dominated the market until August 1998, the Fund underperformed up to that time. Once market leadership broadened late in the summer, the Fund benefited from its emphasis on medium-sized stocks with strong growth potential.

     When the reporting period ended, Fund assets were equally divided between large-cap stocks and mid-cap stocks, versus a 60/40 split for the S&P 500. Stocks of growth companies comprised 60% of the portfolio, with value stocks representing the remainder. Throughout the period we emphasized health care, specialty retail, and technology stocks -- as well as shares of oil service and exploration firms. Because of their high valu-


[start mountain chart]

Galaxy Strategic Equity Fund

Growth of $10,000 investment*

                          Galaxy Strategic    Galaxy Strategic   Galaxy Strategic
                             Equity Fund -      Equity Fund -      Equity Fund -
              S&P 500      Retail A Shares     Trust Shares      Retail B Shares
3/4/98        10,000            9,625              10,000             10,000
10/31/98      10,577            9,263               9,638              9,048


* Since inception on 3/4/98 for Trust, Retail A Shares and Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------

ations, or below-average return potential, consumer staples stocks were underweighted in the portfolio. Shares of basic materials, finance, and utilities firms were also underweighted -- along with technology shares with price-to-earnings ratios that seemed excessive.

Holdings Attractive in Expensive Market

     The strong recovery of stock prices at the end of the reporting period has renewed concerns that stock prices are overvalued. In this climate, the Fund's emphasis on growth and reasonable valuations should contribute positively to future returns. The average long-term estimate of earnings growth for stocks in the Fund exceeds that of stocks in the S&P 500 by 3%. Meanwhile, the Fund's price-to-earnings ratio for 1998 earnings is 18 versus 23 for the S&P 500.

Peter Hathaway has managed the Galaxy Strategic Equity Fund since its inception in March 1998. He has worked for Fleet Investment Advisors Inc., or its predecessors, since 1964 and has managed investments since 1974.

GALAXY EQUITY GROWTH FUND

[photo: Bob Armknecht]

By Bob Armknecht
Portfolio Manager

     As investors endured foreign economic crises, uncertainty about interest rates, and increased stock market rotation in the past year, we used strategies that had served the Galaxy Equity Growth Fund in prior periods. These include:
1) focusing on stocks of large domestic firms with reliable earnings; 2) emphasizing sectors with strong potential for earnings growth due to demographic, technological, or economic trends; and 3) trading stocks that had reached their potential for shares with greater promise.

     These strategies helped the Fund outperform the average growth fund tracked by Lipper. For the fiscal year ended October 31, 1998, the Fund's Trust Shares earned a total return of 15.17%. Over the same time, Retail A Shares earned 14.73%, before deducting the 3.75% maximum front-end sales charge, and Retail B Shares earned 13.98%, before deducting the 5.00% maximum contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.) During this period the average return for growth funds tracked by Lipper was 9.62% and the S&P 500 earned a return of 21.95%.

Portfolio Strategy

     In the past year our attention to growth potential led to sizable investments in health care, technology, communications, and energy stocks. In the first half of the reporting period, the Fund earned good returns from its strong position in drug firms, as well as from holdings in the retail and financial sectors. These returns helped offset disappointing performances by the Fund's energy and technology stocks. With large inflows of cash that came into the Fund, we increased shares of retail, basic materials, and financial firms
-- along with energy stocks, whose prices had become quite attractive.

[start mountain chart]

Galaxy Equity Growth Fund

Growth of $10,000 investment*

                              Galaxy Equity     Galaxy Equity     Galaxy Equity
                               Growth Fund -     Growth Fund -    Growth Fund -
                 S&P 500     Retail A Shares    Trust Shares     Retail B Shares
1990             10,000           9,625            10,000
1991             12,358          11,683            12,139
1992             13,589          12,747            13,244
1993             15,615          13,840            14,380
1994             16,215          14,494            15,070
1995             20,497          18,051            18,849            10,000
1996             23,319          21,753            22,813            10,295
1997             30,807          28,629            30,151            13,717
10/31/98         37,588          32,847            34,726            15,790


* Since inception on 12/14/90 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The S&P 500 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------

Galaxy Equity Growth Fund

Distribution of Total Net Assets
as of October 31, 1998

[start pie chart]

US Agency Obligation & Net Other Assets & Liabilities     4%

Capital Goods & Construction     10%

Finance   13%

Energy    8%

Consumer Cyclical    13%

Consumer Staples     23%

Technology      23%

Convertible Preferred & Other Common Stocks    6%

[end pie chart]


     Energy and technology stocks continued to disappoint in the second quarter of 1998. With oil prices in a sharp decline, we sold some of the Fund's energy shares, as well as certain financial and airlines stocks. With the proceeds from these sales, and further inflows of cash, we increased shares of retail firms and gave greater attention to communications stocks in the technology sector.

     In the final months of the period, the Fund benefited from a rebound in energy and technology shares, as well as further outperformance by its overweighted position in drug stocks. The Fund also benefited from an underweighting in financial stocks, which lagged for the quarter. With stock prices more attractive than they had been for some time, we took advantage of many opportunities to enhance the quality of holdings in the portfolio and add to existing positions -- giving particular emphasis to financial, basic materials and capital good shares.

A Bumpy Landing

     While the Fed may achieve another "soft landing" for the economy, the ride may be somewhat bumpier than before. Despite the recent rebound in stock prices, rising wages and a slowdown in global economies may still squeeze U.S. profits. Further cuts in interest rates should help sustain U.S. growth and give stock prices further room to rise. Such an advance could be accompanied by further volatility, however.

     We believe the Galaxy Equity Growth Fund could perform well in this climate, since companies with strong growth potential tend to be less sensitive to economic change. As market fluctuations occur, we plan to look for more opportunities to give the portfolio even better growth potential -- using the same themes that have served the Fund in the past year.

Bob Armknecht has been managing the Galaxy Equity Growth Fund since its inception in December 1990. He has managed equity portfolios for Fleet Investment Advisors Inc. since 1988.

GALAXY SMALL CAP VALUE FUND

By Peter Larson
Portfolio Manager

     With investors nervous about future earnings, stocks of small companies significantly underperformed other stocks in the fiscal year ended October 31, 1998. When stocks plunged in the third quarter of 1998, small cap stocks were hit especially hard. At the same time, stocks representing good value continued to underperform stocks of growth-oriented firms. By continuing to enhance the quality of investments in the Galaxy Small Cap Value Fund, and maintaining cash reserves that we could deploy in new investment opportunities, we helped the Fund make the best of this difficult environment.

     During the reporting period the Fund's Trust Shares earned a total return of -12.07%. Over the same time, Retail A Shares earned -12.52%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.) These returns compare to -13.73% earned by the average small company growth fund tracked by Lipper and -11.84% earned by the Russell 2000.

Searching for Value

     Early in the period, at the end of 1997, stocks of small firms representing good value

[start mountain chart]

Galaxy Small Cap Value Fund

Growth of $10,000 investment*

                            Galaxy Small Cap    Galaxy Small Cap
                               Value Fund -       Value Fund -
            Russell 2000    Retail A Shares      Trust Shares
1992            10,000            9,625             10,000
1993            10,890           10,789             11,212
1994            11,548           10,967             11,420
1995            14,601           13,299             13,878
1996            17,025           16,593             17,378
1997            22,018           23,824             25,038
10/31/98        19,412           20,842             22,017


* Since inception on 12/14/92 for Trust Shares and 2/12/93 for Retail A Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

-----------------
PORTFOLIO REVIEWS
-----------------

[photo: Peter Larson]

outperformed the rest of the sector. At this point the Fund benefited from investments in insurance and banking stocks -- which gained from falling interest rates and industry consolidation, respectively. In our search for value, we sold certain shares that performed well for shares of technology firms and REITs that we felt had better potential.

     Corporate mergers continued to benefit the Fund in the first months of 1998 -- particularly in the finance and technology sectors -- and insurance stocks made further contributions. The strong performance in these areas offset disappointing returns from energy stocks hurt by falling oil prices. Feeling energy stocks represented some of the better values in an increasingly expensive market, we increased holdings there, while taking profits in bank stocks.

     In the second quarter of 1998, with the collapse of technology shares tied to Asia, small company stocks began to slide. Although there were substantial price declines in holdings of other firms with earnings disappointments -- especially technology and energy shares -- the Fund continued to benefit from stocks involved in mergers. During this time we took selected advantage of new opportunities that arose from weaker prices to add a range of attractively priced issues to the portfolio.


Galaxy Small Cap Value Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

Basic Materials   5%

Other Common Stocks  6%

Capital Goods & Construction   12%

Consumer Staples  12%

Finance   13%

Consumer Cyclical   18%

Technology   18%

US Agency Obligation, Corporate Bond & Net Other Assets & Liabilities   16%

[end pie chart]


     With investors focused on liquidity in the third quarter, stocks of the smallest companies were hit hardest in the market correction. While the Fund invests heavily in these issues, it benefited from its emphasis on quality companies, strong cash reserves, and a brief rebound in value-oriented shares when stocks rallied in October. In this environment, we used cash to add to holdings whose prices had become especially attractive. Because new cash came into the Fund, the reserves remained sizable as the period closed.

Small Company Stocks Historically Cheap

     Stocks of small companies may face further turmoil in coming months, especially if investors remain concerned about earnings. Because small company stocks have become historically cheap versus large company shares, however, they could outperform in a rally. We plan to continue to look for new opportunities that represent good value, while maintaining a quality, diversified portfolio.

Peter Larson has managed the Galaxy Small Cap Value Fund, and its predecessor, since 1992. He has managed small company portfolios since 1981.

GALAXY SMALL COMPANY EQUITY FUND

By Steve Barbaro
Portfolio Manager

     As investors abandoned small company stocks in the fiscal year ended October 31, 1998, stocks of the smallest firms had the greatest losses. This was particularly true during the stock market correction in the third quarter, when investors were deeply concerned about liquidity. Although the Galaxy Small Company Equity Fund enjoyed solid returns from many of its investments


[start mountain chart]

Galaxy Small Company Equity Fund

Growth of $10,000 investment*

                         Galaxy Small Company    Galaxy Small Company    Galaxy Small Company
                             Equity Fund -          Equity Fund -           Equity Fund -
            Russell 2000    Retail A Shares         Trust Shares           Retail B Shares
1991            10,000            9,625                10,000
1992            10,650            8,460                 8,790
1993            14,101           11,944                12,410
1994            14,058           11,937                12,413
1995            16,638           15,997                16,723                   10,000
1996            19,400           19,832                20,862                   11,040
1997            25,090           23,616                24,937                   13,237
10/31/98        22,076           17,414                18,452                    9,760


* Since inception on 12/30/91 for Trust and Retail A Shares. Since inception on 3/4/96 for Retail B Shares. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. Performance figures for Retail B Shares reflect the deduction of the maximum 5.00% contingent deferred sales charge as if shares were redeemed on October 31, 1998. The Russell 2000 is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

---------------
MARKET OVERVIEW
---------------


[photo: Steve Barbaro]

over this time, its heavy weighting in stocks with the smallest market capitalizations caused it to significantly underperform its market benchmarks.

     During the reporting period, the Fund's Trust Shares had a total return of -26.00%. For the same period, Retail A Shares earned -26.26%, before deducting the maximum 3.75% sales charge, and Retail B Shares earned -26.72%, before deducting the maximum 5.00% contingent deferred sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge and the chart on page 3 for total returns after deducting the contingent deferred sales charge.)

     These returns compare with the average return of -13.73% for small company growth funds tracked by Lipper, and a return of -11.84% for the Russell 2000.


Galaxy Small Company Equity Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

Capital Goods & Construction   9%

Other Common Stocks, US Agency Obligation & Net Other Assets & Liabilities   11%

Consumer Staples   20%

Consumer Cyclical   23%

Technology  37%

[end pie chart]


Opportunities in Market Weakness

     When the period began at the end of 1997, small cap stocks were hurt by profit taking in energy and technology shares. While the Fund was overweighted in energy issues, it was underweighted in technology shares. As prices became more attractive, we added stocks of better-quality companies with more visible earnings.

     Many of these shares came from the technology sector, which rebounded at the start of 1998. With falling oil prices further depressing returns from energy stocks, we reduced the Fund's position in that group. We used the proceeds from those and other sales to increase the Fund's technology holdings and to add shares of health care and consumer firms.

     Although technology and health care stocks underperformed in the months that followed, the Fund benefited from a rebound in energy issues and strong performances by its auto stocks. As we found attractive prices, we continued to build Fund positions in technology, health care, and consumer firms -- while also adding shares of capital goods and transportation companies.

     In the second quarter of 1998, the Fund enjoyed healthy returns from individual consumer stocks -- which helped offset an underweighting in that strongly performing sector. As before, we added shares of technology, health care, capital goods, and transportation firms, while also rebuilding some of the Fund's energy positions. To finance these purchases we took profits in technology and airlines stocks that we felt were overpriced. When stocks of small companies plunged in the third quarter of 1998, we looked for opportunities to enhance the quality and size of companies in the portfolio.

Cheap Prices Could Help Sector Outperform

     As small company stocks rebounded in October, the Fund enjoyed strong returns from many investments that we'd bought at very attractive prices. Leading the advance were the Fund's technology and consumer shares. The size of this bounce may signal that the small cap sector has bottomed. With an easing in the Fed's monetary policy and greater economic stability overseas, investors may now be willing to accept the added risk that stocks of small companies carry.

     Because small cap stocks are cheaper relative to large cap stocks than they have been in several decades, small cap stocks could outperform in the coming year. In this environment we plan to continue searching for shares of high-quality firms with strong growth potential and reasonable valuations.

Steve Barbaro has managed the Galaxy Small Company Equity Fund since its inception in December 1991. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

---------------
MARKET OVERVIEW
---------------

GALAXY INTERNATIONAL EQUITY FUND

By Thomas M. O'Neill, Chief Investment Officer, Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC Sub-Advisor


[photo: Thomas M. O'Neill]


     For the fiscal year ended October 31, 1998, the Galaxy International Equity Fund earned returns far stronger than those of its market benchmark and other funds with similar investment objectives. This was largely the result of an underweighting in the poorly performing Asian markets, an overweighting in the better-performing European markets, and a strong selection of individual investments.

     During the reporting period the Fund's Trust Shares earned a total return of 14.32%. Over the same time, Retail A Shares earned 13.64%, before deducting the maximum 3.75% front-end sales charge. (Please see the chart on page 2 for total returns after deducting the front-end sales charge.)

     Those returns compare with 4.07% for the average international fund tracked by Lipper, and 9.95% for the EAFE Index.

Reduced Asian Exposure Remains Helpful

     When the reporting period began in November 1997, Asian stocks represented about 27% of the Fund's equity portfolio and about 33% of the EAFE Index. This left the Fund overweighted in Europe and underweighted in Asia -- a strategy that we maintained throughout the period. As the economies of Southeast Asia and Japan deteriorated in the final months of 1997, we further reduced investments in the region -- along with shares of European firms that have significant business relations with Asia. In Japan, we gave greater attention to stocks in more defensive sectors. We remained defensively positioned in Europe during this time and throughout the rest of the reporting period.

     In the first half of 1998 the Fund earned strong returns from overweighted positions in France, Italy, Spain and the Netherlands. An underweighted position in the better-performing German market detracted from returns, along with overweighted positions in the lesser-performing markets of Australia, Mexico and Brazil. Returns continued to be driven, however, by the Fund's overweighting in European stocks, strong performances by individual holdings in Europe and an underweighting in Asia.

     As economic problems spread to Russia and Latin America in the second half of the year, the Fund's country weightings remained beneficial. Individual stock selection and a general underweighting in financial issues also helped Fund returns. We used the worldwide weakness in stock prices that


Galaxy International Equity Fund

Growth of $10,000 investment*

[start mountain chart]

             Morgan Stanley Europe,    Galaxy International    Galaxy International
             Australia & Far East          Equity Fund -           Equity Fund -
                  Index                  Retail A Shares          Trust Shares
1991                10,000                     9,625                  10,000
1992                 8,680                     9,297                   9,660
1993                11,970                    11,748                  12,207
1994                13,134                    12,795                  13,294
1995                13,125                    12,713                  13,291
1996                14,499                    14,093                  14,820
1997                15,212                    16,332                  17,280
10/31/98            16,704                    18,559                  19,755

* Since inception on 12/30/91. Performance figures for Retail A Shares include the effect of the maximum 3.75% front-end sales charge. The Morgan Stanley Capital International Europe, Australia & Far East (EAFE) Index is an unmanaged index in which investors cannot invest. Results for the index do not reflect the investment management fees and other expenses incurred by the Fund.

[end mountain chart]

---------------
MARKET OVERVIEW
---------------

Galaxy International Equity Fund

Distribution of Total Net Assets
as of October 31, 1998


[start pie chart]

Australia 2%

US Agency Obligation & Net Other Assets & Liabilities 3%

North, Central & South America 4%

Far East 16%

United Kingdom 22%

Europe  53%

[end pie chart]

occurred during this time to make selective additions to existing positions and establish new positions in several stocks that we believed to be oversold -- including shares from Hong Kong and Japan.

Staying On the Defensive

     We expect volatility in world stock markets to continue into 1999. Economic fundamentals are shaky in many regions and corporate earnings remain vulnerable to disappointments. While investors were cheered by a decline in U.S. interest rates, and a strengthening in the Japanese yen against the U.S. dollar, many businesses abroad still expecting their earnings to slow. In this climate we plan to keep the Fund's portfolio somewhat defensive -- with sizable holdings in the food, drug, publishing and telecommunications sectors -- and look for new investment opportunities that further market volatility may bring.

Thomas M. O'Neill is Chief Investment Officer of Fleet Investment Advisors Inc. Oeschle International Advisors, LLC serves as sub-advisor for the Fund. Oeschle International Advisors, LLC is a firm dedicated to international investing and has approximately $12.2 billion in assets under management.



--------------------------------------------------------------------------------
Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor and Administrator are presently waiving fees and/or reimbursing expenses and may revise or discontinue such practice at any time. Without such waivers and/or reimbursements, performance would be lower. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures in this report include changes in share price, the effect of sales charges, where applicable, and reinvestment of dividends and capital gains distributions, if any.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PROGRAM

The Golden Rule of investing is "pay yourself first." That is easy to do with Galaxy's Automatic Investment Program. For as little as $50 per month deducted directly from your checking, savings or bank money market account, you can consistently and conveniently add to your Galaxy investment. When you establish an Automatic Investment Program, the $2,500 initial investment requirement for Galaxy is waived. Of course, such a program does not assure a profit and does not protect against loss in a declining market.


[start sidebar]

"A well-balanced asset allocation plan may help to control your risk while pursuing your goals."

[end sidebar]


DIVERSIFICATION

A fundamental investment practice is "diversification." A well-balanced asset allocation plan may help to control your risk while pursuing your goals. Many mutual funds offer a low-cost way to diversify your investments while you benefit from professional management. Galaxy's comprehensive array of investment choices can be used in combination to match the needs of nearly everyone.

EXCHANGE PRIVILEGES

As your investment needs change, you can conveniently exchange your shares in one fund for shares in another fund within the same share class.

QUARTERLY MAGAZINE

Service also means giving you the practical information you need, in language you can understand, to make smart investment decisions. The quarterly magazine, Galaxy Observer, brings news, strategies and simple, straight-forward explanations of investment basics and terminology.

CONSOLIDATED STATEMENTS

Timely, comprehensive mutual fund account statements offer detailed information on your individual account. If you have a Fleet One, Fleet Gold, or a Fleet Private Banking Account, your Galaxy Fund information can be added to these statements.

24-HOUR ACCESS TO REGISTERED REPRESENTATIVES

24 hours a day, seven days a week, 365 days a year, we are ready and available to help. Our toll-free telephone lines offer round-the-clock access to Fund information and service. Call 1-877-BUY-GALAXY (1-877-289-4252) for information on initial purchases and current performance.

CUSTOMER SERVICE

Quality customer service is only a phone call away. Call 1-877-BUY-GALAXY (1-877-289-4252) between 8 a.m. and 6 p.m. to arrange bank wires, or to make telephone exchanges and redemptions.


Certain shareholder services may not be available to Trust Share investors. Please consult the Fund Prospectus.

* Shares of the Funds are distributed through First Data Distributors, Inc., member NASD and SIPC.

Investment Specialists are registered representatives of FIS Securities, Inc., Fleet Enterprises, Inc., or Quick & Reilly, Inc., members NASD and SIPC.

---------------
THE GALAXY FUND
---------------

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
COMMON STOCKS - 50.28%

                  Consumer Staples - 12.89%

    110,000       Becton Dickinson & Co. ..................    $   4,633,750
    130,000       Bestfoods ...............................        7,085,000
     90,000       Boston Scientific Corp.* ................        4,899,375
    200,000       Coca Cola Enterprises, Inc. .............        7,212,500
     50,000       Elan Corp. Plc, ADR* ....................        3,503,125
    110,000       Forest Laboratories, Inc.* ..............        4,599,375
     80,000       Genzyme Corp.* ..........................        3,365,000
    100,000       Gillette Co. ............................        4,493,750
    100,000       Lilly (Eli) & Co. .......................        8,093,750
     60,000       Merck & Co., Inc. .......................        8,115,000
    130,000       PepsiCo, Inc. ...........................        4,387,500
     80,000       Pfizer, Inc. ............................        8,585,000
     50,000       Procter & Gamble Co. ....................        4,443,750
     50,000       Warner-Lambert Co. ......................        3,918,750
                                                               -------------
                                                                  77,335,625
                                                               -------------

                  Technology - 9.10%

    100,000       Altera Corp.* ...........................        4,162,500
     90,000       Automatic Data Processing, Inc. .........        7,003,125
    150,000       Cisco Systems, Inc.* ....................        9,450,000
    120,000       Compaq Computer Corp. ...................        3,795,000
     90,000       EMC Corp.* ..............................        5,793,750
     90,000       Hewlett-Packard Co. .....................        5,416,875
     80,000       Intel Corp. .............................        7,135,000
     75,000       Lucent Technologies, Inc. ...............        6,014,062
     60,000       Xerox Corp. .............................        5,812,500
                                                               -------------
                                                                  54,582,812
                                                               -------------

                  Finance - 8.89%

     75,000       American International Group, Inc. ......        6,393,750
     39,999       Associates First Capital Corp. ..........        2,819,930
     70,000       BankBoston Corp. ........................        2,576,875
     35,000       Chase Manhattan Corp. ...................        1,988,437
    150,000       Citigroup, Inc. .........................        7,059,375
    130,000       Fannie Mae ..............................        9,205,625
     90,000       First Union Corp. .......................        5,220,000
    120,000       Hartford Financial
                  Services Group, Inc. ....................        6,375,000
    120,000       Norwest Corp. ...........................        4,462,500
     50,000       SunAmerica, Inc. ........................        3,525,000
    100,000       Washington Mutual, Inc. .................        3,743,750
                                                               -------------
                                                                  53,370,242
                                                               -------------

                  Capital Goods and Construction - 4.89%

    150,000       Boeing Co. ..............................        5,625,000
    115,000       Deere & Co. .............................        4,068,125
     80,000       General Electric Co. ....................        7,000,000
     70,000       Textron, Inc. ...........................        5,206,250
    100,000       Thermo Electron Corp.* ..................        1,993,750
     35,000       United Technologies Corp. ...............        3,333,750
    100,000       US Filter Corp.* ........................        2,118,750
                                                               -------------
                                                                  29,345,625
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Energy - 4.27%

     35,000       Baker Hughes, Inc. ......................    $     772,188
     70,000       Enron Corp. .............................        3,692,500
    160,000       Halliburton Co. .........................        5,750,000
     70,000       Mobil Corp. .............................        5,298,125
    100,000       Noble Affiliates, Inc. ..................        3,275,000
    130,000       Schlumberger, Ltd. ......................        6,825,000
                                                               -------------
                                                                  25,612,813
                                                               -------------

                  Consumer Cyclical - 4.25%

    110,000       CVS Corp. ...............................        5,025,625
     40,000       Dayton Hudson Corp. .....................        1,695,000
    212,000       Home Depot, Inc. ........................        9,222,000
     70,000       McDonald's Corp. ........................        4,681,250
    100,000       Walgreen Co. ............................        4,868,750
                                                               -------------
                                                                  25,492,625
                                                               -------------

                  Utilities - 3.22%

    120,000       Frontier Corp. ..........................        3,607,500
    180,000       MCI WorldCom, Inc.* .....................        9,945,000
    125,000       SBC Communications, Inc. ................        5,789,063
                                                               -------------
                                                                  19,341,563
                                                               -------------

                  Transportation - 2.01%

     80,000       AMR Corp.* ..............................        5,360,000
     80,000       Burlington Northern Santa Fe Corp. ......        2,470,000
    200,000       Southwest Airlines Co. ..................        4,237,500
                                                               -------------
                                                                  12,067,500
                                                               -------------

                  Basic Materials - 0.76%

    160,000       Sonoco Products Co. .....................        4,540,000
                                                               -------------
                  Total Common Stocks......................      301,688,805
                  (Cost $222,824,993)                          -------------

 Par Value
 ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.43%

                  U.S. Treasury Bonds - 8.72%

$ 1,500,000       7.63%, 02/15/07 .........................    $   1,633,875
 12,850,000       7.50%, 11/15/16 .........................       16,020,866
  1,000,000       8.13%, 08/15/19 .........................        1,337,770
    750,000       8.50%, 02/15/20 .........................        1,041,945
  6,200,000       7.88%, 02/15/21 .........................        8,174,142
    500,000       8.13%, 08/15/21 .........................          677,315
  3,500,000       7.25%, 08/15/22 .........................        4,361,035
  3,250,000       7.63%, 11/15/22 .........................        4,216,940
  2,850,000       7.13%, 02/15/23 .........................        3,519,408
  8,400,000       6.50%, 11/15/26 .........................        9,794,400
  1,325,000       6.38%, 08/15/27 .........................        1,529,646
                                                               -------------
                                                                  52,307,342
                                                               -------------

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
                  U.S. Treasury Notes - 7.29%

$ 3,650,000       5.50%, 03/31/00 .........................    $   3,707,597
  1,000,000       5.63%, 04/30/00 .........................        1,019,120
  1,750,000       5.38%, 06/30/00 .........................        1,781,973
  3,000,000       5.75%, 10/31/00 .........................        3,084,000
  3,550,000       6.38%, 09/30/01 .........................        3,746,280
  1,000,000       5.50%, 02/28/03 .........................        1,044,840
 11,360,000       5.75%, 04/30/03 .........................       12,002,862
    500,000       7.25%, 05/15/04 .........................          568,005
  3,000,000       7.25%, 08/15/04 .........................        3,419,100
  2,500,000       7.50%, 02/15/05 .........................        2,904,900
  8,175,000       6.50%, 10/15/06 .........................        9,176,110
  1,200,000       5.63%, 05/15/08 .........................        1,293,096
                                                               -------------
                                                                  43,747,883
                                                               -------------

                  Federal Home Loan
                  Mortgage Corporation - 10.80%

 61,869,000       5.42%, 11/02/98 (B) .....................       61,841,056
  1,000,000       7.74%, 06/01/04 .........................        1,017,720
  1,000,000       7.05%, 06/08/05 .........................        1,034,650
    861,792       7.00%, 01/01/27 .........................          878,752
                                                               -------------
                                                                  64,772,178
                                                               -------------

                  Federal National
                  Mortgage Association - 1.86%

  1,000,000       6.74%, 09/19/01 .........................        1,055,390
  1,000,000       6.49%, 01/19/06 .........................        1,029,280
    841,510       6.00%, 01/01/09 .........................          848,604
    881,338       6.00%, 04/01/11 .........................          885,462
  2,075,000       7.00%, 03/25/13 .........................        2,117,148
  2,363,056       6.00%, 08/01/13 .........................        2,372,650
  2,000,000       8.18%, 04/15/24 .........................        2,029,340
    273,887       6.50%, 01/01/26 .........................          276,111
    565,088       6.50%, 11/01/27 .........................          569,501
                                                               -------------
                                                                  11,183,486
                                                               -------------

                  Government National
                  Mortgage Association - 0.76%

    572,301       9.00%, 12/15/17 .........................          612,716
    761,441       7.50%, 01/15/26 .........................          784,041
  2,080,599       7.00%, 07/15/28 .........................        2,130,013
  1,000,000       7.50%, 10/15/28 .........................        1,029,680
                                                               -------------
                                                                   4,556,450
                                                               -------------
                  Total U.S. Government
                  and Agency Obligations...................      176,567,339
                  (Cost $170,285,401)                          -------------


CORPORATE NOTES AND BONDS - 17.85%

  1,000,000       Abbott Laboratories
                  6.40%, 12/01/06..........................        1,073,750
  2,500,000       American Express Credit Corp.
                  6.13%, 06/15/00..........................        2,550,000


                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
CORPORATE NOTES AND BONDS - (continued)

$ 1,000,000       American Express Co.
                  Senior Bond
                  6.75%, 06/23/04..........................    $   1,076,250
    200,000       American Telephone & Telegraph Corp.
                  7.00%, 05/15/05..........................          218,000
  1,000,000       Arizona Public Service Co.
                  First Mortgage
                  7.63%, 06/15/99..........................        1,015,000
  1,000,000       Associates Corp. of North America
                  Senior Note
                  5.25%, 03/30/00..........................          998,750
  1,000,000       Bank One Milwaukee, MTN
                  6.35%, 03/19/01..........................        1,026,250
    700,000       Becton Dickinson
                  6.70%, 08/01/28.........................           733,250
  1,000,000       Borg-Warner Automotive, Inc.
                  Senior Note
                  7.00%, 11/01/06..........................        1,058,750
    200,000       Burlington Northern Santa Fe
                  6.88%, 02/15/16..........................          202,250
  1,000,000       Caterpillar Financial Services Corp.
                  Series F, MTN
                  6.40%, 04/16/01..........................        1,033,750
  1,700,000       Caterpillar Financial
                  Services Corp., MTN
                  6.00%, 05/23/02..........................        1,755,250
  1,200,000       CitiGroup, Senior MTN
                  8.63%, 11/01/04..........................        1,233,000
  1,000,000       Coca-Cola Enterprises, Inc.
                  7.13%, 08/01/17..........................        1,053,750
  1,000,000       Commercial Credit Co.
                  5.75%, 07/15/00..........................        1,010,000
  1,400,000       Commercial Credit Co.
                  6.50%, 08/01/04..........................        1,449,000
  1,000,000       First Union Corp.
                  6.60%, 06/15/00..........................        1,023,750
  1,000,000       Ford Motor Credit Co.
                  8.38%, 01/15/00..........................        1,036,250
  2,000,000       Ford Motor Credit Co.
                  6.38%, 10/06/00..........................        2,042,500
  1,000,000       Ford Motor Credit Co.
                  Senior Note
                  6.50%, 02/28/02..........................        1,028,750
  3,000,000       G.E. Capital Corp., Series A, MTN
                  5.76%, 04/24/00..........................        3,037,500
  1,000,000       G.E. Capital Corp., Series A, MTN
                  5.92%, 04/03/01..........................        1,022,500
    500,000       G.E. Capital Corp., Series A, MTN
                  6.02%, 05/04/01..........................          513,750
  3,000,000       General Motors Acceptance Corp.
                  7.00%, 03/01/00..........................        3,071,250
  1,000,000       General Motors Acceptance Corp.
                  6.88%, 07/15/01..........................        1,041,250
  1,000,000       General Motors Acceptance Corp.
                  7.00%, 09/15/02..........................        1,058,750
    250,000       GTE Corp.
                  6.46%, 04/15/08..........................          264,375

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
CORPORATE NOTES AND BONDS -  (continued)

$ 1,000,000       GTE North, Inc., Series D
                  6.90%, 11/01/08..........................    $   1,101,250
  3,000,000       Heinz (H.J.) Co., Euro Bond
                  5.75%, 02/03/03..........................        3,074,700
    750,000       Heinz (H.J.) Co.
                  6.88%, 01/15/03..........................          807,188
  1,000,000       Hershey Foods Corp.
                  6.70%, 10/01/05..........................        1,082,500
  1,300,000       Hershey Foods Corp.
                  7.20%, 08/15/27..........................        1,464,125
  1,000,000       Hertz Corp., Senior Note
                  7.00%, 04/15/01..........................        1,038,750
  2,000,000       Ingersoll-Rand, Senior Note
                  6.26%, 02/15/01..........................        2,065,000
  1,000,000       International Business
                  Machines Corp.
                  6.34%, 06/15/00..........................        1,022,500
  1,000,000       International Business
                  Machines Corp.
                  7.50%, 06/15/13..........................        1,196,250
  2,000,000       International Business
                  Machines Corp.
                  6.22%, 08/01/27..........................        2,142,500
    500,000       International Paper Co.
                  7.00%, 06/01/01..........................          521,250
  1,000,000       Keycorp Institutional Capital Corp.
                  Series A
                  6.63%, 06/15/29
                  Putable 06/01/99 (A).....................        1,006,500
  1,500,000       Lockheed Martin Corp.
                  6.85%, 05/15/01..........................        1,563,750
  1,500,000       Lucent Technologies, Inc.
                  7.25%, 07/15/06..........................        1,678,125
    500,000       May Department Stores Co.
                  6.88%, 11/01/05..........................          536,250
  2,025,000       McDonald's Corp., Senior MTN
                  5.95%, 01/15/08..........................        2,113,594
    500,000       McDonald's Corp.
                  8.88%, 04/01/11..........................          649,375
    500,000       Mead Corp.
                  6.84%, 03/01/37..........................          550,000
    850,000       Merck & Co.
                  6.40%, 03/01/28..........................          889,313
  2,500,000       Minnesota Mining & Manufacturing
                  6.38%, 02/15/28..........................        2,521,875
  1,000,000       National City Bank of Kentucky
                  6.30%, 02/15/11..........................        1,048,750
  1,000,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.38%, 10/15/04..........................        1,073,750
  2,500,000       National Rural Utilities
                  Cooperative Finance Corp.
                  6.13%, 05/15/05..........................        2,609,375
  1,500,000       National Rural Utilities
                  Cooperative Finance Corp.
                  5.75%, 11/01/08..........................        1,499,445
  1,000,000       NationsBank Corp.
                  7.00%, 09/15/01..........................        1,057,500


CORPORATE NOTES AND BONDS -  (continued)

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
$ 2,500,000       NationsBank of North America
                  5.86%, 05/26/00..........................   $    2,537,500
    500,000       Northern Telecom, Ltd.
                  6.00%, 09/01/03..........................          511,875
  1,000,000       Paccar Financial Corp., Series H
                  MTN
                  6.42%, 05/15/00..........................        1,022,500
  1,000,000       Penney (J.C.) & Co.
                  6.95%, 04/01/00..........................        1,030,000
  1,000,000       Pennsylvania Power & Light Co.
                  6.88%, 02/01/03..........................        1,076,250
  2,975,000       PepsiCo, Inc., Series 1, MTN
                  6.80%, 05/15/00..........................        3,067,969
  1,000,000       PepsiCo, Inc.
                  5.75%, 01/01/03..........................        1,030,000
  1,620,000       PepsiCo, Inc.
                  5.75%, 01/15/08..........................        1,650,375
  1,590,000       Pitney Bowes Credit Corp.
                  6.63%, 06/01/02..........................        1,677,450
  1,800,000       Potomac Electric Power Co.
                  6.50%, 09/15/05..........................        1,923,750
  2,000,000       Potomac Electric Power Co.
                  6.25%, 10/15/07..........................        2,152,500
    325,000       Rite Aid Corp.
                  6.70%, 12/15/01..........................          337,594
  1,000,000       Service Corp. International
                  7.38%, 04/15/04..........................        1,088,750
  3,500,000       Sherwin-Williams Co.
                  6.50%, 02/01/02..........................        3,666,250
  1,900,000       Sherwin-Williams Co.
                  6.85%, 02/01/07..........................        2,082,875
  1,000,000       Southwest Airlines Co.
                  8.75%, 10/15/03..........................        1,155,000
  1,000,000       Suntrust Bank of Atlanta
                  7.25%, 09/15/06..........................        1,078,750
    300,000       Suntrust Bank of Central Florida, MTN
                  6.90%, 07/01/07..........................          325,500
  1,000,000       Sysco Corp.
                  7.25%, 04/15/07..........................        1,121,250
  1,250,000       Sysco Corp.
                  6.50%, 08/01/28..........................        1,256,250
  1,000,000       Texaco Capital, Inc.
                  8.50%, 02/15/03..........................        1,137,500
    500,000       Texas Utilities Electric Co.
                  7.38%, 11/01/99..........................          511,250
  2,000,000       United Telecommunications, Inc.
                  9.50%, 04/01/03..........................        2,350,000
     500,00       Virginia Electric & Power Co.
                  5.88%, 04/01/00..........................          508,125
  2,000,000       Wachovia Bank
                  6.30%, 03/15/01..........................        2,052,500
  2,000,000       Wal-Mart Stores
                  6.75%, 05/15/02..........................        2,122,500
  1,000,000       Xerox Corp.
                  9.75%, 03/15/00..........................        1,062,500
    600,000       Xerox Corp.
                  8.13%, 04/15/02..........................          656,250
                                                               -------------
                  Total Corporate Notes and Bonds .........      107,134,253
                  (Cost $103,071,707)                          -------------


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Asset Allocation Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 2.11%

$ 1,550,000       American Express Master Trust
                  Series 1998-1, Class A
                  5.90%, 04/15/04..........................    $   1,596,500
  1,000,000       Chase Manhattan Auto Owner Trust
                  Series 1998-C, Class A4
                  5.85%, 05/15/03..........................        1,020,000
  2,950,000       Chemical Master Credit Card
                  Trust 1, Class A
                  5.55%, 09/15/03..........................        2,966,579
  4,500,000       Discover Card Master Trust
                  Series 1998-4, Class A
                  5.75%, 10/16/03..........................        4,545,000
    161,656       Ford Credit Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.50%, 11/15/99..........................          161,756
    454,899       NationsBank Auto Owner Trust
                  Series 1996-A, Class A-3
                  6.38%, 07/15/00..........................          455,750
    456,828       Premier Auto Trust
                  Series 1996-3, Class A-3
                  6.50%, 03/06/00..........................          457,682
    716,812       Prudential Home Mortgage Securities
                  Class 1996-7, Series A-1, CMO
                  6.75%, 06/25/11..........................          719,722
    710,878       Rural Housing Trust
                  Series 1987-1, Class 1-D, CMO
                  6.33%, 04/01/26..........................          719,480
                                                               -------------
                  Total Asset-Backed and
                  Mortgage-Backed Securities ..............       12,642,469
                  (Cost $12,410,137)                           -------------


                                                                    Value
 Shares                                                            (Note 2)
 ---------                                                         --------
CONVERTIBLE PREFERRED STOCK - 0.25%

     30,000       Loral Space and
                  Communications, Ltd.,
                  Series C, 6.00% (A)......................    $   1,511,250
                                                               -------------
                  Total Convertible Preferred Stock .......        1,511,250
                  (Cost $1,627,725)                            -------------

Total Investments - 99.92%.................................      599,544,116
(Cost $510,219,963)                                            -------------

Net Other Assets and Liabilities - 0.08%...................          496,189
                                                               -------------
Net Assets - 100%..........................................    $ 600,040,305
                                                               =============
-----------------------------------------------
*     Non-income producing security.
(A)   Securities exempt from registration pursuant to Rule 144A under the
      Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, these securities amounted to $2,517,750, or 0.42% of net assets.
(B)   Discount yield at time of purchase.
ADR   American Depositary Receipt
CMO   Collateralized Mortgage Obligation
MTN   Medium Term Note

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
COMMON STOCKS - 84.22%

                  Consumer Staples - 21.00%

    195,000       Becton Dickinson & Co. ..................    $   8,214,375
    150,000       Bestfoods ...............................        8,175,000
    130,000       Gillette Co. ............................        5,841,875
     95,000       Lilly (Eli) & Co. .......................        7,689,062
     55,000       Merck & Co., Inc. .......................        7,438,750
    340,000       PepsiCo, Inc. ...........................       11,475,000
     70,000       Pfizer, Inc. ............................        7,511,875
     70,000       Procter & Gamble Co. ....................        6,221,250
    100,000       Warner-Lambert Co. ......................        7,837,500
                                                               -------------
                                                                  70,404,687
                                                               -------------

                  Finance - 17.82%

    100,000       Associates First Capital Corp. ..........        7,050,000
    150,000       BankBoston Corp. ........................        5,521,875
    125,000       Fannie Mae ..............................        8,851,563
    120,000       First Union Corp. .......................        6,960,000
    175,000       Hartford Financial
                  Services Group, Inc. ....................        9,296,875
    160,000       Highwoods Properties, Inc., REIT ........        4,470,000
    190,000       Norwest Corp. ...........................        7,065,625
    120,000       Spieker Properties, Inc., REIT ..........        4,140,000
    170,000       Washington Mutual, Inc. .................        6,364,375
                                                               -------------
                                                                  59,720,313
                                                               -------------

                  Energy - 10.81%

    110,000       Consolidated Natural Gas Co. ............        5,809,375
     85,000       Exxon Corp. .............................        6,056,250
    170,000       Halliburton Co. .........................        6,109,375
     80,000       Mobil Corp. .............................        6,055,000
    125,000       Schlumberger Ltd. .......................        6,562,500
     95,000       Texaco, Inc. ............................        5,634,687
                                                               -------------
                                                                  36,227,187
                                                               -------------

                  Utilities - 10.05%

    120,000       American Telephone
                  & Telegraph Corp. .......................        7,470,000
    195,000       Baltimore Gas & Electric Co. ............        6,118,125
    220,000       Frontier Corp. ..........................        6,613,750
    163,000       SBC Communications, Inc. ................        7,548,938
    225,000       Washington Gas Light Co. ................        5,948,437
                                                               -------------
                                                                  33,699,250
                                                               -------------

                  Consumer Cyclical - 8.41%

    180,000       Ford Motor Co. ..........................        9,765,000
    130,000       McDonald's Corp. ........................        8,693,750
    200,000       Walgreen Co. ............................        9,737,500
                                                               -------------
                                                                  28,196,250
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Technology - 7.51%

    165,000       Automatic Data Processing, Inc. .........    $  12,839,063
     35,000       Intel Corp. .............................        3,121,562
     95,000       Xerox Corp. .............................        9,203,125
                                                               -------------
                                                                  25,163,750
                                                               -------------

                  Capital Goods and Construction - 5.47%

    160,000       Boeing Co. ..............................        6,000,000
     60,000       Caterpillar, Inc. .......................        2,700,000
    110,000       General Electric Co. ....................        9,625,000
                                                               -------------
                                                                  18,325,000
                                                               -------------

                  Basic Materials - 2.37%

    170,000       Weyerhauser Co. .........................        7,958,125
                                                               -------------

                  Transportation - 0.78%

     85,000       Burlington Northern
                  Santa Fe Corp............................        2,624,375
                                                               -------------
                  Total Common Stocks......................      282,318,937
                  Cost $209,856,280)                           -------------

 Par Value
----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.64%

                  Federal Home Loan
                  Mortgage Corporation (A) - 14.40%

$48,284,000       5.42%, 11/02/98..........................       48,276,731
                                                               -------------
                  U.S. Treasury Bond - 0.63%

  1,700,000       7.50%, 11/15/16..........................        2,119,492
                                                               -------------
                  U.S. Treasury Note - 0.61%

  2,000,000       5.50%, 04/15/00..........................        2,034,180
                                                               -------------
                  Total U.S. Government
                  and Agency Obligations...................       52,430,403
                                                               -------------
                  (Cost $51,939,512)

Total Investments - 99.86%.................................      334,749,340
(Cost $261,795,792)                                            -------------

Net Other Assets and Liabilities - 0.14%...................          468,260
                                                               -------------
Net Assets - 100.00%.......................................    $ 335,217,600
                                                               =============

---------------------------------------
(A)   Discount yield at time of purchase.
REIT  Real Estate Investment Trust.


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Growth and Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
COMMON STOCKS - 92.22%

                  Consumer Staples - 20.84%

    172,700       American Home Products Corp. ............    $   8,419,125
    118,000       Anheuser-Busch Cos., Inc. ...............        7,013,625
    180,300       Elan Corp. Plc, ADR* ....................       12,632,269
    170,000       Forest Laboratories, Inc.* ..............        7,108,125
    270,000       Genzyme Corp.* ..........................       11,356,875
    155,000       Hannaford Brothers Co. ..................        6,790,937
    475,000       Humana, Inc.* ...........................        8,995,313
    130,000       International Flavors &
                  Fragances, Inc. .........................        4,866,875
     94,000       Johnson & Johnson .......................        7,661,000
     65,000       Merck & Co., Inc. .......................        8,791,250
    170,000       PepsiCo, Inc. ...........................        5,737,500
     49,000       Pfizer, Inc. ............................        5,258,312
    145,000       Pharmacia & Upjohn, Inc. ................        7,675,938
    152,000       Stryker Corp. ...........................        6,374,500
                                                               -------------
                                                                 108,681,644
                                                               -------------

                  Technology - 14.46%

    148,283       AMP, Inc. ...............................        6,088,871
    102,000       Avnet, Inc. .............................        5,074,500
    138,000       Cisco Systems, Inc. .....................        8,694,000
    198,000       Compaq Computer Corp. ...................        6,261,750
     87,000       Computer Sciences Corp. .................        4,589,250
    226,000       Electronic Data Systems Corp. ...........        9,195,375
    133,000       Harris Corp. ............................        4,663,312
    138,000       Hewlett-Packard Co. .....................        8,305,875
     62,000       International Business
                  Machines Corp. ..........................        9,203,125
    122,000       Motorola, Inc. ..........................        6,344,000
    109,000       Texas Instruments, Inc. .................        6,969,188
                                                               -------------
                                                                  75,389,246
                                                               -------------

                  Finance - 12.80%

    160,000       Bank One Corp. ..........................        7,820,000
    141,999       BankAmerica Corp. .......................        8,156,068
     96,000       Chase Manhattan Corp. ...................        5,454,000
     74,000       Chubb Corp. .............................        4,551,000
    132,000       Citigroup, Inc. .........................        6,212,250
    110,000       Countrywide Credit Industries, Inc. .....        4,750,625
     32,000       General Re Corp. ........................        7,030,000
    110,000       Hartford Financial
                  Services Group, Inc. ....................        5,843,750
     68,000       Lincoln National Corp. ..................        5,159,500
     54,000       Morgan (J.P.) & Co., Inc. ...............        5,089,500
     18,000       Wells Fargo & Co. .......................        6,660,000
                                                               -------------
                                                                  66,726,693
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Consumer Cyclical - 11.05%

    190,000       Circuit City Stores .....................    $   6,875,625
    392,000       Cooper Tire & Rubber Co. ................        6,517,000
     76,000       Eastman Kodak Co. .......................        5,890,000
     98,000       Ford Motor Co. ..........................        5,316,500
    214,000       Lowe's Cos., Inc. .......................        7,209,125
     90,000       McDonald's Corp. ........................        6,018,750
    390,000       Office Depot, Inc.* .....................        9,750,000
    105,000       Penney (J.C.) Co., Inc. .................        4,987,500
    200,000       Sherwin-Williams Co. ....................        5,037,500
                                                               -------------
                                                                  57,602,000
                                                               -------------

                  Utilities - 8.24%

    106,000       American Telephone &
                  Telegraph Corp. .........................        6,598,500
    140,000       Century Telephone Enterprises, Inc. .....        7,953,750
    158,000       Entergy Corp. ...........................        4,542,500
    122,000       GTE Corp. ...............................        7,159,875
    182,000       MCI WorldCom, Inc.* .....................       10,055,500
    144,000       SBC Communications, Inc. ................        6,669,000
                                                               -------------
                                                                  42,979,125
                                                               -------------

                  Energy - 7.93%

    135,000       Amoco Corp. .............................        7,576,875
     80,000       Atlantic Richfield Co. ..................        5,510,000
    205,000       Halliburton Co. .........................        7,367,187
    150,000       Kerr-McGee Corp. ........................        5,981,250
     97,000       Mobil Corp. .............................        7,341,687
    144,400       Schlumberger, Ltd. ......................        7,581,000
                                                               -------------
                                                                  41,357,999
                                                               -------------

                  Basic Materials - 7.67%

     38,100       Crown Cork & Seal, Inc. .................        1,214,438
    150,000       Goodrich (B.F.) Co. .....................        5,400,000
    176,000       Lubrizol Corp. ..........................        4,906,000
     74,000       Minnesota Mining &
                  Manufacturing Co. .......................        5,920,000
    220,000       Morton International, Inc. ..............        5,472,500
    245,000       Pall Corp. ..............................        6,186,250
    140,000       Praxair, Inc. ...........................        5,635,000
    170,000       Sigma Aldrich Corp. .....................        5,254,062
                                                               -------------
                                                                  39,988,250
                                                               -------------


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Growth and Income Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Capital Goods and Construction - 6.47%

    120,000       Boeing Co. ..............................    $   4,500,000
     64,000       General Electric Co. ....................        5,600,000
     61,000       Honeywell, Inc. .........................        4,872,375
    126,000       Hubbell, Inc., Class A ..................        5,024,250
    300,000       US Filter Corp.* ........................        6,356,250
    163,125       Waste Management, Inc. ..................        7,361,016
                                                               -------------
                                                                  33,713,891
                                                               -------------

                  Transportaion - 2.76%

     68,000       British Airways Plc, ADR ................        5,142,500
    168,000       Burlington Northern Santa Fe Corp. ......        5,187,000
     85,000       Union Pacific Corp. .....................        4,048,125
                                                               -------------
                                                                  14,377,625
                                                               -------------
                  Total Common Stocks .....................      480,816,473
                  (Cost $415,367,324)                          -------------

CONVERTIBLE PREFERRED STOCKS - 1.67%

    135,000       Crown Cork & Seal Co., Inc., 4.50%.......        4,058,437
     80,000       Loral Space and
                  Communications, Ltd.,
                  Series C, 6.00% (A) .....................        4,030,000
     12,000       Loral Space and
                  Communications, Ltd., 6.00% .............         604,500
                                                               -------------
                  Total Convertible
                  Preferred Stocks.........................        8,692,937
                  (Cost $10,986,353)                           -------------

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
U.S. AGENCY OBLIGATION (B) - 6.76%

                  Federal Home Loan
                  Mortgage Corporation - 6.76%

$35,247,000       5.42%, 11/02/98..........................    $  35,241,693
                                                               -------------
                  Total U.S. Agency Obligation.............       35,241,693
                  (Cost $35,241,693)                           -------------

Total Investments - 100.65%................................      524,751,103
(Cost $461,595,370)                                            -------------

Net Other Assets and Liabilities - (0.65)%.................       (3,365,269)
                                                               -------------
Net Assets - 100.00%.......................................    $ 521,385,834
                                                               =============

---------------------------------------------
*     Non-income producing security.
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, these securities amounted to $4,030,000, or 0.77% of net assets.
(B)   Discount yield at time of purchase.
ADR   American Depositary Receipt

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
COMMON STOCKS - 98.99%

                  Consumer Cyclical - 24.61%

    145,500       Albertson's, Inc. .......................    $   8,084,344
    314,100       Brinker International, Inc.* ............        7,597,294
    479,600       Carnival Corp., Class A .................       15,527,050
     33,100       Chrysler Corp. ..........................        1,592,938
    250,500       Fleetwood Enterprises, Inc. .............        8,078,625
    142,500       Gap, Inc. ...............................        8,567,813
    100,700       General Motors Corp. ....................        6,350,393
    154,300       Harley-Davidson, Inc. ...................        5,979,125
    404,000       Jones Apparel Group, Inc.* ..............        6,969,000
    299,900       Kaufman & Broad Home Corp. ..............        8,565,894
    319,400       Lowe's Cos., Inc. .......................       10,759,787
    240,100       Mattel, Inc. ............................        8,613,588
    198,700       Office Depot, Inc.* .....................        4,967,500
     88,500       Pier 1 Imports, Inc. ....................          818,625
    122,500       Ross Stores, Inc. .......................        3,981,250
    333,600       Shaw Industries, Inc. ...................        5,796,300
    411,000       TJX Cos., Inc. ..........................        7,783,312
    130,000       Tommy Hilfiger Corp.* ...................        6,036,875
                                                               -------------
                                                                 126,069,713
                                                               -------------

                  Finance - 20.37%

    211,490       Bank One Corp. ..........................       10,336,574
     83,900       BankAmerica Corp. .......................        4,819,006
     96,000       BankBoston Corp. ........................        3,534,000
    120,000       Bear Stearns Cos., Inc. .................        4,282,500
    126,000       Chase Manhattan Corp. ...................        7,158,375
     33,250       Citigroup, Inc. .........................        1,564,828
    138,300       Fannie Mae ..............................        9,793,368
    163,700       First Union Corp. .......................        9,494,600
    150,000       Marsh & McLennan Cos., Inc. .............        8,325,000
    106,100       MBIA, Inc. ..............................        6,485,363
    481,800       MBNA Corp. ..............................       10,991,062
    118,400       Mellon Bank Corp. .......................        7,118,800
    130,500       Merrill Lynch & Co., Inc. ...............        7,732,125
    239,850       SLM Holding Corp. .......................        9,608,991
     70,000       UNUM Corp. ..............................        3,110,625
                                                               -------------
                                                                 104,355,217
                                                               -------------


                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Technology - 19.69%

    242,900       Altera Corp.* ...........................    $  10,110,713
    141,400       Applied Materials, Inc.* ................        4,904,812
     93,600       Boston Scientific Corp.* ................        5,095,350
    128,000       Cadence Design Systems, Inc.*............        2,736,000
    148,725       Cisco Systems, Inc.* ....................        9,369,675
    438,021       Compaq Computer Corp. ...................       13,852,415
    228,000       Computer Associates
                  International, Inc.......................        8,977,500
    247,700       EMC Corp.* ..............................       15,945,688
     43,700       Intel Corp. .............................        3,897,494
     23,300       International Business
                  Machines Corp............................        3,458,594
    362,300       Sterling Commerce, Inc.* ................       12,771,075
    177,300       Tellabs, Inc.* ..........................        9,751,500
                                                               -------------
                                                                 100,870,816
                                                               -------------

                  Consumer Staples - 14.24%

    277,200       Abbott Laboratories .....................       13,011,075
    180,000       American Home Products Corp. ............        8,775,000
    139,400       Becton Dickinson & Co. ..................        5,872,225
    124,600       Biomet, Inc. ............................        4,228,612
     50,000       Bristol-Myers Squibb Co. ................        5,528,125
    318,900       HEALTHSOUTH Corp.* ......................        3,866,663
     40,000       Merck & Co., Inc. .......................        5,410,000
    243,700       Rexall Sundown, Inc.* ...................        4,371,368
    111,000       Safeway, Inc.* ..........................        5,307,188
     84,600       Schering-Plough Corp. ...................        8,703,225
    106,500       Wellpoint Health Networks, Inc.* ........        7,841,062
                                                               -------------
                                                                  72,914,543
                                                               -------------

                  Utilities - 7.87%

    137,200       American Telephone &
                  Telegraph Corp. .........................        8,540,700
    139,600       Bell Atlantic Corp. .....................        7,416,250
     55,900       FPL Group, Inc. .........................        3,497,243
     52,000       GTE Corp. ...............................        3,051,750
    111,900       Public Service Enterprise
                  Group, Inc. .............................        4,252,200
    168,800       SBC Communications, Inc. ................        7,817,550
    100,000       US WEST Communications Group.............        5,737,500
                                                               -------------
                                                                  40,313,193
                                                               -------------

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Value Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Capital Goods and Construction - 6.38%

    147,300       Clayton Homes, Inc. .....................    $   2,273,944
    151,600       Ingersoll-Rand Co. ......................        7,655,800
     45,400       Johnson Controls, Inc. ..................        2,553,750
     96,200       Lockheed Martin Corp. ...................       10,714,275
     73,000       Precision Castparts Corp. ...............        3,212,000
     48,500       Sundstrand Corp. ........................        2,276,468
     41,900       United Technologies Corp. ...............        3,990,975
                                                               -------------
                                                                  32,677,212
                                                               -------------

                  Energy - 4.32%

    326,000       Coastal Corp. ...........................       11,491,500
    120,000       Enron Corp. .............................        6,330,000
    100,100       Phillips Petroleum Co. ..................        4,329,325
                                                               -------------
                                                                  22,150,825
                                                               -------------

                  Transportation - 1.51%

    115,200       AMR Corp.* ..............................        7,718,400
                                                               -------------
                  Total Common Stocks .....................      507,069,919
                  (Cost $423,047,194)                          -------------

                                                                    Value
 Par Value                                                         (Note 2)
 ---------                                                         --------
U.S. AGENCY OBLIGATION (A) - 1.12%

                  Federal Home Loan
                  Mortgage Corporation - 1.12%

$ 5,748,000       5.42%, 11/02/98 .........................    $   5,747,135
                                                               -------------
                  Total U.S. Agency Obligation ............        5,747,135
                  (Cost $5,747,135)                            -------------


Total Investments - 100.11%................................      512,817,054
(Cost $428,794,329)                                            -------------

Net Other Assets and Liabilities - (0.11)% ................         (552,944)
                                                               -------------
Net Assets - 100.00% ......................................    $ 512,264,110
                                                               =============

----------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Strategic Equity Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
COMMON STOCKS - 95.23%

                  Technology - 22.68%

     20,000       Altera Corp.* ...........................    $     832,500
     30,000       Applied Materials, Inc.* ................        1,040,625
     59,000       Diebold, Inc. ...........................        1,840,063
     33,000       Electronic Data Systems Co. .............        1,342,687
     20,000       EMC Corp.* ..............................        1,287,500
     24,000       Hewlett Packard Co. .....................        1,444,500
      9,000       International Business Machines Corp. ...        1,335,938
     52,000       Molex, Inc., Class A ....................        1,699,750
     12,000       Perkin Elmer Corp. ......................        1,011,750
     21,000       Tellabs, Inc.* ..........................        1,155,000
     40,000       Teradyne, Inc.* .........................        1,300,000
     11,000       Xerox Corp. .............................        1,065,625
                                                               -------------
                                                                  15,355,938
                                                               -------------

                  Consumer Cyclical - 13.94%

     30,000       Circuit City Stores .....................        1,085,625
    177,000       CompUSA Inc.* ...........................        2,455,875
     75,000       Cooper Tire & Rubber Co. ................        1,246,875
     13,000       Eastman Kodak Co. .......................        1,007,500
     52,000       Office Depot, Inc.* .....................        1,300,000
     40,000       Pep Boys-Manny Moe & Jack ...............          625,000
     50,000       Toys 'R' Us, Inc.* ......................          978,125
     35,000       Wendy's International, Inc. .............          735,000
                                                               -------------
                                                                   9,434,000
                                                               -------------

                  Consumer Staples - 12.94%

     33,000       Elan Corp. Plc, ADR* ....................        2,312,062
     15,000       Forest Laboratories, Inc.* ..............          627,188
     30,000       Genzyme Corp.* ..........................        1,261,875
     18,000       Hannaford Brothers Co. ..................          788,625
     20,000       Kimberly Clark Corp. ....................          965,000
      6,000       Merck & Co., Inc. .......................          811,500
     31,000       Stryker Corp.* ..........................        1,300,062
     16,000       United Healthcare Corp.* ................          697,000
                                                               -------------
                                                                   8,763,312
                                                               -------------

                  Energy - 11.79%

     52,000       Baker Hughes, Inc. ......................        1,147,250
     50,000       BJ Services Co.* ........................        1,021,875
     23,000       Burlington Resources, Inc. ..............          947,312
     30,000       Cooper Cameron Corp.* ...................        1,042,500
     30,000       Halliburton Co. .........................        1,078,125
     20,000       National Fuel Gas Co. ...................          945,000
     26,000       Noble Affiliates, Inc. ..................          851,500
     18,000       Schlumberger, Ltd. ......................          945,000
                                                               -------------
                                                                   7,978,562
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
 ------                                                            --------
                  Finance - 10.95%

     30,000       Bank One Corp. ..........................    $   1,466,250
     23,000       Chase Manhattan Corp. ...................        1,306,687
     22,000       Hartford Financial Services Group, Inc. .        1,168,750
     20,000       MBIA, Inc. ..............................        1,222,500
     60,000       Washington Mutual, Inc. .................        2,246,250
                                                               -------------
                                                                   7,410,437
                                                               -------------

                  Capital Goods and Construction - 8.40%

     50,000       Case Corp. ..............................        1,100,000
     27,000       Hubbell, Inc., Class B ..................        1,076,625
     30,000       Raychem Corp. ...........................          916,875
     65,000       US Filter Corp.* ........................        1,377,188
     27,000       Waste Management, Inc. ..................        1,218,375
                                                               -------------
                                                                   5,689,063
                                                               -------------

                  Basic Materials - 8.29%

     60,000       Crown Cork & Seal Co., Inc. .............        1,912,500
     23,000       Goodrich (B.F.) Co. .....................          828,000
     12,000       Minnesota Mining & Manufacturing Co. ....          960,000
     34,000       Pall Corp. ..............................          858,500
     34,000       Sigma Aldrich Corp. .....................        1,050,813
                                                               -------------
                                                                   5,609,813
                                                               -------------

                  Transportation - 4.31%

     45,000       Burlington Northern Santa Fe Corp. ......        1,389,374
     72,000       Southwest Airlines Co. ..................        1,525,500
                                                               -------------
                                                                   2,914,874
                                                               -------------

                  Utilities - 1.93%

     21,000       American Telephone & Telegraph Corp. ....        1,307,250
                                                               -------------
                  Total Common Stocks .....................       64,463,249
                  (Cost $59,597,271)                           -------------


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Strategic Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
Par Value                                                          (Note 2)
---------                                                          --------
U.S. AGENCY OBLIGATION (A) - 5.88%

                  Federal Home Loan
                  Mortgage Corporation - 5.88%

 $3,980,000       5.42%, 11/02/98 .........................    $   3,979,401
                                                               -------------
                  Total U.S. Agency Obligation ............        3,979,401
                  (Cost $3,979,401)                            -------------

Total Investments - 101.11% ...............................       68,442,650
(Cost $63,576,672)                                             -------------

Net Other Assets and Liabilities - (1.11)% ................         (748,054)
                                                               -------------
Net Assets - 100.00% ......................................    $  67,694,596
                                                               =============

----------------------------
*     Non-income producing security.
(A)   Discount yield at time of purchase.
ADR   American Depositary Receipt

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Growth Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

COMMON STOCKS - 94.44%

                  Technology - 23.12%

    540,000       Applied Materials, Inc.* ................    $  18,731,250
    350,000       Automatic Data Processing, Inc. .........       27,234,375
    325,000       Cisco Systems, Inc.* ....................       20,475,000
    647,200       Compaq Computer Corp. ...................       20,467,700
    151,500       Dell Computer Corp.* ....................        9,942,188
    287,000       Edwards (J.D) & Co.* ....................        9,399,250
    400,000       EMC Corp.* ..............................       25,750,000
    100,000       International Business
                  Machines Corp. ..........................       14,843,750
     30,000       KLA-Tencor Corp.* .......................        1,106,250
    143,900       Lucent Technologies, Inc. ...............       11,538,981
    325,000       Maxim Integrated Products, Inc.* ........       11,598,438
    300,000       Network Associates, Inc.* ...............       12,750,000
    250,000       Nokia Corp., Class A, ADR ...............       23,265,625
     30,000       Novellus Systems, Inc.* .................        1,164,375
    300,000       Tellabs, Inc.* ..........................       16,500,000
    345,000       Teradyne, Inc.* .........................       11,212,500
    175,000       Texas Instruments, Inc. .................       11,189,062
    225,000       Xerox Corp. .............................       21,796,875
                                                               -------------
                                                                 268,965,619
                                                               -------------

                  Consumer Staples - 22.96%

    500,000       Abbott Laboratories .....................       23,468,750
    300,000       American Home Products Corp. ............       14,625,000
    370,800       Becton Dickinson & Co. ..................       15,619,950
    250,000       Bestfoods ...............................       13,625,000
    190,000       Bristol-Myers Squibb Co. ................       21,006,875
    312,000       Elan Corp. Plc, ADR* ....................       21,859,500
    259,500       Guidant Corp. ...........................       19,851,750
    200,000       Johnson & Johnson .......................       16,300,000
    300,000       Lilly (Eli) & Co. .......................       24,281,250
    185,000       Merck & Co., Inc. .......................       25,021,250
    325,000       PepsiCo, Inc. ...........................       10,968,750
    200,000       Pfizer, Inc. ............................       21,462,500
    175,000       Procter & Gamble Co. ....................       15,553,125
    300,000       Warner-Lambert Co. ......................       23,512,500
                                                               -------------
                                                                 267,156,200
                                                               -------------

                  Consumer Cyclical - 13.15%

    649,200       Capstar Broadcasting
                  Corp., Class A* .........................       11,279,850
    302,400       Clear Channel
                  Communications, Inc.* ...................       13,778,100
    500,000       CVS Corp. ...............................       22,843,750
    300,000       Dayton Hudson Corp. .....................       12,712,500
    375,000       Disney (Walt) Co. .......................       10,101,563
    300,000       Ford Motor Co. ..........................       16,275,000
    400,000       Home Depot, Inc. ........................       17,400,000
    200,000       McDonald's Corp. ........................       13,375,000
    400,000       Service Corp. International .............       14,250,000
    300,000       Sinclair Broadcast Group, Inc.* .........        3,900,000
    900,000       TJX Cos., Inc. ..........................       17,043,750
                                                               -------------
                                                                 152,959,513
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Finance - 12.57%

    225,000       American International Group, Inc. ......    $  19,181,250
    330,000       Associates First Capital Corp. ..........       23,265,000
    250,000       Chase Manhattan Corp. ...................       14,203,125
    500,000       Citigroup, Inc. .........................       23,531,250
    500,000       Cornerstone Properties, Inc., REIT ......        7,750,000
    330,000       Fannie Mae ..............................       23,368,125
    255,000       Heller Financial, Inc. ..................        6,120,000
    300,000       Norwest Corp. ...........................       11,156,250
    250,000       SunAmerica, Inc. ........................       17,625,000
                                                               -------------
                                                                 146,200,000
                                                               -------------

                  Capital Goods and Construction - 9.68%

     60,000       AES Corp.* ..............................        2,456,250
    250,000       AlliedSignal, Inc. ......................        9,734,375
    250,000       Boeing Co. ..............................        9,375,000
    137,500       Deere & Co. .............................        4,864,062
    275,000       General Electric Co. ....................       24,062,500
    250,000       Republic Services, Inc., Class A* .......        5,468,750
    380,000       Tyco International Ltd. .................       23,536,250
    551,398       US Filter Corp.* ........................       11,682,745
    130,000       United Technologies Corp. ...............       12,382,500
    200,000       Waste Management, Inc. ..................        9,025,000
                                                               -------------
                                                                 112,587,432
                                                               -------------

                  Energy - 7.52%

    347,500       Amoco Corp. .............................       19,503,438
    200,000       BJ Services Co.* ........................        4,087,500
    317,000       Cooper Cameron Corp.* ...................       11,015,750
    400,000       Halliburton Co. .........................       14,375,000
    200,000       Mobil Corp. .............................       15,137,500
    200,000       Schlumberger Ltd. .......................       10,500,000
    350,000       Transocean Offshore, Inc. ...............       12,928,125
                                                               -------------
                                                                  87,547,313
                                                               -------------

                  Utilities - 4.58%

    500,000       MCI WorldCom, Inc.* .....................       27,625,000
    650,000       Nextel Communications, Inc.* ............       11,781,250
    300,000       SBC Communications, Inc. ................       13,893,750
                                                               -------------
                                                                  53,300,000
                                                               -------------

                  Basic Materials - 0.86%

    175,000       duPont (E.I.) deNemours & Co. ...........       10,062,500
                                                               -------------
                  Total Common Stocks .....................    1,098,778,577
                  (Cost $745,899,988)                          -------------


CONVERTIBLE PREFERRED STOCKS - 1.94%

    140,000       AES Trust I, Series A ...................        8,680,000
    275,000       Loral Space and
                  Communications, Ltd.,
                  Series C, 6.00% (A) .....................       13,853,125
                                                               -------------
                  Total Convertible Preferred Stocks ......       22,533,125
                  (Cost $20,750,000)                           -------------

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
Par Value                                                          (Note 2)
---------                                                          --------
U.S. AGENCY OBLIGATION (B) - 3.61%

                  Federal Home Loan
                  Mortgage Corporation - 3.61%

$41,969,000       5.42%, 11/02/98 .........................   $   41,962,681
                                                              --------------
                  Total U.S. Agency Obligation ............       41,962,681
                  (Cost $41,962,681)                          --------------

Total Investments - 99.99% ................................    1,163,274,383
(Cost $808,612,669)                                           --------------


Net Other Assets and Liabilities - 0.01% ..................          125,364
                                                              --------------
Net Assets - 100.00% ......................................   $1,163,399,747
                                                              ==============

-----------------------------------
*        Non-income producing security.
(A) Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 1998, these securities amounted to $13,853,125 or 1.19% of net assets.
(B)      Discount yield at time of purchase.
ADR      American Depositary Receipt
REIT     Real Estate Investment Trust


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

COMMON STOCKS - 84.37%

                  Technology - 18.05%

     65,200       Analogic Corp. ..........................    $   2,493,900
     55,600       Analysts International Corp. ............          976,475
    124,400       BancTec, Inc.* ..........................        1,539,450
     50,000       Bell & Howell Co.* ......................        1,325,000
    160,200       Benchmark Electronics, Inc.* ............        3,774,712
    289,668       Boole & Babbage, Inc.* ..................        7,712,411
     69,050       Burr-Brown Corp.* .......................        1,281,741
     78,700       Chyron Corp.* ...........................          157,400
    165,000       Clare (C.P.) Corp.* .....................          825,000
    192,500       Computer Task Group, Inc. ...............        5,895,312
     78,100       Condor Technology Solutions, Inc.* ......        1,034,825
     15,000       Hadco Corp.* ............................          472,500
    148,400       Hypercom Corp.* .........................        1,409,800
    164,800       Infinium Software, Inc.* ................        1,112,400
     81,100       Instron Corp. ...........................        1,257,050
     73,800       Keithley Instruments, Inc. ..............          401,288
     56,400       K-Tron International, Inc.* .............          965,850
     37,200       Landmark Systems Corp.* .................          334,800
    149,200       MacNeal-Schwendler Corp.* ...............          848,575
    126,100       MapInfo Corp.* ..........................        1,560,487
    119,500       Mentor Graphics Corp.* ..................          963,469
    107,800       Methode Electronics, Inc., Class A ......        1,657,425
     47,685       Micro Focus Group Plc,
                  Sponsored ADR* ..........................          906,015
     53,500       Nashua Corp.* ...........................          819,219
     25,100       ONIX Systems, Inc.* .....................          156,875
    108,380       Optek Technology, Inc.* .................        1,883,103
     64,500       Peerless Group, Inc.* ...................          435,375
     38,900       Perceptron, Inc.* .......................          221,244
     44,100       Performance Technologies, Inc.* .........          551,250
     49,700       Pericom Semiconductor Corp.* ............          260,925
     52,400       Plannar Systems, Inc.* ..................          471,600
     41,800       Segue Software, Inc.* ...................          796,812
    115,100       Sybase, Inc.* ...........................          683,406
     35,800       Tegal Corp.* ............................           96,213
    133,600       Teltrend, Inc.* .........................        1,736,800
     40,000       Total Control Products, Inc.* ...........          345,000
      4,900       Ultratech Stepper, Inc.* ................           88,200
    289,000       Unitrode Corp.* .........................        3,630,562
     50,100       Viasoft, Inc.* ..........................          306,863
     69,900       Wood's (T.B.), Inc. .....................          974,231
                                                               -------------
                                                                  52,363,563
                                                               -------------

                  Consumer Cyclical - 17.91%

     43,650       ADVO, Inc.* .............................        1,110,347
    130,000       American Homestar Corp.* ................        2,128,750
     32,100       American Skiing Corp.* ..................          286,894
     38,200       Applebee's International, Inc. ..........          778,325
     50,000       ASI Solutions, Inc.* ....................          281,250
     70,050       Bassett Furniture Industries, Inc. ......        1,593,637
     61,300       Beazer Homes USA, Inc.* .................        1,084,244
    116,400       Children's Comprehensive Services* ......        1,484,100
     22,600       CN Biosciences, Inc.* ...................          593,250
     63,100       Cooker Restaurant Corp. .................          382,544
     22,500       Culp, Inc. ..............................          163,125

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Consumer Cyclical (continued)

    104,600       Eagle Hardware & Garden, Inc.* ..........    $   2,431,950
     33,000       Engle Homes, Inc. .......................          424,875
     73,000       Execustay Corp.* ........................          638,750
     44,500       Filene's Basement Corp.* ................           84,828
     42,314       Fresh Foods, Inc.* ......................          359,669
    116,800       Friendly Ice Cream Corp.* ...............          737,300
     47,400       Galoob Toys, Inc.* ......................          568,800
     22,600       Happy Kids, Inc.* .......................          223,175
     53,000       Houghton Mifflin Co. ....................        2,067,000
    106,000       Infousa, Inc., Class A* .................          397,500
     62,000       Infousa, Inc., Class B* .................          317,750
    110,000       Iterim Services, Inc.* ..................        2,337,500
    122,400       ITI Technologies, Inc.* .................        3,534,300
    111,500       Jones Intercable, Inc., Class A* ........        3,128,969
     82,800       K2, Inc. ................................          910,800
     49,800       Kroll-O'Gara Co.* .......................        1,226,325
     85,200       Lamalie Associates, Inc.* ...............          660,300
     46,500       Newmark Homes Corp.* ....................          377,813
     94,405       O'Charley's, Inc.* ......................        1,132,860
     95,400       Protection One, Inc. ....................        1,073,250
    162,700       R & B, Inc.* ............................        1,403,287
     89,300       Rival Co. ...............................          619,519
     57,800       Rocky Shoes & Boots, Inc.* ..............          390,150
     49,100       Ruby Tuesday, Inc. ......................          828,563
     83,500       Ryan's Family Steak Houses, Inc. ........          897,625
     12,799       SEI Investments Co. .....................        1,060,717
     35,600       Signature Eyewear, Inc.* ................          164,650
     65,500       Spaghetti Warehouse, Inc.* ..............          450,313
      8,300       Star Buffet, Inc.* ......................           55,506
     88,200       TCA Cable TV, Inc. ......................        2,442,037
     78,100       The York Group, Inc. ....................          829,813
     20,000       Toll Brothers, Inc.* ....................          463,750
     90,700       Toro Co. ................................        2,006,737
    165,900       Unifirst Corp. ..........................        4,614,094
    157,450       Unitog Co. ..............................        2,834,100
     89,900       Worldtex, Inc.* .........................          382,075
                                                               -------------
                                                                  51,963,116
                                                               -------------

                  Finance - 13.13%

     70,000       American Annuity Group, Inc. ............        1,610,000
     60,620       Amerus Life Holdings, Inc., Class A .....        1,462,457
     10,100       Annuity & Life Re (Holdings), Ltd.* .....          236,088
     61,800       Brandywine Realty Trust, REIT ...........        1,104,675
     16,000       Colorado Business Bankshares* ...........          202,000
     86,800       Corporate Office
                  Properties Trust, Inc., REIT ............          661,850
    190,370       D & N Financial Corp. ...................        3,664,622
     43,900       Equity One, Inc., REIT ..................          400,588
     24,000       Executive Risk, Inc. ....................        1,140,000
     26,100       First Alliance Corp.* ...................          137,025
     50,700       FirstBank Puerto Rico* ..................        1,219,969
     23,000       GBC Bancorp .............................          612,375
     32,667       Hanmi Bank* .............................          459,380
     63,700       Healthcare Financial
                  Partners, Inc., REIT(A)* ................        6,370,000
     39,850       Healthcare Realty Trust, Inc., REIT .....          933,984
     48,700       Highlands Insurance Group, Inc.* ........          505,262


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

                  Finance (continued)

     57,400       Imperial Credit
                  Commercial Mortgage .....................    $     480,725
     77,500       Innkeepers USA Trust, REIT ..............          891,250
     60,000       Intercargo Corp. ........................          720,000
     50,000       IRT Property Co., REIT ..................          512,500
     12,200       Kansas City Life Insurance Co. ..........        1,018,700
     25,000       LaSalle Re Holdings, Ltd. ...............          590,625
     25,400       Life Financial Corp.* ...................          101,600
     98,700       Matrix Capital Corp.* ...................        1,172,063
     30,000       Ohio Casualty Corp. .....................        1,132,500
     21,000       Pacific Bank ............................          840,000
      8,000       Penn-America Group, Inc. ................           75,500
     91,500       PICO Holdings, Inc.* ....................          333,117
     53,450       Poe & Brown, Inc. .......................        2,067,847
     77,500       Point West Capital Corp. ................          232,500
      9,900       Pointe Financial Corp.* .................          100,237
     28,200       Prime Group Realty Trust, REIT ..........          452,963
     50,100       Reliance Bancorp, Inc. ..................        1,239,975
     80,000       Selective Insurance Group, Inc. .........        1,465,000
     15,500       SL Green Realty Corp., REIT .............          293,531
     42,446       Southwest Securities Group, Inc. ........          785,251
     20,000       Symons International Group, Inc.* .......          125,000
     16,800       Terra Nova (Bermuda)
                  Holdings, Ltd., Class A .................          466,200
     21,700       Tower Realty Trust, Inc., REIT ..........          439,425
     22,677       UMB Financial Corp. .....................        1,038,890
     47,000       Willis Lease Finance Corp.* .............          793,125
                                                               -------------
                                                                  38,088,799
                                                               -------------

                  Consumer Staples - 11.84%

     74,100       Advanced Health Corp.* ..................          185,250
     23,700       American Healthcorp, Inc.* ..............          234,037
      2,184       Amsurg Corp., Class A* ..................           14,469
     14,073       Amsurg Corp., Class B* ..................           86,197
    102,250       Apple Orthodontix, Inc.* ................          357,875
     47,500       Barrett Business Services, Inc.* ........          338,438
     80,200       Bindley Western Industries, Inc. ........        2,907,250
     24,900       Bioanalytical Systems, Inc.* ............          143,175
     32,100       Capital Senior Living Corp.* ............          377,175
     18,240       Cordiant Communications
                  Group, ADR ..............................          177,840
     87,400       CTB International Corp.* ................          611,800
    122,800       Datascope Corp.* ........................        2,770,675
     36,000       Gish Biomedical, Inc.* ..................          101,250
    162,000       Health Management Systems, Inc.* ........        1,113,750
     55,900       Hologic, Inc.* ..........................          765,131
    142,826       ICN Pharmaceuticals, Inc. ...............        3,338,558
     67,100       Invacare Corp. ..........................        1,509,750
     94,300       Lifecore Biomedical, Inc.* ..............          671,887
    129,875       Minntech Corp. ..........................        1,396,156
    136,733       Morrison Health Care, Inc. ..............        2,367,190
     98,000       Northland Cranberries, Inc., Class A ....        1,065,750
     58,000       Noven Pharmaceuticals, Inc. .............          235,625
    143,700       Paracelsus Healthcare Corp.* ............          269,438
    108,500       Performance Food Group Co.* .............        2,631,125
     47,689       Pilgrim's Pride Corp. ...................        1,099,828
     59,100       PMR Corp.* ..............................          406,312

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Consumer Staples (continued)

    126,825       Res-Care, Inc.* .........................    $   2,806,003
    105,921       Respironics, Inc.* ......................        1,635,155
    131,800       Richfood Holdings, Inc. .................        2,339,450
     18,240       Saatchi & Saatchi, ADR ..................          177,840
    131,400       SOS Staffing Services, Inc.* ............        1,108,687
    196,500       Unilab Corp.* ...........................          380,719
     45,600       Warner Chilcott Laboratories, ADR* ......          387,600
     40,500       Westaff, Inc.* ..........................          349,313
                                                               -------------
                                                                  34,360,698
                                                               -------------

                  Capital Goods and Construction - 11.57%

     30,900       ABC Rail Products Corp.* ................          432,600
     79,250       Advanced Technical Products, Inc.* ......          634,000
     22,600       Aeroflex, Inc.* .........................          254,250
     65,500       Analysis & Technology, Inc. .............        1,072,562
     22,000       Atchison Casting Corp.* .................          210,375
    133,900       Brown & Sharpe
                  Manufacturing Co., Class A* .............        1,054,463
    127,550       Chicago Bridge & Iron Co. N.V ...........        1,299,416
    100,300       Comptek Research, Inc.* .................          877,625
     74,400       Cuno, Inc.* .............................        1,134,600
     97,100       Denison International Plc, ADR* .........        1,432,225
    158,100       Evans & Sutherland
                  Computer Corp.* .........................        2,806,275
    150,875       Farr Co.* ...............................        1,376,734
     73,700       Giga-Tronics, Inc.* .....................          203,827
     55,500       Global Industrial Technologies, Inc.* ...          482,156
     50,600       Key Technology, Inc.* ...................          360,525
     75,100       Ladish Co., Inc.* .......................          643,044
     74,000       Layne Christensen, Inc.* ................          730,750
     24,000       Lindberg Co. ............................          306,000
    197,300       LSI Industries, Inc. ....................        4,044,650
    144,400       NCI Building Systems, Inc.* .............        3,122,650
     15,000       Osmonics, Inc.* .........................          134,062
     77,600       Reliance Steel & Aluminum Co. ...........        2,400,750
     94,450       Shaw Group, Inc.* .......................          909,081
     53,600       SunSource, Inc. .........................          834,150
     87,744       Terex Corp.* ............................        1,908,432
     52,400       TransTechnology Corp. ...................        1,103,675
     37,600       Ultralife Batteries, Inc.* ..............          200,925
     99,500       Valmont Industries, Inc. ................        1,567,125
     68,198       Varlen Corp. ............................        2,037,415
                                                               -------------
                                                                  33,574,342
                                                               -------------

                  Basic Materials - 4.61%

     12,100       Barringer Technologies, Inc.* ...........           89,994
     30,000       Centex Construction Products ............        1,008,750
     75,700       Dexter Corp. ............................        2,214,225
     52,600       Dunn Computer Corp.* ....................          151,225
     50,000       Elcor Corp. .............................        1,450,000
     10,300       Fuller (H.B.) Co. .......................          423,587
     84,700       Grief Brothers Corp., Class A ...........        2,710,400
     46,400       JPS Packaging Co.* ......................          174,000
     69,120       Meridian Resource Corp.* ................          289,440
     65,100       MPW Industrial
                  Services Group, Inc.* ...................          651,000


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Cap Value Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

                  Basic Materials (continued)

    170,100       Northwest Pipe Co.* .....................    $   2,881,069
     86,650       Peak International, Ltd.* ...............          790,681
     26,700       Steel of West Virginia, Inc.* ...........          158,531
     10,900       Sybron Chemicals, Inc.* .................          182,575
     50,100       Transmation, Inc.* ......................          212,925
                                                               -------------
                                                                  13,388,402
                                                               -------------

                  Energy - 4.05%

    108,700       Bellwether Exploration Co.* .............          747,312
     44,200       Berry Petroleum Co., Class A ............          580,125
    120,100       Callon Petroleum Co.* ...................        1,486,238
     63,000       Cross Timbers Oil Co. ...................          905,625
      2,600       Dawson Geophysical Co.* .................           26,000
     32,200       Devon Energy Corp. ......................        1,090,775
     54,800       Houston Exploration Co.* ................          972,700
    107,400       Key Production Co., Inc.* ...............          839,062
     30,000       MarkWest Hydrocarbon, Inc.* .............          296,250
     40,000       Nuevo Energy Co.* .......................          847,500
     18,800       Oceaneering International, Inc.* ........          270,250
     14,200       Petroglyph Energy, Inc.* ................           78,100
     29,500       Pioneer Natural Resources Co. ...........          444,344
     44,800       Pogo Producing Co. ......................          672,000
     53,700       Pride International, Inc.* ..............          624,263
     95,618       Range Resources .........................          543,827
    102,000       Vintage Petroleum, Inc. .................        1,326,000
                                                               -------------
                                                                  11,750,371
                                                               -------------

                  Transportation - 1.96%

    127,300       AirNet Systems, Inc.* ...................        1,790,156
     40,000       Arnold Industries, Inc. .................          510,000
     38,875       Cannon Express, Inc.* ...................          228,391
     53,200       Gulfmark Offshore, Inc.* ................          964,250
     24,000       Midwest Express Holdings, Inc.* .........          759,000
     85,200       RailTex, Inc.* ..........................          921,225
     94,500       Simon Transportation Services, Inc.* ....          519,750
                                                               -------------
                                                                   5,692,772
                                                               -------------

                  Utilities - 1.25%

     41,050       Atmos Energy Corp. ......................        1,218,672
     56,950       Cascade Natural Gas Corp. ...............          943,234
     20,000       Middlesex Water Co., Inc. ...............          445,000
     43,300       Southwest Gas Corp. .....................        1,025,669
                                                               -------------
                                                                   3,632,575
                                                               -------------
                  Total Common Stocks......................      244,814,638
                  (Cost $251,467,379)                          -------------

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
CORPORATE BOND - 0.12%

$   369,900       MacNeal-Schwendler Corp.
                  Convertible Subordinated Debenture
                  7.88%, 08/18/04 .........................    $     347,706
                                                               -------------
                  Total Corporate Bond ....................          347,706
                  (Cost $369,900)                              -------------


U.S. AGENCY OBLIGATION (B) - 16.44%

                  Federal Home Loan
                  Mortgage Corporation - 16.44%

 47,706,000       5.42%, 11/02/98 .........................       47,698,818
                                                               -------------
                  Total U.S. Agency Obligation ............       47,698,818
                  (Cost $47,698,818)                           -------------

Total Investments - 100.93% ...............................      292,861,162
(Cost $299,536,097)                                            -------------


Net Other Assets and Liabilities - (0.93)% ................       (2,696,047)
                                                               -------------
Net Assets - 100.00% ......................................    $ 290,165,115
                                                               =============

------------------------
*      Non-income producing security.
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may only be resold, in a transaction exempt from registration, to qualified institutional buyers. At October 31, 1998 this security amounted to $6,370,000 or 2.20% of net assets.
(B)    Discount yield at time of purchase.
REIT   Real Estate Investment Trust
ADR    American Depositary Receipt


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

COMMON STOCKS - 100.09%

                  Technology - 36.83%

     54,280       Acxiom Corp.* ...........................    $   1,363,785
    148,600       Advanced Fibre Communication* ...........        1,439,562
     89,300       Applied Mirco Circuits Corp.* ...........        2,143,200
    111,700       Ardent Software, Inc.* ..................        1,675,500
     91,200       Aseco Corp. .............................          131,100
    168,432       Aspen Technology, Inc.* .................        2,358,048
     59,400       Axent Technologies* .....................        1,492,425
     36,200       Best Software, Inc.* ....................          886,900
     53,800       BISYS Group, Inc.* ......................        2,353,750
     59,400       Cambridge Technology Partners, Inc.* ....        1,314,225
     68,200       Concord Communications, Inc.* ...........        2,531,925
    173,600       Condor Technology Solutions .............        2,300,200
     96,366       Cree Research, Inc. .....................        2,433,242
    274,750       Daou Systems, Inc. ......................        1,253,547
    126,600       Deltek Systems, Inc. ....................        2,262,975
     74,300       FactSet Research Systems, Inc. ..........        2,229,000
     86,300       Forrester Research, Inc.* ...............        2,783,175
    117,400       Geotel Communications Corp.* ............        3,052,400
    129,700       Global Imaging Systems, Inc.* ...........        1,637,462
    101,300       Great Plains Software, Inc. .............        3,722,775
    220,200       HTE, Inc.* ..............................        2,229,525
     62,900       Hyperion Solutions Corp.* ...............        1,887,000
    108,400       ICG Communications, Inc.* ...............        2,242,525
    103,100       IDT Corp.* ..............................        1,714,038
    268,592       Information Advantage* ..................        1,594,768
    139,225       Information Management Resources, Inc.* .        3,271,787
     95,592       Inso Corp.* .............................        1,828,197
    138,250       International Telecommunication
                  Data Systems, Inc.* .....................        3,300,719
    152,400       JDA Software Group, Inc.* ...............        1,447,800
    155,400       Made2Manage Systems, Inc.* ..............        1,252,913
    139,600       Mecon, Inc.* ............................          907,400
    158,700       Melita International Corp.* .............        1,904,400
    135,150       META Group, Inc.* .......................        3,243,600
     56,500       Metro Information Services, Inc.* .......        1,341,875
    140,800       Norstan, Inc.* ..........................        2,411,200
    160,200       Ortel Corp.* ............................        2,162,700
    193,500       Pervasive Software, Inc.* ...............        1,862,437
    629,800       Phonetel Technologies, Inc.* ............           78,725
     51,200       PMC Sierra, Inc.* .......................        2,297,600
     59,600       Probusiness Services, Inc.* .............        2,179,125
    205,200       Renaissance Worldwide, Inc.* ............        1,936,575
    117,700       Seamed Corp.* ...........................        1,515,388
    130,400       Secure Computing Corp.* .................        1,581,100
    116,400       SIPEX Corp. .............................        3,230,100
    158,750       SmarTalk TeleServices, Inc.* ............          922,734
    185,100       SPR, Inc.* ..............................        3,331,800
     71,245       SPSS, Inc.* .............................        1,362,561
     63,800       Star Telecommunications, Inc.* ..........          837,375
    140,600       Tekelec* ................................        2,522,012
    119,100       Teletech Holdings* ......................        1,176,113
    180,700       Tier Technologies, Inc.* ................        2,349,100
    133,500       Timberline Software Corp. ...............        2,528,156

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Technology (continued)

    107,900       Tollgrade Communications, Inc.* .........    $   2,158,000
     13,780       Total Control Products, Inc.* ...........          118,852
    120,200       TSI International Software, Ltd.* .......        3,771,275
    142,700       Unitrode Corp.* .........................        1,792,669
     65,500       Visio Corp.* ............................        1,743,938
     59,400       Vitesse Semiconductor Corp.* ............        1,915,650
    262,000       Whittman-Hart, Inc.* ....................        5,207,250
     64,900       World Access, Inc.* .....................        1,387,237
    143,550       YieldUP International Corp.* ............           94,205
    198,700       Zygo Corp.* .............................        1,937,325
                                                               -------------
                                                                 121,942,945
                                                               -------------

                  Consumer Cyclical - 23.17%

    166,728       ABR Information Services, Inc.* .........        3,146,991
     64,300       Action Performance* .....................        1,920,963
     66,700       Ambassadors International, Inc.* ........          975,487
     63,800       Applied Graphics Technologies* ..........          761,613
    122,500       ASI Solutions, Inc.* ....................          689,062
    123,400       Bally's Total Fitness Corp.* ............        2,329,175
     35,700       Barbeques Galore, Ltd., ADR* ............          148,378
    253,300       Brass Eagle, Inc.* ......................        3,134,588
     65,000       Carey International, Inc.* ..............        1,161,875
     65,200       Carriage Services, Inc.* ................        1,524,050
     65,000       CEC Entertainment, Inc.* ................        1,836,250
     76,700       Central Garden & Pet* ...................        1,514,825
     63,300       Cost Plus, Inc.* ........................        1,899,000
    120,925       Data Processing Resources Corp.* ........        2,766,159
    100,300       Dura Automotive Systems, Inc.* ..........        2,394,663
     39,300       Family Golf Centers, Inc.* ..............          827,756
    270,520       First Years, Inc. .......................        4,260,690
    199,000       Funco, Inc. .............................        2,935,250
    119,100       Goody's Family Clothing, Inc.* ..........        1,272,881
     64,300       Guitar Center, Inc.* ....................        1,101,137
    143,200       Jones Inter Cable, Inc., Class A* .......        4,018,550
    197,300       Just For Feet, Inc. .....................        3,341,769
    114,900       Keystone Automotive
                  Industries, Inc. ........................        2,147,194
     75,900       Kroll-O'Gara Co.* .......................        1,869,038
    123,100       Lifeline Systems, Inc.* .................        3,462,187
    179,969       Lo-Jack Corp. ...........................        1,979,659
     97,500       Market Facts, Inc.* .....................        2,279,063
     63,800       Metamor Worldwide, Inc.* ................        1,638,862
     59,600       Osh Kosh B'Gosh, Class A ................        1,244,150
    392,100       Players International, Inc.* ............        1,690,931
     84,770       Pre-Paid Legal Services, Inc.* ..........        2,029,182
    210,100       Silverleaf Resorts, Inc.* ...............        2,481,806
    177,200       Source Information
                  Management Co.* .........................        1,007,825
    183,350       Stein Mart, Inc.* .......................        1,443,881
     99,500       Steiner Leisure* ........................        2,425,312
     79,400       Travel Services International, Inc.* ....        1,607,850
    100,200       Travis Boats & Motors, Inc.* ............        1,647,038
    161,225       West Marine, Inc.* ......................        1,138,652
    107,600       Wilmar Industries .......................        2,663,100
                                                               -------------
                                                                  76,716,842
                                                               -------------

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Consumer Staples - 20.41%

     33,400       Access Health, Inc.* ....................    $   1,198,225
     59,600       Alpharma, Inc., Class A .................        1,650,175
    119,900       Anesta Corp. ............................        2,000,831
     64,300       Boron Lepore & Associates, Inc.* ........        1,736,100
    122,704       Casey's General Stores, Inc. ............        1,717,856
    126,650       Cytyc Corp.* ............................        2,121,388
     64,300       Education Management Corp.* .............        2,363,025
    194,900       FirstService Corp.* .....................        2,271,803
    134,700       Geltex Pharmaceuticals, Inc.* ...........        3,367,500
     24,620       G & K Services, Inc., Class A ...........        1,126,365
     64,300       Ha-Lo Industries* .......................        1,816,475
     63,450       Hanger Orthopedic Group, Inc.* ..........        1,253,137
    159,525       King Pharmaceuticals, Inc.* .............        2,482,608
    112,700       Natrol, Inc.* ...........................        1,296,050
     96,700       Natural Alternatives International* .....        1,269,188
    133,450       Nature's Sunshine Products, Inc. ........        2,118,519
     95,800       NFO Worldwide, Inc.* ....................          898,125
     65,000       NCS Healthcare Inc., Class A* ...........        1,145,625
    121,312       On Assignment, Inc.* ....................        4,124,608
     94,400       Osteotech, Inc.* ........................        2,377,700
     53,800       Parexel International Corp.* ............        1,186,962
     69,225       Patterson Dental Co.* ...................        2,855,531
     80,900       Pediatrix Medical Group, Inc.* ..........        3,771,963
    207,900       Pharmerica, Inc.* .......................          701,662
    101,500       Physicians Reliance Network* ............        1,129,187
    323,600       Physicians Specialty Corp.* .............        2,305,650
     71,850       Province Healthcare Co.* ................        1,877,081
     85,850       Renal Care Group, Inc.* .................        2,500,381
     89,300       Rexall Sundown, Inc.* ...................        1,601,819
    168,164       Romac International, Inc.* ..............        2,942,870
    213,550       Sheridan Healthcare, Inc.* ..............        1,521,544
     63,800       Staffmark, Inc.* ........................        1,120,488
     59,600       Twinlab Corp.* ..........................        1,322,375
    197,000       Weider Nutrition International, Inc. ....          972,687
     47,500       Whole Foods Market, Inc.* ...............        1,902,969
     34,050       Xomed Surgical Products, Inc.* ..........        1,530,122
                                                               -------------
                                                                  67,578,594
                                                               -------------

                  Capital Goods and Construction - 9.28%

     59,400       AAR Corp. ...............................        1,373,625
     75,600       Advanced Lighting
                  Technologies, Inc.* .....................          614,250
     99,236       AFC Cable Systems, Inc. .................        2,443,687
     64,300       Astec Industries, Inc.* .................        3,295,375
     55,300       Aviation Sales Co.* .....................        1,838,725
     63,800       Comfort Systems USA, Inc.* ..............        1,212,200
    105,275       Cuno, Inc.* .............................        1,605,444
    124,000       Group Maintenance
                  American Corp.* .........................        1,604,250
     70,900       Lindberg ................................          903,975
    115,400       MSC Industrial Direct, Inc., Class A* ...        2,452,250
     97,000       Motivepower Industries, Inc.* ...........        2,467,437
    159,500       Newpark Resources, Inc.* ................        1,505,281
    110,650       Omniquip International, Inc. ............        1,479,944
    284,110       PCD, Inc.* ..............................        3,622,403
    132,100       Recycling Industries, Inc.* .............          247,687

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Capital Goods
                  and Construction (continued)

      9,200       Shaw Group, Inc.* .......................    $      88,550
     63,400       Superior Services, Inc.* ................        1,331,400
    119,100       Tower Automotive* .......................        2,649,975
                                                               -------------
                                                                  30,736,458
                                                               -------------

                  Transportation - 3.18%

     72,300       AirNet Systems, Inc.* ...................        1,016,719
     28,750       Alaska Air Group, Inc.* .................        1,033,203
    245,025       Dynamex, Inc.* ..........................        1,699,861
     63,800       Eagle USA Airfreight, Inc.* .............          817,438
     64,400       Expeditors International of
                  Washington, Inc. ........................        2,181,550
     60,087       Midwest Express Holdings* ...............        1,900,251
    130,100       US Express Enterprises* .................        1,886,450
                                                               -------------
                                                                  10,535,472
                                                               -------------

                  Finance - 2.34%

     71,800       Enhance Financial Services Group ........        1,763,587
         54       Horizon Group
                  Properties, Inc., REIT* .................              189
     27,900       Policy Management Systems Co.* ..........        1,267,706
    105,200       Prime Retail, Inc., REIT ................        1,019,125
     79,600       Riggs National Corp. ....................        1,920,350
    251,000       Towne Services, Inc.* ...................        1,757,000
                                                               -------------
                                                                   7,727,957
                                                               -------------

                  Energy - 2.40%

    143,000       Abraxas Petroleum Corp.* ................          831,188
    132,700       Cabot Oil & Gas Corp. ...................        2,255,900
    253,750       Coho Energy, Inc.* ......................        1,141,875
    149,167       Magin Energy, Inc.* .....................          337,475
     98,600       Nuevo Energy Co.* .......................        2,089,087
    110,583       Pride International, Inc.* ..............        1,285,527
                                                               -------------
                                                                   7,941,052
                                                               -------------

                  Utilities - 1.51%

     16,200       Architel Systems Corp.* .................          153,900
    120,500       Davel Communication Corp. ...............        1,596,625
    195,100       Skytel Communications, Inc.* ............        3,231,344
                                                               -------------
                                                                   4,981,869
                                                               -------------
                  Basic Materials - 0.97%

     94,500       Millipore Corp. .........................        2,327,063
    200,400       U.S. Home & Garden, Inc.* ...............          889,275
                                                               -------------
                                                                   3,216,338
                                                               -------------
                  Total Common Stocks .....................      331,377,527
                  (Cost $339,845,113)                          -------------


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Small Company Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
Par Value                                                          (Note 2)
---------                                                          --------
U.S. AGENCY OBLIGATION (A) - 0.46%

                  Federal Home Loan
                  Mortgage Corporation - 0.46%

$ 1,521,000       5.42%, 11/02/98 .........................    $   1,520,771
                                                               -------------
                  Total U.S. Agency Obligation ............        1,520,771
                  (Cost $1,520,771)                            -------------


Total Investments - 100.55% ...............................      332,898,298
(Cost $341,365,884)                                            -------------

Net Other Assets and Liabilities - (0.55)% ................       (1,826,881)
                                                               -------------
Net Assets - 100.00% ......................................    $ 331,071,417
                                                               =============

--------------------------
*     Non-income producing security.
(A)   Discount yield at time of purchase.
ADR   American Depositary Receipt
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

International Equity Fund
PORTFOLIO OF INVESTMENTS
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

COMMON STOCKS - 97.18%

                  Australia - 1.61%

    760,884       Australia & New Zealand
                  Banking Group Ltd. ......................    $   4,354,438
    621,455       Coca-Cola Amatil Ltd. ...................        2,295,986
                                                               -------------
                                                                   6,650,424
                                                               -------------

                  Belguim - 1.50%

     88,700       KBC Bankassurance Holding NV ............        6,187,467
                                                               -------------

                  Canada - 1.82%

    221,100       BCE, Inc. ...............................        7,494,187
                                                               -------------

                  France - 13.39%

     47,294       Groupe Danone ...........................       12,506,280
    174,419       Renault SA ..............................        7,456,889
    104,474       Schneider SA ............................        6,202,391
     79,630       Suez Lyonnaise ..........................       14,262,646
     78,967       Thomson CSF .............................        2,743,490
     80,041       Valeo SA ................................        6,930,393
     22,243       Vivendi .................................        5,081,071
                                                               -------------
                                                                  55,183,160
                                                               -------------

                  Germany - 3.37%

     70,872       Daimler-Benz AG .........................        5,497,104
     85,230       Mannesmann AG ...........................        8,385,640
                                                               -------------
                                                                  13,882,744
                                                               -------------

                  Hungary - 0.37%

     46,270       Gedeon Richter, GDR .....................        1,550,045
                                                               -------------

                  Hong Kong - 1.58%

    676,000       Cheung Kong Ltd. ........................        4,625,952
    262,000       Hutchison Whampoa Ltd. ..................        1,877,469
                                                               -------------
                                                                   6,503,421
                                                               -------------

                  Italy - 9.67%

  4,184,163       Banco De Roma* ..........................        7,299,665
    141,700       Banca Popolare di Bergamo ...............        2,895,630
  1,674,869       Unicredito Italiano SPA .................        8,990,665
  1,026,881       Mediaset SPA ............................        6,505,114
  1,027,761       Olivetti SPA* ...........................        2,510,863
  1,613,000       Telecom Italia SPA ......................       11,659,530
                                                               -------------
                                                                  39,861,467
                                                               -------------

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------
                  Japan - 14.03%

    196,000       Canon, Inc. .............................    $   3,708,108
    400,000       Denso Corp. .............................        7,533,248
     98,000       Ito-Yokado Co. Ltd. .....................        5,717,718
    295,000       Matsushita Electric
                  Industrial Co. Ltd. .....................        4,330,716
    107,000       Murata Manufacturing Co. Ltd. ...........        3,607,979
        960       Nippon Telegraph &
                  Telephone Corp. .........................        7,511,969
    252,000       Nomura Securities Co. Ltd. ..............        1,902,703
        245       NTT Mobile Communications ...............        8,849,850
     64,000       Rohm Co. Ltd. ...........................        5,655,942
     55,900       Sony Corp. ..............................        3,549,206
    168,000       Takeda Chemical Industries ..............        5,463,063
                                                               -------------
                                                                  57,830,502
                                                               -------------

                  Mexico - 1.92%

    111,700       Grupo Televisa SA, GDR* .................        3,029,863
     92,778       Telefonos de Mexico S.A.,
                  Class L, ADR ............................        4,899,838
                                                               -------------
                                                                   7,929,701
                                                               -------------

                  Netherlands - 10.41%

    162,700       Gucci Group .............................        6,202,938
    245,533       Koninklijke Ptt .........................        9,540,876
     71,105       Laurus NV ...............................        1,788,717
     71,143       Philips Electronics .....................        3,784,951
    119,332       Royal Dutch Petroleum ...................        5,761,097
    101,579       Vendex International* ...................        2,582,494
    100,238       Vedior NV-CVA ...........................        2,553,766
    309,239       VNU NV ..................................       10,692,236
                                                               -------------
                                                                  42,907,075
                                                               -------------

                  New Zealand - 1.07%

    927,422       Telecom Corp. of New Zealand ............        1,807,308
    633,465       Telecom Corp. of New Zealand Ltd. .......        2,599,748
                                                               -------------
                                                                   4,407,056
                                                               -------------

                  Phillipines - 0.27%

    213,264       Metropolitan Bank & Trust Co. ...........        1,104,639
                                                               -------------
                  Portugal - 1.57%

    136,437       Portugal Telecom SA .....................        6,463,925
                                                               -------------

                  Singapore - 0.16%

    106,000       Development Bank of Singapore ...........          664,332
                                                               -------------

                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

International Equity Fund
PORTFOLIO OF INVESTMENTS (continued)
October 31, 1998

                                                                    Value
 Shares                                                            (Note 2)
---------                                                          --------

                  Spain - 4.74%

    521,067       Corp Bancaria de Espana SA ..............    $  11,337,998
    181,436       Telefonica de Espana SA .................        8,192,055
                                                               -------------
                                                                  19,530,053
                                                               -------------

                  Sweden - 2.71%

    147,770       Hennes & Mauritz AB, Class B ............       10,417,676
     72,920       Skandinaviska Enskilda Banken ...........          738,407
                                                               -------------
                                                                  11,156,083
                                                               -------------

                  Switzerland - 5.21%

      2,099       Nestle SA ...............................        4,460,026
      4,031       Novartis AG, Registered .................        7,256,633
        838       Roche Holdings AG .......................        9,768,629
                                                               -------------
                                                                  21,485,288
                                                               -------------

                  United Kingdom - 21.78%

    343,431       Allied Zurich, Plc* .....................        4,093,557
    343,431       B.A.T. Industries, Plc* .................        3,101,789
  1,712,720       British Aerospace, Plc ..................       12,744,989
   808,530        British Sky Broadcasting, Plc ...........        6,591,836
    926,084       Diageo, Plc .............................        9,999,802
    448,913       Glaxo Wellcome, Plc .....................       13,948,306
    465,400       Imperial Chemical Industries, Plc                4,180,011
  2,136,154       LucasVarity .............................        7,295,315
          1       PowerGen, Plc ...........................               14
    287,902       Railtrack Group, Plc ....................        7,735,725
    863,879       Vodafone Group, Plc .....................       11,569,756
  1,322,829       Somerfield, Plc .........................        8,537,081
                                                               -------------
                                                                  89,798,181
                                                               -------------
                  Total Common Stocks .....................      400,589,750
                  (Cost $341,217,902)                          -------------

                                                                    Value
Par Value                                                          (Note 2)
---------                                                          --------
U.S. AGENCY OBLIGATION (A) - 3.21%

                  Federal Home Loan
                  Mortgage Corporation - 3.21%

$13,235,000       5.42%, 11/02/98 .........................    $  13,233,007
                                                               -------------
                  Total U.S. Agency Obligation ............       13,233,007
                  (Cost $13,233,007)                           -------------

Total Investments - 100.39% ...............................      413,822,757
(Cost $354,450,909)                                            -------------

Net Other Assets and Liabilities - (0.39)% ................       (1,589,754)
                                                               -------------
Net Assets - 100.00% ......................................    $ 412,233,003
                                                               =============

------------------------
*       Non-income producing security.
(A)     Discount yield at time of purchase.
ADR     American Depositary Receipt
GDR     Global Depositary Receipt



FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                               Unrealized
   Currency     Contract to     Settlement      Contract      Appreciation
     Value        Deliver          Dates        At Value     (Depreciation)
   --------     -----------     ----------      --------     -------------
3,518,000,000      JPY           11/25/98      $30,295,381    $(5,618,918)
    8,211,000      NZD           12/03/98        4,352,060       (230,138)
                                               -----------    -----------
                                               $34,647,441    $(5,849,056)
                                               ===========    ===========

------------------------
JPY     Japanese Yen
NZD     New Zealand Dollar



                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998

                                                                          Asset Allocation   Equity Income    Growth and Income
                                                                                Fund             Fund               Fund
                                                                          ----------------   -------------    -----------------
ASSETS:
    Investments (Note 2):
      Investments at cost ..............................................   $510,219,963       $261,795,792       $461,595,370
      Net unrealized appreciation (depreciation) on investments ........     89,324,153         72,953,548         63,155,733
                                                                           ------------       ------------       ------------
      Total investments at value .......................................    599,544,116        334,749,340        524,751,103
    Cash ...............................................................             --              2,404                126
    Receivable for investments sold ....................................     11,449,384                 --                 --
    Receivable for shares sold .........................................      2,138,111            299,517            893,894
    Interest and dividend receivable ...................................      3,977,474            664,613            402,990
    Tax reclaim receivable .............................................             --                 --                 --
    Deferred organizational expense (Note 2) ...........................             --                 --                 --
    Prepaid expenses ...................................................             --                 --                 --
                                                                           ------------       ------------       ------------
      Total Assets .....................................................    617,109,085        335,715,874        526,048,113
                                                                           ------------       ------------       ------------

LIABILITIES:
    Payable for open forward foreign currency contracts (Note 2) .......             --                 --                 --
    Payable for investments purchased ..................................     12,440,229                 --          2,162,297
    Payable to custodian ...............................................      3,330,765                 --                 --
    Payable for shares repurchased .....................................        659,741            131,159          2,084,629
    Advisory fee payable (Note 3) ......................................        364,219            205,171            296,491
    Payable to Fleet affiliates (Note 3) ...............................        156,958             49,643                 --
    Payable to Administrator (Note 3) ..................................         90,659             52,512             59,388
    Trustees' fees and expenses payable (Note 3) .......................          5,671              3,931              3,371
    Accrued expenses and other payables ................................         20,538             55,858             56,103
                                                                           ------------       ------------       ------------
      Total Liabilities ................................................     17,068,780            498,274          4,662,279
                                                                           ------------       ------------       ------------
NET ASSETS .............................................................   $600,040,305       $335,217,600       $521,385,834
                                                                           ============       ============       ============

NET ASSETS consists of:
    Par value (Note 5) .................................................   $     35,403       $     17,038       $     35,036
    Paid in capital in excess of par value .............................    493,467,570        230,389,035        426,967,480
    Undistributed (overdistributed) net investment income (loss) .......      1,673,336            601,021             78,104
    Accumulated net realized gain (loss) on investments sold and
      written options ..................................................     15,539,843         31,256,958         31,149,481
    Net unrealized appreciation (depreciation) of investments, written
      options, foreign currency and forward foreign currency contracts .     89,324,153         72,953,548         63,155,733
                                                                           ------------       ------------       ------------
TOTAL NET ASSETS .......................................................   $600,040,305       $335,217,600       $521,385,834
                                                                           ============       ============       ============
Retail A Shares:
    Net Assets .........................................................   $323,498,431       $207,850,435       $214,109,905
    Shares of beneficial interest outstanding ..........................     19,085,603         10,569,343         14,401,818
    NET ASSET VALUE and redemption price per share .....................   $      16.95       $      19.67       $      14.87
    Sales charge - 3.75% of offering price .............................           0.66               0.77               0.58
                                                                           ------------       ------------       ------------
    Maximum offering price per share ...................................   $      17.61       $      20.44       $      15.45
                                                                           ============       ============       ============
Retail B Shares:
    Net Assets .........................................................   $ 57,876,192                N/A       $ 53,215,788
    Shares of beneficial interest outstanding ..........................      3,421,300                N/A          3,587,678
                                                                           ------------       ------------       ------------
    NET ASSET VALUE and offering price per share* ......................   $      16.92                N/A       $      14.83
                                                                           ============       ============       ============
Trust Shares:
    Net Assets .........................................................   $218,665,682       $127,367,165       $254,060,141
    Shares of beneficial interest outstanding ..........................     12,896,433          6,469,073         17,046,177
                                                                           ------------       ------------       ------------
    NET ASSET VALUE, offering and redemption price per share............   $      16.96       $      19.69       $      14.90
                                                                           ============       ============       ============

------------------------------------
* Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                       See Notes to Financial Statements.

  Equity Value     Strategic Equity     Equity Growth        Small Cap       Small Company      International
     Fund               Fund                Fund            Value Fund        Equity Fund        Equity Fund
  ------------     ----------------     -------------       ----------       -------------      -------------
 $428,794,329       $63,576,672        $  808,612,669       $299,536,097      $341,365,884       $354,450,909
   84,022,725         4,865,978           354,661,714         (6,674,935)       (8,467,586)        59,371,848
 ------------       -----------        --------------      -------------      ------------       ------------
  512,817,054        68,442,650         1,163,274,383        292,861,162       332,898,298        413,822,757
       14,717             1,921                 6,500                 --               514                 --
           --                --                    --            402,131         1,172,710          3,512,125
      484,549            73,878             1,268,852          1,063,716           835,217          3,143,778
      578,644            23,690             1,030,118             61,355            45,403            381,533
           --                --                    --                 --                --            343,410
           --            14,747                    --                 --                --                 --
           --            24,466                    --                 --                --                 --
 ------------       -----------        --------------      -------------      ------------       ------------
  513,894,964        68,581,352         1,165,579,853        294,388,364       334,952,142        421,203,603
 ------------       -----------        --------------      -------------      ------------       ------------

           --                --                    --                 --                --          5,849,056
      752,000           770,269                 9,281          2,708,003         1,491,818          2,488,482
           --                --                    --              1,268                --             66,981
      372,587            42,439             1,190,418          1,340,755         2,002,727            271,377
      297,877            27,702               678,874             68,493           165,591            213,235
       97,144             2,694               122,131             27,025            67,306             60,846
       80,455             5,878               128,220             49,717            60,523             18,996
        5,819               113                13,037              2,997             4,694              1,250
       24,972            37,661                38,145             24,991            88,066                377
 ------------       -----------        --------------      -------------      ------------       ------------
    1,630,854           886,756             2,180,106          4,223,249         3,880,725          8,970,600
 ------------       -----------        --------------      -------------      ------------       ------------
 $512,264,110       $67,694,596        $1,163,399,747      $ 290,165,115      $331,071,417       $412,233,003
 ============       ===========        ==============      =============      ============       ============

 $     31,048       $     7,030        $       47,498            $21,352      $     23,918       $     24,306
  410,298,099        63,053,356           719,444,021        269,196,091       373,035,059        335,928,095
           --             8,943                    --            240,012                --          9,022,053
   17,912,238          (240,711)           89,246,514         27,382,595       (33,519,974)        13,737,474

   84,022,725         4,865,978           354,661,714         (6,674,935)       (8,467,586)        53,521,075
 ------------       -----------        --------------      -------------      ------------       ------------
 $512,264,110       $67,694,596        $1,163,399,747      $ 290,165,115      $331,071,417       $412,233,003
 ============       ===========        ==============      =============      ============       ============


 $234,729,786       $ 4,050,710        $  312,951,175      $  87,780,606      $ 95,831,047       $ 66,540,867
   14,230,208           420,985            12,787,605          6,486,539         7,031,742          3,972,244
 $      16.50       $      9.62        $        24.47      $       13.53      $      13.63       $      16.75
         0.64              0.37                  0.95               0.53              0.53               0.65
 ------------       -----------        --------------      -------------      ------------       ------------
 $      17.14       $      9.99        $        25.42      $       14.06      $      14.16       $      17.40
 ============       ===========        ==============      =============      ============       ============

 $ 23,102,812       $   583,078        $   34,692,617                N/A      $ 12,565,162                N/A
    1,404,985            60,681             1,441,549                N/A           938,531                N/A
 ------------       -----------        --------------      -------------      ------------       ------------
 $      16.44       $      9.61        $        24.07                N/A      $      13.39                N/A
 ============       ===========        ==============      =============      ============       ============

 $254,431,512       $63,060,808        $  815,755,955      $ 202,384,509      $222,675,208       $345,692,136
   15,412,611         6,547,910            33,268,686         14,864,972        15,947,373         20,334,246
 ------------       -----------        --------------      -------------      ------------       ------------
 $      16.51       $      9.63        $        24.52      $       13.61      $      13.96       $      17.00
 ============       ===========        ==============      =============      ============       ============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF OPERATIONS
For the year ended October 31, 1998

                                                          Asset Allocation    Equity Income    Growth and Income
                                                                Fund              Fund               Fund
                                                          ----------------    -------------    -----------------
INVESTMENT INCOME:
    Dividend (Note 2) ...............................      $   2,742,916      $  5,919,202       $  8,335,192
    Interest (Note 2) ...............................         16,039,407         2,738,174          2,096,273
    Less: net foreign taxes withheld (Note 2) .......                 --                --                 --
                                                           -------------      ------------       ------------
       Total investment income ......................         18,782,323         8,657,376         10,431,465
                                                           -------------      ------------       ------------
EXPENSES:
    Investment advisory fee (Note 3).................          3,743,922         2,457,188          3,852,449
    Administration fee (Note 3)......................            401,495           263,640            413,204
    Custodian fee ...................................             28,371            16,104             41,661
    Fund accounting fee (Note 3) ....................             89,951            62,674             75,413
    Legal fee (Note 3) ..............................             19,563            14,017             21,331
    Audit fee .......................................             19,172            19,172             19,172
    Transfer agent fee (Note 3) .....................            814,708           279,360            838,571
    12b-1 fee (Note 3)...............................            427,144                --            431,812
    Shareholder servicing fee (Note 3) ..............            763,611           599,940            472,627
    Trustees' fees and expenses (Note 3) ............             10,701             7,605             11,618
    Amortization of organization cost (Note 2) ......                 --                --                 --
    Amortization of prepaid expenses.................                 --                --                 --
    Reports to shareholders .........................            151,088            98,469            159,849
    Registration fee.................................             42,059             8,275             40,946
    Insurance .......................................              3,857             2,898              4,132
    Miscellaneous ...................................             17,545            23,957             19,041
                                                           -------------      ------------       ------------
       Total expenses before reimbursement/waiver....          6,533,187         3,853,299          6,401,826
                                                           -------------      ------------       ------------
       Less: reimbursement/waiver (Note 4) ..........                 --                --           (150,727)
                                                           -------------      ------------       ------------
       Total expenses net of reimbursement/waiver ...          6,533,187         3,853,299          6,251,099
                                                           -------------      ------------       ------------

NET INVESTMENT INCOME (LOSS).........................         12,249,136         4,804,077          4,180,366
                                                           -------------      ------------       ------------

REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Notes 2 & 6):
    Net realized gain (loss) on investments sold ....         15,626,374        31,256,958         31,756,496
    Net realized gain on written options.............                 --                --                 --
    Net realized gain on forward foreign currency
       contracts and foreign currency ...............                 --                --                 --
    Net change in unrealized appreciation
       (depreciation) on investments, written
       options, foreign currency and
       forward foreign currency contracts ...........         32,906,427         8,105,519          4,195,055
                                                           -------------      ------------       ------------
NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS.......................         48,532,801        39,362,477         35,951,551
                                                           -------------      ------------       ------------
NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS ................      $  60,781,937      $ 44,166,554       $ 40,131,917
                                                           =============      ============       ============

-------------------------
(1)  The Strategic Equity Fund commenced operations on March 4, 1998.


                       See Notes to Financial Statements.

  Equity Value     Strategic Equity     Equity Growth        Small Cap       Small Company      International
     Fund               Fund (1)            Fund            Value Fund        Equity Fund        Equity Fund
  ------------     ----------------     -------------       ----------       -------------      -------------

 $  6,516,463       $   119,536        $   11,553,947      $   2,531,840      $    579,103       $  7,479,704
    1,154,402            74,208             3,509,239          2,317,860           824,083            662,414
           --                --                    --                 --                --         (1,032,027)
 ------------       -----------        --------------      -------------     -------------       ------------
    7,670,865           193,744            15,063,186          4,849,700         1,403,186          7,110,091
 ------------       -----------        --------------      -------------     -------------       ------------

    3,782,620            99,711             8,345,236          2,157,610         3,194,228          3,431,231
      405,740            10,624               895,213            231,440           342,901            305,871
       25,234            13,071                27,783             32,577            34,180            366,780
       75,262            25,355               125,512             71,734            82,498             92,828
       21,410               520                47,703             12,173            20,274             15,558
       19,172            19,679                19,172             19,172            19,172             21,610
      738,197            10,637             1,080,853            253,264           874,637            407,114
      193,601             1,900               269,689                 --           142,917                 --
      667,247             4,356               841,650            250,077           343,948            191,712
       11,641               246                25,893              6,636            10,954              8,467
           --             2,253                    --                 --                --                 --
           --             7,534                    --                 --                --                 --
      164,938             1,731               228,526             85,286           140,464             71,689
       34,836            13,988                47,940             24,803            37,594             17,913
        4,331               107                 9,777              2,285             3,983              3,202
       19,181               483                42,826             10,863            18,405             14,096
 ------------       -----------        --------------      -------------     -------------       ------------
    6,163,410           212,195            12,007,773          3,157,920         5,266,155          4,948,071
 ------------       -----------        --------------      -------------     -------------       ------------
           --           (40,142)                   --           (115,022)          (27,376)          (950,363)
 ------------       -----------        --------------      -------------     -------------       ------------
    6,163,410           172,053            12,007,773          3,042,898         5,238,779          3,997,708
 ------------       -----------        --------------      -------------     -------------       ------------

    1,507,455            21,691             3,055,413          1,806,802        (3,835,593)         3,112,383
 ------------       -----------        --------------      -------------     -------------       ------------


   18,062,600          (240,711)           89,513,054         27,382,595       (33,381,616)        13,739,754
       62,607                --                    --                 --                --                 --

           --                --                    --                 --                --          5,322,536


   21,688,342         4,865,978            55,319,656        (70,528,722)      (78,673,832)        21,492,799
 ------------       -----------        --------------      -------------     -------------       ------------


   39,813,549         4,625,267           144,832,710        (43,146,127)     (112,055,448)        40,555,089
 ------------       -----------        --------------      -------------     -------------       ------------


 $ 41,321,004       $ 4,646,958        $  147,888,123      $ (41,339,325)    $(115,891,041)      $ 43,667,472
 ============       ===========        ==============      =============     =============       ============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 Asset Allocation Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
NET ASSETS at beginning of the period ...............................       $  379,667,751     $  244,011,978
                                                                            --------------     --------------
Increase in Net Assets resulting from operations:
    Net investment income ...........................................           12,249,136          8,414,727
    Net realized gain on investments sold and written options .......           15,626,374         28,959,256
    Net change in unrealized appreciation on investments and written
      options .......................................................           32,906,427         19,025,147
                                                                            --------------     --------------
       Net increase in net assets resulting from operations .........           60,781,937         56,399,130
                                                                            --------------     --------------

Dividends to shareholders from:
    Retail A Shares:
    Net investment income ...........................................           (6,075,376)        (3,460,283)
    Net realized gain on investments and written options ............          (13,560,204)        (4,172,278)
                                                                            --------------     --------------
       Total Dividends ..............................................          (19,635,580)        (7,632,561)
                                                                            --------------     --------------

    Retail B Shares:
    Net investment income ...........................................             (791,253)          (264,937)
    Net realized gain on investments and written options ............           (2,342,924)          (156,296)
                                                                            --------------     --------------
       Total Dividends...............................................           (3,134,177)          (421,233)
                                                                            --------------     --------------

    Trust Shares:
    Net investment income ...........................................           (5,157,025)        (3,952,828)
    Net realized gain on investments and written options ............          (13,004,072)        (4,447,875)
                                                                            --------------     --------------
       Total Dividends...............................................          (18,161,097)        (8,400,703)
                                                                            --------------     --------------
       Total Dividends to shareholders...............................          (40,930,854)       (16,454,497)
                                                                            --------------     --------------

Net increase from share transactions(1) .............................          200,521,471         95,711,140
                                                                            --------------     --------------
    Net increase in net assets.......................................          220,372,554        135,655,773
                                                                            --------------     --------------

NET ASSETS at end of the period (including line A)...................       $  600,040,305     $  379,667,751
                                                                            ==============     ==============

(A) Undistributed net investment income .............................       $    1,673,336     $    1,372,678
                                                                            ==============     ==============

-------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 48-49.

                       See Notes to Financial Statements.

       Equity Income Fund                       Growth and Income Fund
 ---------------------------------        ----------------------------------
     Years ended October 31,                    Years ended October 31,
 ---------------------------------        ----------------------------------
     1998                 1997                1998                 1997
 -------------       -------------        -------------        -------------
 $ 288,780,499       $ 233,045,808        $ 423,715,404        $ 269,046,012
 -------------       -------------        -------------        -------------

     4,804,077           4,996,322            4,180,366            4,623,605
    31,256,958          24,383,465           31,756,496           71,281,727
     8,105,519          25,153,634            4,195,055           12,928,084
 -------------       -------------        -------------        -------------
    44,166,554          54,533,421           40,131,917           88,833,416
 -------------       -------------        -------------        -------------

    (2,568,825)         (2,509,541)          (1,497,114)          (1,420,690)
   (14,397,057)        (10,947,176)         (24,191,677)          (6,955,593)
 -------------       -------------        -------------        -------------
   (16,965,882)        (13,456,717)         (25,688,791)          (8,376,283)
 -------------       -------------        -------------        -------------


           N/A                 N/A              (88,866)             (84,981)
           N/A                 N/A           (5,994,237)            (514,691)
 -------------       -------------        -------------        -------------
           N/A                 N/A           (6,083,103)            (599,672)
 -------------       -------------        -------------        -------------

    (2,137,883)         (2,407,552)          (2,841,771)          (3,399,485)
    (9,987,624)         (8,963,175)         (41,422,903)         (15,545,258)
 -------------       -------------        -------------        -------------
   (12,125,507)        (11,370,727)         (44,264,674)         (18,944,743)
 -------------       -------------        -------------        -------------
   (29,091,389)        (24,827,444)         (76,036,568)         (27,920,698)
 -------------       -------------        -------------        -------------

    31,361,936          26,028,714          133,575,081           93,756,674
 -------------       -------------        -------------        -------------
    46,437,101          55,734,691           97,670,430          154,669,392
 -------------       -------------        -------------        -------------

 $ 335,217,600       $ 288,780,499        $ 521,385,834        $ 423,715,404
 =============       =============        =============        =============

 $     601,021       $     505,696        $      78,104        $     325,489
 =============       =============        =============        =============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    Equity Value Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
NET ASSETS at beginning of the period ................................      $  439,131,322     $  328,740,298
                                                                            --------------     --------------
Increase in Net Assets resulting from operations:
    Net investment income ............................................           1,507,455          3,139,247
    Net realized gain (loss) on investments sold and written options .          18,125,207         77,944,828
    Net change in unrealized appreciation on investments and written
      options ........................................................          21,688,342         16,520,748
                                                                            --------------     --------------
       Net increase in net assets resulting from operations...........          41,321,004         97,604,823
                                                                            --------------     --------------

Dividends to shareholders from:
    Retail A Shares:
    Net investment income ............................................            (476,968)        (1,106,478)
    Dividends in excess of net investment income .....................                  --                 --
    Net realized gain on investments and written options .............         (32,768,243)       (15,644,273)
                                                                            --------------     --------------
       Total Dividends................................................         (33,245,211)       (16,750,751)
                                                                            --------------     --------------

    Retail B Shares:
    Net investment income                                                              --              (4,176)
    Net realized gain on investments and written options .............          (2,708,059)          (266,616)
                                                                            --------------     --------------
       Total Dividends................................................          (2,708,059)          (270,792)
                                                                            --------------     --------------
    Trust Shares:
    Net investment income ............................................          (1,186,963)        (2,305,587)
    Dividends in excess of net investment income......................                  --                 --
    Net realized gain on investments and written options..............         (42,454,539)       (23,060,210)
                                                                            --------------     --------------
       Total Dividends................................................         (43,641,502)       (25,365,797)
                                                                            --------------     --------------
       Total Dividends to shareholders................................         (79,594,772)       (42,387,340)
                                                                            --------------     --------------

Net increase from share transactions(1) ..............................         111,406,556         55,173,541
                                                                            --------------     --------------
    Net increase in net assets........................................          73,132,788        110,391,024
                                                                            --------------     --------------

NET ASSETS at end of the period (including line A)....................      $  512,264,110     $  439,131,322
                                                                            ==============     ==============

(A) Undistributed (overdistributed) net investment income (loss)......      $           --     $       11,330
                                                                            ==============     ==============

---------------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 50-51.
(A)  Represents initial seed money.
*    The Strategic Equity Fund commenced operations on March 4, 1998.


                       See Notes to Financial Statements.

  Strategic Equity Fund                        Equity Growth Fund
  ---------------------          -----------------------------------------------
 Period ended October 31,                    Years ended October 31,
-------------------------        -----------------------------------------------
          1998*                        1998                            1997
      -------------              ----------------                 --------------
      $          30(A)           $    992,229,709                 $  727,214,473
      -------------              ----------------                 --------------


             21,691                     3,055,413                      5,354,689
           (240,711)                   89,513,054                    152,556,524
          4,865,978                    55,319,656                     83,141,716
      -------------              ----------------                 --------------
          4,646,958                   147,888,123                    241,052,929
      -------------              ----------------                 --------------


             (1,095)                     (289,751)                      (576,083)
                 --                       (15,743)                            --
                 --                   (35,424,489)                   (10,203,437)
      -------------              ----------------                 --------------
             (1,095)                  (35,729,983)                   (10,779,520)
      -------------              ----------------                 --------------

                 --                            --                             --
                 --                    (3,245,295)                      (297,157)
      -------------              ----------------                 --------------
                 --                    (3,245,295)                      (297,157)
      -------------              ----------------                 --------------


            (13,906)                   (3,238,930)                    (4,700,379)
                 --                      (176,015)                            --
                 --                  (113,959,378)                   (35,183,098)
      -------------              ----------------                 --------------
            (13,906)                 (117,374,323)                   (39,883,477)
      -------------              ----------------                 --------------
            (15,001)                 (156,349,601)                   (50,960,154)
      -------------              ----------------                 --------------

         63,062,609                   179,631,516                     74,922,461
      -------------              ----------------                 --------------
         67,694,566                   171,170,038                    265,015,236
      -------------              ----------------                 --------------


      $  67,694,596              $  1,163,399,747                 $  992,229,709
      =============              ================                 ==============


      $       8,943              $             --                 $      473,268
      =============              ================                 ==============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  Small Cap Value Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
NET ASSETS at beginning of the period.................................      $  252,915,472     $  171,743,742
                                                                            --------------     --------------
Increase (Decrease) in Net Assets resulting from operations:
    Net investment income (loss)......................................           1,806,802             27,874
    Net realized gain (loss) on investments sold......................          27,382,595         38,132,709
    Net realized gain on forward foreign currency
       contracts and foreign currency.................................                  --                 --
    Net change in unrealized appreciation (depreciation) on
       investments, foreign currency and forward foreign currency
       contracts......................................................         (70,528,722)        34,941,572
                                                                            --------------     --------------
       Net increase (decrease) in net assets resulting from operations         (41,339,325)        73,102,155
                                                                            --------------     --------------

Dividends to shareholders from:
    Retail A Shares:
    Net investment income ............................................            (335,684)                --
    In excess of net investment income................................                  --                 --
    Net realized gain on investments, forward foreign
       currency contracts and foreign currency........................          (9,778,432)        (4,993,083)
    In excess of net realized gains on investments....................                  --                 --
                                                                            --------------     --------------
       Total Dividends................................................         (10,114,116)        (4,993,083)
                                                                            --------------     --------------


    Retail B Shares:
    Net realized gain on investments, forward foreign
       currency contracts and foreign currency........................                 N/A                N/A
    In excess of net realized gains on investments....................                 N/A                N/A
                                                                            --------------     --------------
       Total Dividends................................................                 N/A                N/A
                                                                            --------------     --------------

    Trust Shares:
    Net investment income ............................................          (1,582,494)                --
    In excess of net investment income................................                  --                 --
    Net realized gain on investments, forward foreign
       currency contracts and foreign currency........................         (28,007,227)       (20,583,646)
    In excess of net realized gains on investments....................                  --                 --
                                                                            --------------     --------------
       Total Dividends................................................         (29,589,721)       (20,583,646)
                                                                            --------------     --------------
       Total Dividends to shareholders................................         (39,703,837)       (25,576,729)
                                                                            --------------     --------------
Net increase from share transactions(1) ..............................         118,292,805         33,646,304
                                                                            --------------     --------------
    Net increase (decrease) in net assets.............................          37,249,643         81,171,730
                                                                            --------------     --------------

NET ASSETS at end of the period (including line A)....................      $  290,165,115     $  252,915,472
                                                                            ==============     ==============

(A) Undistributed (overdistributed) net investment income (loss)......      $      240,012     $      374,156
                                                                            ==============     ==============

----------------------------
(1) For detail on share transactions by series, see Statements of Changes in Net Assets - Capital Stock Activity on pages 52-53.


                       See Notes to Financial Statements.

                 Small Company Equity Fund                                     International Equity Fund
       --------------------------------------------                   --------------------------------------------
                  Years ended October 31,                                       Years ended October 31,
       --------------------------------------------                   --------------------------------------------
            1998                         1997                              1998                         1997
       --------------                --------------                   --------------                --------------
       $  461,077,407                $  289,749,249                   $  321,715,516                $  207,704,676
       --------------                --------------                   --------------                --------------

           (3,835,593)                   (2,866,390)                       3,112,383                     1,350,172
          (33,381,616)                   51,415,977                       13,739,754                     7,500,231

                   --                            --                        5,322,536                     1,589,424

          (78,673,832)                   21,261,937                       21,492,799                    26,058,877
       --------------                --------------                   --------------                --------------
         (115,891,041)                   69,811,524                       43,667,472                    36,498,704
       --------------                --------------                   --------------                --------------


                   --                            --                         (239,530)                     (451,614)
                   --                            --                               --                            --

          (13,856,463)                  (13,205,190)                      (1,235,651)                   (1,728,957)
               (2,617)                           --                               --                            --
       --------------                --------------                   --------------                --------------
          (13,859,080)                  (13,205,190)                      (1,475,181)                   (2,180,571)
       --------------                --------------                   --------------                --------------


           (1,647,828)                     (511,664)                             N/A                           N/A
                 (312)                           --                              N/A                           N/A
       --------------                --------------                   --------------                --------------
           (1,648,140)                     (511,664)                             N/A                           N/A
       --------------                --------------                   --------------                --------------


                   --                            --                       (1,544,939)                   (2,613,586)
                   --                            --                               --                            --

          (33,024,373)                  (21,205,020)                      (6,265,777)                   (8,813,614)
               (6,237)                           --                               --                            --
       --------------                --------------                   --------------                --------------
          (33,030,610)                  (21,205,020)                      (7,810,716)                  (11,427,200)
       --------------                --------------                   --------------                --------------
          (48,537,830)                  (34,921,874)                      (9,285,897)                  (13,607,771)
       --------------                --------------                   --------------                --------------

           34,422,881                   136,438,508                       56,135,912                    91,119,907
       --------------                --------------                   --------------                --------------
         (130,005,990)                  171,328,158                       90,517,487                   114,010,840
       --------------                --------------                   --------------                --------------

       $  331,071,417                $  461,077,407                   $  412,233,003                $  321,715,516
       ==============                ==============                   ==============                ==============

       $           --                $           --                   $    9,022,053                $    2,371,603
       ==============                ==============                   ==============                ==============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity

                                                                                 Asset Allocation Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
DOLLAR AMOUNTS
Retail A Shares:
    Sold..............................................................      $  165,898,714     $   57,713,278
    Issued to shareholders in reinvestment of dividends...............          19,205,127          7,455,587
    Repurchased.......................................................         (49,327,967)       (22,927,516)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $  135,775,874     $   42,241,349
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................      $   28,201,780     $   26,811,230
    Issued to shareholders in reinvestment of dividends...............           3,057,363            406,160
    Repurchased.......................................................          (5,925,878)        (2,154,383)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   25,333,265     $   25,063,007
                                                                            ==============     ==============

Trust Shares:
    Sold..............................................................      $   72,415,149     $   61,687,598
    Issued to shareholders in reinvestment of dividends...............          16,323,828          7,057,551
    Repurchased.......................................................         (49,326,645)       (40,338,365)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   39,412,332     $   28,406,784
                                                                            ==============     ==============

SHARE ACTIVITY
Retail A Shares:
    Sold..............................................................          10,096,211          3,704,322
    Issued to shareholders in reinvestment of dividends...............           1,234,122            503,522
    Repurchased.......................................................          (3,012,818)        (1,486,276)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           8,317,515          2,721,568
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................           1,720,422          1,735,659
    Issued to shareholders in reinvestment of dividends...............             197,145             26,813
    Repurchased.......................................................            (363,558)          (140,353)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           1,554,009          1,622,119
                                                                            ==============     ==============
Trust Shares:
    Sold..............................................................           4,431,090          4,054,008
    Issued to shareholders in reinvestment of dividends...............           1,053,874            476,312
    Repurchased.......................................................          (3,019,092)        (2,608,229)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           2,465,872          1,922,091
                                                                            ==============     ==============


                       See Notes to Financial Statements.

                    Equity Income Fund                                           Growth and Income Fund
       --------------------------------------------                   --------------------------------------------
                  Years ended October 31,                                       Years ended October 31,
       --------------------------------------------                   --------------------------------------------
            1998                         1997                              1998                         1997
       --------------                --------------                   --------------                --------------
       $   47,393,968                $   35,539,246                   $   99,093,005                $   54,774,958
           16,360,921                    12,956,963                       25,378,015                     8,237,158
          (33,988,418)                  (23,174,748)                     (38,410,144)                  (17,102,549)
       --------------                --------------                   --------------                --------------
       $   29,766,471                $   25,321,461                   $   86,060,876                $   45,909,567
       ==============                ==============                   ==============                ==============


                  N/A                           N/A                   $   21,007,328                $   28,282,666
                  N/A                           N/A                        5,973,835                       589,505
                  N/A                           N/A                       (5,571,374)                   (1,499,015)
       --------------                --------------                   --------------                --------------
                  N/A                           N/A                   $   21,409,789                $   27,373,156
       ==============                ==============                   ==============                ==============


       $   14,958,563                $   15,795,464                   $   56,352,388                $   88,184,425
            6,743,274                     6,452,967                       41,712,836                    17,190,899
          (20,106,372)                  (21,541,178)                     (71,960,808)                  (84,901,373)
       --------------                --------------                   --------------                --------------
       $    1,595,465                $      707,253                   $   26,104,416                $   20,473,951
       ==============                ==============                   ==============                ==============


            2,432,108                     2,004,408                        6,417,123                     3,629,393
              908,536                       792,968                        1,806,453                       605,724
           (1,764,920)                   (1,309,795)                      (2,556,615)                   (1,143,729)
       --------------                --------------                   --------------                --------------
            1,575,724                     1,487,581                        5,666,961                     3,091,388
       ==============                ==============                   ==============                ==============


                  N/A                           N/A                        1,368,708                     1,890,792
                  N/A                           N/A                          425,584                        43,421
                  N/A                           N/A                         (374,402)                      (97,779)
       --------------                --------------                   --------------                --------------
                  N/A                           N/A                        1,419,890                     1,836,434
       ==============                ==============                   ==============                ==============


              780,277                       894,132                        3,666,013                     6,029,540
              376,283                       399,074                        2,916,670                     1,268,797
           (1,031,181)                   (1,217,787)                      (4,690,328)                   (5,677,998)
       --------------                --------------                   --------------                --------------
              125,379                        75,419                        1,892,355                     1,620,339
       ==============                ==============                   ==============                ==============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity (continued)

                                                                                   Equity Value Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
DOLLAR AMOUNTS
Retail A Shares:
    Sold..............................................................      $   71,563,855     $   34,972,818
    Issued to shareholders in reinvestment of dividends...............          32,705,099         16,568,831
    Repurchased.......................................................         (35,674,663)       (23,738,345)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   68,594,291     $   27,803,304
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................      $    9,284,286     $   11,894,526
    Issued to shareholders in reinvestment of dividends...............           2,694,779            267,372
    Repurchased.......................................................          (2,282,148)          (609,174)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $    9,696,917     $   11,552,724
                                                                            ==============     ==============
Trust Shares:
    Sold..............................................................      $   56,562,120     $   66,639,995
    Issued to shareholders in reinvestment of dividends...............          34,594,314         19,386,069
    Repurchased.......................................................         (58,041,086)       (70,208,551)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   33,115,348     $   15,817,513
                                                                            ==============     ==============
SHARE ACTIVITY
Retail A Shares:
    Sold..............................................................           4,201,249          2,092,664
    Issued to shareholders in reinvestment of dividends...............           2,147,298          1,097,361
    Repurchased.......................................................          (2,145,298)        (1,432,364)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           4,203,249          1,757,661
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................             547,518            717,960
    Issued to shareholders in reinvestment of dividends...............             176,860             17,751
    Repurchased.......................................................            (139,566)           (35,314)
                                                                            --------------     --------------
    Net increase in shares outstanding................................             584,812            700,397
                                                                            ==============     ==============
Trust Shares:
    Sold..............................................................           3,384,178          4,120,116
    Issued to shareholders in reinvestment of dividends...............           2,265,774          1,282,399
    Repurchased.......................................................          (3,499,469)        (4,347,383)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           2,150,483          1,055,132
                                                                            ==============     ==============

-------------------------
(1)  The Strategic Equity Fund commenced operations on March 4, 1998.


                       See Notes to Financial Statements.

  Strategic Equity Fund                        Equity Growth Fund
  ---------------------          -----------------------------------------------
 Period ended October 31,                    Years ended October 31,
-------------------------        -----------------------------------------------
          1998(1)                      1998                            1997
      -------------              ----------------                 --------------
      $   4,292,625              $     98,981,024                 $   40,088,595
              1,069                    35,167,848                     10,643,227
           (220,560)                  (45,458,821)                   (26,731,145)
      -------------              ----------------                 --------------
      $   4,073,134              $     88,690,051                 $   24,000,677
      =============              ================                 ==============


      $     597,208              $     14,385,751                 $   14,432,259
                 --                     3,227,617                        296,380
            (17,158)                   (3,051,869)                    (1,016,169)
      -------------              ----------------                 --------------
      $     580,050              $     14,561,499                 $   13,712,470
      =============              ================                 ==============


      $  58,395,708              $    119,883,832                 $  164,574,450
             13,717                    93,593,644                     27,032,380
                 --                  (137,097,510)                  (154,397,516)
      -------------              ----------------                 --------------
      $  58,409,425              $     76,379,966                 $   37,209,314
      =============              ================                 ==============


            445,623                     4,078,424                      1,782,044
                112                     1,625,130                        523,825
            (24,750)                   (1,917,325)                    (1,197,990)
      -------------              ----------------                 --------------
            420,985                     3,786,229                      1,107,879
      =============              ================                 ==============


             62,555                       603,613                        649,862
                 --                       150,964                         14,753
             (1,874)                     (130,378)                       (44,450)
      -------------              ----------------                 --------------
             60,681                       624,199                        620,165
      =============              ================                 ==============


          6,546,472                     5,054,546                      7,599,518
              1,438                     4,313,303                      1,322,142
                 --                    (5,715,179)                    (6,885,796)
      -------------              ----------------                 --------------
          6,547,910                     3,652,670                      2,035,864
      =============              ================                 ==============

---------------
THE GALAXY FUND
---------------

STATEMENTS OF CHANGES IN NET ASSETS -
Capital Stock Activity (continued)

                                                                                  Small Cap Value Fund
                                                                            ---------------------------------
                                                                                 Years ended October 31,
                                                                            ---------------------------------
                                                                                1998                 1997
                                                                            --------------     --------------
DOLLAR AMOUNTS
Retail A Shares:
    Sold..............................................................      $  106,572,187     $   31,357,694
    Issued to shareholders in reinvestment of dividends...............          10,065,718          4,980,153
    Repurchased.......................................................         (69,195,926)       (18,434,665)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   47,441,979     $   17,903,182
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................                 N/A                N/A
    Issued to shareholders in reinvestment of dividends...............                 N/A                N/A
    Repurchased.......................................................                 N/A                N/A
                                                                            --------------     --------------
    Net increase in shares outstanding................................                 N/A                N/A
                                                                            ==============     ==============
Trust Shares:
    Sold..............................................................      $   74,813,946     $   59,290,339
    Issued to shareholders in reinvestment of dividends...............          25,163,148         20,272,927
    Repurchased.......................................................         (29,126,268)       (63,820,144)
                                                                            --------------     --------------
    Net increase in shares outstanding................................      $   70,850,826     $   15,743,122
                                                                            ==============     ==============
SHARE ACTIVITY
Retail A Shares:
    Sold .............................................................           6,791,402          1,881,873
    Issued to shareholders in reinvestment of dividends...............             666,385            368,084
    Repurchased.......................................................          (4,451,699)        (1,101,834)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           3,006,088          1,148,123
                                                                            ==============     ==============
Retail B Shares:
    Sold..............................................................                 N/A                N/A
    Issued to shareholders in reinvestment of dividends...............                 N/A                N/A
    Repurchased.......................................................                 N/A                N/A
                                                                            --------------     --------------
    Net increase in shares outstanding................................                 N/A                N/A
                                                                            ==============     ==============
Trust Shares:
    Sold .............................................................           4,874,052          3,798,315
    Issued to shareholders in reinvestment of dividends...............           1,629,237          1,496,157
    Repurchased.......................................................          (1,941,937)        (4,295,147)
                                                                            --------------     --------------
    Net increase in shares outstanding................................           4,561,352            999,325
                                                                            ==============     ==============

                       See Notes to Financial Statements.

                 Small Company Equity Fund                                     International Equity Fund
       --------------------------------------------                   --------------------------------------------
                  Years ended October 31,                                       Years ended October 31,
       --------------------------------------------                   --------------------------------------------
            1998                         1997                              1998                         1997
       --------------                --------------                   --------------                --------------
       $  512,095,154                $  375,986,702                   $  238,332,225                $   82,857,874
           13,430,846                    12,695,841                        1,448,658                     2,141,590
         (522,137,062)                 (372,674,895)                    (236,467,330)                  (67,026,314)
       --------------                --------------                   --------------                --------------
       $    3,388,938                $   16,007,648                   $    3,313,553                $   17,973,150
       ==============                ==============                   ==============                ==============


       $    7,810,194                $   10,578,874                              N/A                           N/A
            1,613,677                       507,890                              N/A                           N/A
           (5,481,887)                   (1,427,627)                             N/A                           N/A
       --------------                --------------                   --------------                --------------
       $    3,941,984                $    9,659,137                              N/A                           N/A
       ==============                ==============                   ==============                ==============


       $  277,438,222                $  286,798,732                   $  248,673,207                   185,357,231
           24,548,356                    14,295,814                        4,418,249                     6,098,028
         (274,894,619)                 (190,322,823)                    (200,269,097)                 (118,308,502)
       --------------                --------------                   --------------                --------------
       $   27,091,959                $  110,771,723                   $   52,822,359                $   73,146,757
       ==============                ==============                   ==============                ==============


           29,780,474                    19,924,624                       13,783,137                     5,189,678
              787,731                       724,649                           99,496                       159,107
          (30,011,680)                  (19,741,525)                     (13,638,723)                   (4,142,407)
       --------------                --------------                   --------------                --------------
              556,525                       907,748                          243,910                     1,206,378
       ==============                ==============                   ==============                ==============


              458,341                       572,164                              N/A                           N/A
               95,825                        29,089                              N/A                           N/A
             (326,209)                      (74,427)                             N/A                           N/A
       --------------                --------------                   --------------                --------------
              227,957                       526,826                              N/A                           N/A
       ==============                ==============                   ==============                ==============


           15,624,925                    15,273,312                       14,546,109                    12,280,035
            1,410,015                       804,039                          300,561                       450,372
          (15,661,716)                  (10,166,105)                     (11,806,941)                   (7,749,015)
       --------------                --------------                   --------------                --------------
            1,373,224                     5,911,246                        3,039,729                     4,981,392
       ==============                ==============                   ==============                ==============

---------------
THE GALAXY FUND
---------------

Asset Allocation Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                Years ended October 31,
                                                      --------------------------------------------------------------------------

                                                         1998            1997            1996            1995            1994
                                                      ----------      ----------      ----------      ----------      ----------
Net Asset Value, Beginning of Period .............    $    16.46      $    14.52      $    12.82      $    10.67      $    11.15
                                                      ----------      ----------      ----------      ----------      ----------

Income from Investment Operations:
    Net investment income (B).....................          0.38            0.40            0.30            0.30            0.27
    Net realized and unrealized gain (loss) on
      investments ................................          1.72            2.43            1.83            2.16           (0.49)
                                                      ----------      ----------      ----------      ----------      ----------
      Total from Investment Operations: ..........          2.10            2.83            2.13            2.46           (0.22)
                                                      ----------      ----------      ----------      ----------      ----------

Less Dividends:
    Dividends from net investment income .........         (0.40)          (0.38)          (0.30)          (0.31)          (0.26)
    Dividends from net realized capital gains ....         (1.21)          (0.51)          (0.13)             --              --
                                                      ----------      ----------      ----------      ----------      ----------
      Total Dividends: ...........................         (1.61)          (0.89)          (0.43)          (0.31)          (0.26)
                                                      ----------      ----------      ----------      ----------      ----------
Net increase (decrease) in net asset value........          0.49            1.94            1.70            2.15           (0.48)
                                                      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of Period ...................    $    16.95      $    16.46      $    14.52      $    12.82      $    10.67
                                                      ==========      ==========      ==========      ==========      ==========

Total Return (A)..................................         13.85%          20.23%          16.92%          23.42%          (2.02)%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ................    $  323,498      $  177,239      $  116,852      $   76,368      $   73,574
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver .......................          2.43%           2.66%           2.29%           2.52%           2.66%
    Operating expenses including
      reimbursement/waiver .......................          1.33%           1.37%           1.42%           1.48%           1.21%
    Operating expenses excluding
      reimbursement/waiver .......................          1.33%           1.37%           1.42%           1.50%           1.22%
Portfolio Turnover Rate ..........................           108%             58%             48%             41%             23%

-------------------------------
*     Annualized
**    Not Annualized
(1)   The Fund began issuing Retail B Shares on March 4, 1996.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.38, $0.40,
      $0.30, $0.30 and $0.27, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.42, $0.43, $0.33, $0.32 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $0.29, $0.28 and $0.12, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                               Retail B Shares

                         Years ended October 31,                              Years ended October 31,    Period ended
  ---------------------------------------------------------------------      ------------------------     October 31,
    1998           1997            1996           1995          1994           1998            1997         1996(1)
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

  $   16.47      $   14.53      $   12.83      $   10.68      $   11.15      $   16.43      $   14.51      $   13.59
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------

       0.42           0.43           0.33           0.32           0.28           0.29           0.29           0.13
       1.71           2.42           1.83           2.16          (0.49)          1.71           2.42           0.91
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
       2.13           2.85           2.16           2.48          (0.21)          2.00           2.71           1.04
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------


      (0.43)         (0.40)         (0.33)         (0.33)         (0.26)         (0.30)         (0.28)         (0.12)
      (1.21)         (0.51)         (0.13)            --             --          (1.21)         (0.51)            --
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
      (1.64)         (0.91)         (0.46)         (0.33)         (0.26)         (1.51)         (0.79)         (0.12)
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
       0.49           1.94           1.70           2.15          (0.47)          0.49           1.92           0.92
  ---------      ---------      ---------      ---------      ---------      ---------      ---------      ---------
  $   16.96      $   16.47      $   14.53      $   12.83      $   10.68      $   16.92      $   16.43      $   14.51
  =========      =========      =========      =========      =========      =========      =========      =========

      14.05%         20.42%         17.19%         23.68%         (1.93)%        13.14%         19.34%          7.71%**

  $ 218,666      $ 171,741      $ 123,603      $  76,771      $  65,464      $  57,876      $  30,688      $   3,557

       2.63%          2.82%          2.52%          2.74%          2.70%          1.77%          1.95%          1.73%*
       1.13%          1.21%          1.19%          1.26%          1.18%          1.99%          2.10%          1.95%*
       1.13%          1.22%          1.21%          1.30%          1.18%          1.99%          2.19%          2.15%*
        108%            58%            48%            41%            23%           108%            58%            48%

---------------
THE GALAXY FUND
---------------

Equity Income Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                 Years ended October 31,
                                                      ---------------------------------------------------------------------------

                                                         1998            1997            1996              1995            1994
                                                      ----------      ----------      ----------        ----------      ----------
Net Asset Value, Beginning of Period ..........       $    18.82      $    16.91      $    14.98        $    12.74      $    12.85
                                                      ----------      ----------      ----------        ----------      ----------
Income from Investment Operations:
    Net investment income (B)..................             0.25            0.30            0.30              0.28            0.30
    Net realized and unrealized gain on
      investments .............................             2.43            3.35            2.47              2.47            0.07
                                                      ----------      ----------      ----------        ----------      ----------
      Total from Investment Operations: .......             2.68            3.65            2.77              2.75            0.37
                                                      ----------      ----------      ----------        ----------      ----------
Less Dividends:
    Dividends from net investment income ......            (0.25)          (0.30)          (0.30)            (0.30)          (0.29)
    Dividends from net realized capital gains .            (1.58)          (1.44)          (0.54)            (0.21)          (0.19)
                                                      ----------      ----------      ----------        ----------      ----------
      Total Dividends:.........................            (1.83)          (1.74)          (0.84)            (0.51)          (0.48)
                                                      ----------      ----------      ----------        ----------      ----------
Net increase (decrease) in net asset value ....             0.85            1.91            1.93              2.24           (0.11)
                                                      ----------      ----------      ----------        ----------      ----------
Net Asset Value, End of Period ................       $    19.67      $    18.82      $    16.91        $    14.98      $    12.74
                                                      ==========      ==========      ==========        ==========      ==========

Total Return (A)...............................            15.23%          23.28%          19.01%            22.23%           2.94%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .............       $  207,850      $  169,276         $26,952        $   81,802      $   63,532
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver ....................             1.30%           1.70%           1.86%             2.08%           2.45%
    Operating expenses including
      reimbursement/waiver ....................             1.34%           1.39%           1.40%             1.49%           1.11%
    Operating expenses excluding
      reimbursement/waiver ....................             1.34%           1.41%           1.40%             1.51%           1.12%
Portfolio Turnover Rate .......................               46%             37%             45%               21%             31%

--------------------------------
(A) Calculation does not include the effect of any sales charge for Retail A Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.25, $0.30, $0.30,
    $0.28 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.34, $0.38, $0.37, $0.36 and $0.31, respectively.


                       See Notes to Financial Statements.

Trust Shares


                              Years ended October 31,
        --------------------------------------------------------------------
          1998            1997          1996            1995          1994
        --------       --------       --------         -------       -------
        $  18.84       $  16.93       $  14.99         $ 12.75       $ 12.85
        --------       --------       --------         -------       -------

            0.34           0.38           0.37            0.36          0.31
            2.42           3.35           2.48            2.45          0.07
        --------       --------       --------         -------       -------
            2.76           3.73           2.85            2.81          0.38
        --------       --------       --------         -------       -------

           (0.33)         (0.38)         (0.37)          (0.36)        (0.29)
           (1.58)         (1.44)         (0.54)          (0.21)        (0.19)
        --------       --------       --------         -------       -------
           (1.91)         (1.82)         (0.91)          (0.57)        (0.48)
        --------       --------       --------         -------       -------
            0.85           1.91           1.94            2.24         (0.10)
        --------       --------       --------         -------       -------
        $  19.69       $  18.84       $  16.93         $ 14.99       $ 12.75
        ========       ========       ========         =======       =======

           15.67%         23.80%         19.65%          22.81%         3.02%

        $127,367       $119,505       $106,094         $87,819       $78,880

            1.72%          2.14%          2.32%           2.60%         2.49%
            0.92%          0.95%          0.94%           0.98%         1.07%
            0.92%          0.97%          0.94%           1.00%         1.07%
              46%            37%            45%             21%           31%

---------------
THE GALAXY FUND
---------------

Growth and Income Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period.

Retail A Shares

                                                                                      Years ended October 31,
                                                              --------------------------------------------------------------------
                                                                1998           1997         1996(1)          1995           1994
                                                              --------       --------      -------          -------        -------
Net Asset Value, Beginning of Period ..................       $  16.24       $  13.78      $ 12.35          $ 11.15        $ 10.69
                                                              --------       --------      -------          -------        -------
Income from Investment Operations:
    Net investment income (B).........................            0.12           0.18         0.21             0.24           0.22
    Net realized and unrealized gain on investments...            1.32           3.67         2.16             1.70           0.72
                                                              --------       --------      -------          -------        -------
    Total from Investment Operations:.................            1.44           3.85         2.37             1.94           0.94
                                                              --------       --------      -------          -------        -------

Less Dividends:
    Dividends from net investment income..............           (0.13)          (0.20)      (0.21)           (0.25)         (0.20)
    Dividends from net realized capital gains.........           (2.68)          (1.19)      (0.73)           (0.49)         (0.28)
                                                              --------       --------      -------          -------        -------
    Total Dividends:..................................           (2.81)         (1.39)       (0.94)           (0.74)         (0.48)
                                                              --------       --------      -------          -------        -------
Net increase (decrease) in net asset value............           (1.37)          2.46         1.43             1.20           0.46
                                                              --------       --------      -------          -------        -------
Net Asset Value, End of Period........................        $  14.87       $  16.24      $ 13.78          $ 12.35        $ 11.15
                                                              --------       --------      -------          -------        -------

Total Return (A)......................................            9.93%         30.10%       20.25%           18.52%          9.12%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).....................        $214,110       $141,884      $77,776          $51,078        $22,244
Ratios to average net assets:
    Net investment income including reimbursement/waiver          0.75%          1.18%        1.65%            2.10%          2.06%
    Operating expenses including reimbursement/waiver.            1.28%          1.27%        1.34%            1.32%          1.29%
    Operating expenses excluding reimbursement/waiver.            1.35%          1.45%        1.45%            1.77%          1.74%
Portfolio Turnover Rate...............................             38%             93%          59%              51%            73%

------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Growth and Income Fund.
(2) The Fund began issuing Retail B Shares on March 4, 1996.
(3) Net investment income per share is less than $0.005.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.10, $0.18, $0.19,
    $0.22 and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.15, $0.21, $0.27, $0.25 and $0.22, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and for the period ended October 31, 1996 were $0.00, $0.08 and $0.05, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                   Retail B Shares

                      Years ended October 31,                                  Years ended October 31,    Period ended
-------------------------------------------------------------------            -----------------------    October 31,
  1998          1997         1996(1)           1995          1994               1998             1997       1996(2)
--------      --------      --------         --------      --------            -------         -------      ------

$  16.28      $  13.80      $  12.35         $  11.15      $  10.69            $ 16.23         $ 13.77      $12.97
--------      --------      --------         --------      --------            -------         -------      ------

    0.15          0.22          0.27             0.28          0.25               --(3)           0.10        0.07
    1.31          3.68          2.16             1.69          0.72               1.31            3.65        0.81
--------      --------      --------         --------      --------            -------         -------      ------
    1.46          3.90          2.43             1.97          0.97               1.31            3.75        0.88
--------      --------      --------         --------      --------            -------         -------      ------

   (0.16)        (0.23)        (0.25)           (0.28)        (0.23)             (0.03)          (0.10)      (0.08)
   (2.68)        (1.19)        (0.73)           (0.49)        (0.28)             (2.68)          (1.19)         --
--------      --------      --------         --------      --------            -------         -------      ------
   (2.84)        (1.42)        (0.98)           (0.77)        (0.51)             (2.71)          (1.29)      (0.08)
--------      --------      --------         --------      --------            -------         -------      ------
   (1.38)         2.48          1.45             1.20          0.46              (1.40)           2.46        0.80
--------      --------      --------         --------      --------            -------         -------      ------
$  14.90      $  16.28      $  13.80         $  12.35      $  11.15            $ 14.83         $ 16.23      $13.77
========      ========      ========         ========      ========            =======         =======      ======

   10.10%        30.43%        20.77%           18.80%         9.45%              9.09%          29.11%       6.83%**


$254,060      $246,654      $186,708         $189,011      $156,827            $53,216         $35,178      $4,562

    1.00%         1.44%         2.01%            2.42%         2.31%              0.01%           0.31%       0.79%*
    1.03%         1.03%         1.02%            1.07%         1.04%              2.02%           2.05%       1.96%*
    1.03%         1.06%         1.03%            1.27%         1.24%              2.02%           2.28%       2.11%*
      38%           93%           59%              51%           73%                38%             93%         59%


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Equity Value Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                   Years ended October 31,
                                                           ----------------------------------------------------------------------
                                                             1998           1997           1996            1995             1994
                                                           --------       --------       --------         -------         -------
  Net Asset Value, Beginning of Period ...............     $  18.21       $  15.96       $  14.33         $ 13.31         $ 13.12
                                                           --------       --------       --------         -------         -------
  Income from Investment Operations:
    Net investment income (loss) (B)..................         0.03           0.11           0.14            0.22            0.18
    Net realized and unrealized gain on investments...         1.50           4.16           2.74            2.24            0.45
                                                           --------       --------       --------         -------         -------
        Total from Investment Operations: ............         1.53           4.27           2.88            2.46            0.63
                                                           --------       --------       --------         -------         -------
  Less Dividends:
    Dividends from net investment income .............        (0.04)         (0.12)         (0.14)          (0.23)          (0.16)
    Dividends from net realized capital gains.........        (3.20)         (1.90)         (1.11)          (1.21)          (0.28)
                                                           --------       --------       --------         -------         -------
        Total Dividends: .............................        (3.24)         (2.02)         (1.25)          (1.44)          (0.44)
                                                           --------       --------       --------         -------         -------
  Net increase (decrease) in net asset value .........        (1.71)          2.25           1.63            1.02            0.19
                                                           --------       --------       --------         -------         -------
  Net Asset Value, End of Period .....................     $  16.50       $  18.21       $  15.96         $ 14.33         $ 13.31
                                                           ========       ========       ========         =======         =======

  Total Return (A)....................................         9.88%         29.48%         21.49%          20.81%           4.97%

  Ratios/Supplemental Data:
  Net Assets, End of Period (000's)...................     $234,730       $182,641       $131,998         $96,555         $74,001
  Ratios to average net assets:
    Net investment income (loss) including
      reimbursement/waiver ...........................         0.15%          0.63%          1.00%           1.62%           1.45%
    Operating expenses
      including reimbursement/waiver..................         1.37%          1.38%          1.45%           1.49%           1.08%
    Operating expenses
      excluding reimbursement/waiver..................         1.37%          1.38%          1.45%           1.50%           1.11%
  Portfolio Turnover Rate.............................           82%           111%           116%             76%             71%

---------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund began issuing Retail B Shares on March 4, 1996.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $0.03, $0.11, $0.14,
    $0.22 and $0.18, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995, and 1994 were $0.08, $0.17, $0.21, $0.28 and $0.19, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.08), $(0.03) and $0.01, respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                        Retail B Shares
                                                                                                                     Period
                            Years ended October 31,                                     Years ended October 31,       ended
      ---------------------------------------------------------------------             -----------------------    October 31,
        1998           1997          1996            1995             1994                1998          1997          1996(1)
      --------      --------      --------         --------        --------             -------       -------         ------
      $  18.21      $  15.96      $  14.33         $  13.32        $  13.12             $ 18.24       $ 15.99         $14.74
      --------      --------      --------         --------        --------             -------       -------         ------
          0.08          0.17          0.21             0.28            0.19               (0.08)           --           0.04
          1.49          4.16          2.74             2.24            0.45                1.48          4.17           1.25
      --------      --------      --------         --------        --------             -------       -------         ------
          1.57          4.33          2.95             2.52            0.64                1.40          4.17           1.29
      --------      --------      --------         --------        --------             -------       -------         ------
         (0.07)        (0.18)        (0.21)           (0.30)          (0.16)                 --         (0.02)         (0.04)
         (3.20)        (1.90)        (1.11)           (1.21)          (0.28)              (3.20)        (1.90)            --
      --------      --------      --------         --------        --------             -------       -------         ------
         (3.27)        (2.08)        (1.32)           (1.51)          (0.44)              (3.20)        (1.92)         (0.04)
      --------      --------      --------         --------        --------             -------       -------         ------
         (1.70)         2.25          1.63             1.01            0.20               (1.80)         2.25           1.25
      --------      --------      --------         --------        --------             -------       -------         ------
      $  16.51      $  18.21      $  15.96         $  14.33        $  13.32             $ 16.44       $ 18.24         $15.99
      ========      ========      ========         ========        ========             =======       =======         ======
         10.27%        29.87%        22.05%           21.31%           5.05%               9.07%        28.60%          8.80%**

      $254,432      $241,532      $194,827         $165,330        $154,403             $23,103       $14,958         $1,916

          0.49%         0.98%         1.42%            2.10%           1.46%              (0.54)%       (0.13)%         0.43%*

          1.03%         1.04%         1.03%            1.02%           1.06%               2.06%         2.07%          1.94%*

          1.03%         1.04%         1.03%            1.02%           1.06%               2.06%         2.38%          2.24%*
            82%          111%          116%              76%             71%                 82%          111%           116%


                       See Notes to Financial Statements.

---------------
THE GALAXY FUND
---------------

Strategic Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout the period.

Retail A Shares

                                                                        Period ended
                                                                         October 31,
                                                                           1998(1)
                                                                        ------------
  Net Asset Value, Beginning of Period ...................                 $10.00
                                                                           ------
  Income from Investment Operations:
      Net investment income (loss) (B)....................                     --(2)
      Net realized and unrealized (loss) on investments ..                  (0.38)
                                                                           ------
          Total from Investment Operations: ..............                  (0.38)
                                                                           ------
  Less Dividends:
      Dividends from net investment income ...............                     --
      Dividends from net realized capital gains...........                     --
                                                                           ------
          Total Dividends:                                                     --
                                                                           ------
  Net decrease in net asset value ........................                  (0.38)
                                                                           ------
  Net Asset Value, End of Period .........................                 $ 9.62
                                                                           ======

  Total Return (A)........................................                  (3.75)%**

  Ratios/Supplemental Data:
  Net Assets, End of Period (000's).......................                 $4,051
  Ratios to average net assets:
      Net investment income (loss) including
          reimbursement/waiver ...........................                   0.06%*
      Operating expenses including reimbursement/waiver...                   1.40%*
      Operating expenses excluding reimbursement/waiver...                   2.41%*
  Portfolio Turnover Rate.................................                     30%**

---------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 4, 1998.
(2) Net investment income per share is less than $0.005.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares, Trust Shares and Retail B Shares for the period ended October 31, 1998 were $0.00, $0.00 and $(0.06), respectively.


                       See Notes to Financial Statements.

Trust Shares                                       Retail B Shares

  Period ended                                               Period ended
  October 31,                                                 October 31,
    1998(1)                                                     1998(1)
    -------                                                     ------
    $ 10.00                                                     $10.00
    -------                                                     ------
       0.01                                                      (0.02)
      (0.37)                                                     (0.37)
    -------                                                     ------
      (0.36)                                                     (0.39)
    -------                                                     ------

      (0.01)                                                        --
         --                                                         --
    -------                                                     ------
      (0.01)                                                        --
    -------                                                     ------
      (0.37)                                                     (0.39)
    -------                                                     ------
    $  9.63                                                     $ 9.61
    =======                                                     ======

      (3.62)%**                                                  (4.76)%**

    $63,061                                                     $  583
       0.19%*                                                    (0.55)%*
       1.27%*                                                     2.01%*
       1.47%*                                                     3.05%*
         30%**                                                      30%**

---------------
THE GALAXY FUND
---------------

Equity Growth Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                     Years ended October 31,
                                                             ---------------------------------------------------------------------
                                                                1998           1997           1996           1995           1994
                                                             --------        --------       --------       --------        -------
Net Asset Value, Beginning of Period .................       $  25.14        $  20.37       $  17.29       $  14.18        $ 13.76
                                                             --------        --------       --------       --------        -------
Income from Investment Operations:
    Net investment income (loss) (B)..................           0.01            0.07           0.10           0.14           0.17
    Net realized and unrealized gain
      on investments .................................           3.19            6.05           3.39           3.28           0.47
                                                             --------        --------       --------       --------        -------
      Total from Investment Operations:...............           3.20            6.12           3.49           3.42           0.64
                                                             --------        --------       --------       --------        -------
  Less Dividends:
    Dividends from net investment income .............          (0.03)          (0.07)         (0.11)         (0.14)         (0.16)
    Dividends in excess of net investment income......           --(3)             --             --             --             --
    Dividends from net realized capital gains ........          (3.84)          (1.28)         (0.30)         (0.17)         (0.06)
                                                             --------        --------       --------       --------        -------
      Total Dividends: ...............................          (3.87)          (1.35)         (0.41)         (0.31)         (0.22)
                                                             --------        --------       --------       --------        -------
Net increase (decrease) in net asset value ...........          (0.67)           4.77           3.08           3.11           0.42
                                                             --------        --------       --------       --------        -------
Net Asset Value, End of Period........................       $  24.47        $  25.14       $  20.37       $  17.29        $ 14.18
                                                             ========        ========       ========       ========        =======

Total Return (A)......................................          14.73%          31.61%         20.51%         24.54%          4.72%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................       $312,951        $226,330       $160,800       $ 98,911        $70,338
Ratios to average net assets:
    Net investment income (loss)
      including reimbursement/waiver..................           0.02%           0.30%          0.50%          0.85%          1.22%
    Operating expenses
      including reimbursement/waiver..................           1.34%           1.37%          1.40%          1.45%          0.98%
    Operating expenses
      excluding reimbursement/waiver..................           1.34%           1.37%          1.40%          1.47%          0.99%
Portfolio Turnover Rate ..............................             60%             66%            36%            14%            18%

-----------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund began issuing Retail B Shares on March 4, 1996.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(3) Dividends in excess of net investment income per share were less than $0.005.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(B) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.01, $0.07, $0.10,
    $0.13 and $0.17, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.09, $0.16, $0.17, $0.20 and $0.18, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and for the period ended October 31, 1996 were $(0.16)(2), $(0.14)(2) and $(0.03), respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                      Retail B Shares

                         Years ended October 31,                                     Years ended October 31,  Period ended
     --------------------------------------------------------------------            ----------------------    October 31,
       1998          1997          1996             1995           1994                1998         1997         1996(1)
     --------      --------      --------        --------        --------             -------      -------       ------
     $  25.17      $  20.39      $  17.30        $  14.19        $  13.76             $ 24.91      $ 20.26       $18.77
     --------      --------      --------        --------        --------             -------      -------       ------
         0.09          0.16          0.17            0.20            0.18               (0.16)(2)    (0.09)(2)    (0.01)

         3.20          6.06          3.40            3.28            0.47                3.16         6.02         1.50
     --------      --------      --------        --------        --------             -------      -------       ------
         3.29          6.22          3.57            3.48            0.65                3.00         5.93         1.49
     --------      --------      --------        --------        --------             -------      -------       ------

        (0.09)        (0.16)        (0.18)          (0.20)          (0.16)                 --           --           --
        (0.01)           --            --              --              --                --(3)          --           --
        (3.84)        (1.28)        (0.30)          (0.17)          (0.06)              (3.84)       (1.28)          --
     --------      --------      --------        --------        --------             -------      -------       ------
        (3.94)        (1.44)        (0.48)          (0.37)          (0.22)              (3.84)       (1.28)          --
     --------      --------      --------        --------        --------             -------      -------       ------
        (0.65)         4.78          3.09            3.11            0.43               (0.84)        4.65         1.49
     --------      --------      --------        --------        --------             -------      -------       ------
     $  24.52      $  25.17      $  20.39        $  17.30        $  14.19             $ 24.07      $ 24.91       $20.26
     ========      ========      ========        ========        ========             =======      =======       ======

        15.17%        32.16%        21.03%          25.08%           4.80%              13.98%       30.78%        7.95%**

     $815,756      $745,537      $562,419        $420,016        $362,094             $34,693      $20,363       $3,995

         0.40%         0.72%         0.92%           1.31%           1.27%              (0.68)%      (0.40)%      (0.16)%*

         0.96%         0.95%         0.98%           1.00%           0.93%               2.04%        2.07%        1.92%*

         0.96%         0.95%         0.98%           1.00%           0.93%               2.04%        2.30%        2.29%*
           60%           66%           36%             14%             18%                 60%          66%          36%

---------------
THE GALAXY FUND
---------------

Small Cap Value Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                        Years ended October 31,
                                                                    -------------------------------------------------------------
                                                                      1998          1997        1996(1)       1995          1994
                                                                    -------       -------      -------      -------       -------
Net Asset Value, Beginning of Period..................              $ 18.29       $ 14.75      $ 12.68      $ 11.06       $ 11.21
                                                                    -------       -------      -------      -------       -------
Income from Investment Operations:
    Net investment income (loss) (B)..................                 0.08         (0.04)(2)     0.01        (0.02)        (0.01)
    Net realized and unrealized gain
      (loss) on investments ..........................                (2.08)         5.72         2.95         2.21          0.18
                                                                    -------       -------      -------      -------       -------
      Total from Investment Operations:...............                (2.00)         5.68         2.96         2.19          0.17
                                                                    -------       -------      -------      -------       -------
Less Dividends:
    Dividends from net investment income..............                (0.08)           --        (0.02)          --            --
    Dividends in excess of net investment income......                   --            --           --           --            --
    Dividends from net realized capital gains.........                (2.68)        (2.14)       (0.87)       (0.57)        (0.32)
                                                                    -------       -------      -------      -------       -------
      Total Dividends:................................                (2.76)        (2.14)       (0.89)       (0.57)        (0.32)
                                                                    -------       -------      -------      -------       -------
Net increase (decrease) in net asset value............                (4.76)         3.54         2.07         1.62         (0.15)
                                                                    -------       -------      -------      -------       -------
Net Asset Value, End of Period........................              $ 13.53       $ 18.29      $ 14.75      $ 12.68       $ 11.06
                                                                    =======       =======      =======      =======       =======

Total Return (A)......................................               (12.52)%       43.58%       24.77%       21.27%         1.64%

Ratios/Supplemental Data:
Net Assets, End of Period (000's).....................              $87,781       $63,658      $34,402      $27,546       $19,764
Ratios to average net assets:
    Net investment income (loss) including
      reimbursement/waiver............................                 0.38%        (0.25)%       0.08%       (0.19)%       (0.10)%
    Operating expenses including reimbursement/waiver.                 1.31%         1.30%        1.40%        1.35%         1.31%
    Operating expenses excluding reimbursement/waiver.                 1.45%         1.52%        1.55%        1.85%         1.84%
Portfolio Turnover Rate...............................                   33%           52%          39%          32%           29%

--------------------------------------
(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of the Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of the Trust. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Galaxy Small Cap Value Fund.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.
(A) Calculation does not include the effect of any sales charge for Retail A Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.05, $(0.02),
    $0.01, $(0.08) and $(0.06), respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.11, $0.05, $0.05, $(0.03) and $(0.01), respectively.



                       See Notes to Financial Statements.

Trust Shares

                          Years ended October 31,
    ------------------------------------------------------------------
      1998          1997         1996(1)           1995         1994
    --------      --------      --------        --------      --------
    $  18.37      $  14.76      $  12.71        $  11.07      $  11.21
    --------      --------      --------        --------      --------
        0.11          0.01(2)       0.05            0.01          0.02
       (2.06)         5.74          2.97            2.21          0.17
    --------      --------      --------        --------      --------
       (1.95)         5.75          3.02            2.22          0.19
    --------      --------      --------        --------      --------

       (0.13)           --         (0.05)          (0.01)        (0.01)
          --            --         (0.01)             --            --
       (2.68)        (2.14)        (0.91)          (0.57)        (0.32)
    --------      --------      --------        --------      --------
       (2.81)        (2.14)        (0.97)          (0.58)        (0.33)
    --------      --------      --------        --------      --------
       (4.76)         3.61          2.05            1.64         (0.14)
    --------      --------      --------        --------      --------
    $  13.61      $  18.37      $  14.76        $  12.71      $  11.07
    ========      ========      ========        ========      ========
      (12.07)%       44.08%        25.22%          21.52%         1.86%

    $202,385      $189,257      $137,341        $121,364      $101,905

        0.73%         0.09%         0.45%           0.07%         0.15%
        0.96%         0.96%         1.05%           1.10%         1.06%
        0.96%         0.96%         1.06%           1.35%         1.34%
          33%           52%           39%             32%           29%

---------------
THE GALAXY FUND
---------------

Small Company Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                  Years ended October 31,
                                                              ---------------------------------------------------------------
                                                               1998          1997           1996          1995         1994
                                                              -------      --------       --------      -------       -------
Net Asset Value, Beginning of Period .................        $ 20.94      $  19.96       $  16.28      $ 12.35       $ 12.41
                                                              -------      --------       --------      -------       -------
Income from Investment Operations:
    Net investment (loss) (B).........................          (0.19)        (0.18)         (0.14)       (0.09)        (0.01)
    Net realized and unrealized gain
      (loss) on investments ..........................          (4.86)         3.54           3.99         4.21            --
                                                              -------      --------       --------      -------       -------
      Total from Investment Operations: ..............          (5.05)         3.36           3.85         4.12         (0.01)
                                                              -------      --------       --------      -------       -------
Less Dividends:
    Dividends from net investment income .............             --            --             --           --            --
    Dividends from net realized capital gains ........          (2.26)        (2.38)         (0.17)       (0.19)        (0.05)
                                                              -------      --------       --------      -------       -------
      Total Dividends: ...............................          (2.26)        (2.38)         (0.17)       (0.19)        (0.05)
                                                              -------      --------       --------      -------       -------
Net increase (decrease) in net asset value............          (7.31)         0.98           3.68         3.93         (0.06)
                                                              -------      --------       --------      -------       -------
Net Asset Value, End of Period .......................        $ 13.63      $  20.94       $  19.96      $ 16.28       $ 12.35
                                                              =======      ========       ========      =======       =======

Total Return (A)......................................         (26.26)%       19.08%         23.97%       34.01%        (0.06)%

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................        $95,831      $135,593       $111,101      $45,668       $30,845
Ratios to average net assets:
    Net investment (loss)
      including reimbursement/waiver..................          (1.13)%       (1.02)%        (1.03)%      (0.85)%       (0.40)%
    Operating expenses including reimbursement/waiver.           1.46%         1.46%          1.57%        1.60%         1.31%
    Operating expenses excluding reimbursement/waiver.           1.47%         1.48%          1.57%        1.64%         1.34%
Portfolio Turnover Rate ..............................             78%           69%            82%          54%           35%

--------------------------------
*   Annualized
**  Not Annualized
(1) The Fund began issuing Retail B Shares on March 4, 1996.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.19),
    $(0.18), $(0.14), $(0.09) and $(0.01), respectively. Net investment income
    (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $(0.14), $(0.11), $(0.09), $(0.04)
    and $0.00, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail B Shares for the years ended October 31, 1998 and 1997 and the period ended October 31, 1996 were $(0.30), $(0.24) and $(0.24), respectively.


                       See Notes to Financial Statements.

Trust Shares                                                                    Retail B Shares

                           Years ended October 31,                                   Years ended October 31,   Period ended
     -------------------------------------------------------------------             ----------------------      October 31,
        1998         1997          1996             1995          1994                1998            1997         1996(1)
     --------      --------      --------         -------        -------             -------        -------        ------
     $  21.32      $  20.20      $  16.38         $ 12.36        $ 12.41             $ 20.73        $ 19.91        $17.27
     --------      --------      --------         -------        -------             -------        -------        ------
        (0.14)        (0.11)        (0.09)          (0.04)            --               (0.30)         (0.21)        (0.19)(2)
        (4.96)         3.61          4.08            4.25             --               (4.78)          3.41          2.83
     --------      --------      --------         -------        -------             -------        -------        ------
        (5.10)         3.50          3.99            4.21             --               (5.08)          3.20          2.64
     --------      --------      --------         -------        -------             -------        -------        ------

           --            --            --              --             --                  --             --            --
        (2.26)        (2.38)        (0.17)          (0.19)         (0.05)              (2.26)         (2.38)           --
     --------      --------      --------         -------        -------             -------        -------        ------
        (2.26)        (2.38)        (0.17)          (0.19)         (0.05)              (2.26)         (2.38)           --
     --------      --------      --------         -------        -------             -------        -------        ------
        (7.36)         1.12          3.82            4.02          (0.05)              (7.34)          0.82          2.64
     --------      --------      --------         -------        -------             -------        -------        ------
     $  13.96      $  21.32      $  20.20         $ 16.38        $ 12.36             $ 13.39        $ 20.73        $19.91
     ========      ========      ========         =======        =======             =======        =======        ======

       (26.00)%       19.59%        24.69%          34.73%          0.02%             (26.72)%        18.23%        15.34%**

     $222,675      $310,751      $174,990         $94,831        $66,462             $12,565        $14,731        $3,659

        (0.76)%       (0.65)%       (0.60)%         (0.37)%        (0.35)%             (1.78)%        (1.76)%       (1.50)%*
         1.09%         1.09%         1.14%           1.12%          1.27%               2.11%          2.20%         2.04%*
         1.09%         1.12%         1.14%           1.12%          1.27%               2.16%          2.44%         2.44%*
           78%           69%           82%             54%            35%                 78%            69%           82%

---------------
THE GALAXY FUND
---------------

International Equity Fund
FINANCIAL HIGHLIGHTS
For a Share outstanding throughout each period.


Retail A Shares

                                                                                 Years ended October 31,
                                                              ---------------------------------------------------------------
                                                               1998          1997         1996           1995          1994
                                                              -------      -------      -------         -------       -------
Net Asset Value, Beginning of Period .................        $ 15.18      $ 13.94      $ 12.92         $ 13.20       $ 12.13
                                                              -------      -------      -------         -------       -------
Income from Investment Operations:
    Net investment income (B).........................           0.07         0.01         0.11            0.11          0.06
    Net realized and unrealized gain (loss)
      on investments .................................           1.93         2.09         1.27           (0.21)         1.02
                                                              -------      -------      -------         -------       -------
      Total from Investment Operations:...............           2.00         2.10         1.38           (0.10)         1.08
                                                              -------      -------      -------         -------       -------
Less Dividends:
    Dividends from net investment income .............          (0.07)       (0.18)       (0.12)          (0.02)        (0.01)
    Dividends from net realized capital gains ........          (0.36)       (0.68)       (0.24)          (0.16)           --
                                                              -------      -------      -------         -------       -------
      Total Dividends: ...............................          (0.43)       (0.86)       (0.36)          (0.18)        (0.01)
                                                              -------      -------      -------         -------       -------
Net increase (decrease) in net asset value ...........           1.57         1.24         1.02           (0.28)         1.07
                                                              -------      -------      -------         -------       -------
Net Asset Value, End of Period .......................        $ 16.75      $ 15.18      $ 13.94         $ 12.92       $ 13.20
                                                              =======      =======      =======         =======       =======

Total Return (A)......................................          13.64%       15.88%       10.86%          (0.64)%        8.91%
Ratios/Supplemental Data:
Net Assets, End of Period (000's) ....................        $66,541      $56,592      $35,144         $30,104       $32,887
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver............................           0.39%        0.03%        0.78%           0.84%         0.69%
    Operating expenses including reimbursement/waiver.           1.48%        1.60%        1.70%           1.76%         1.49%
    Operating expenses excluding reimbursement/waiver.           1.73%        1.85%        1.98%           2.03%         1.79%
Portfolio Turnover Rate ..............................             49%          45%         146%             48%           39%

-----------------------------------------
(A) Calculation does not include the effect of any sales charge for Retail A Shares.
(B) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Retail A Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.03, $(0.01),
    $0.07, $0.08 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for Trust Shares for the years ended October 31, 1998, 1997, 1996, 1995 and 1994 were $0.10, $0.04, $0.13, $0.13 and $0.04, respectively.


                       See Notes to Financial Statements.

Trust Shares

                          Years ended October 31,
    ------------------------------------------------------------------
      1998          1997           1996          1995           1994
    --------      --------       --------       -------        -------
    $  15.33      $  14.01       $  12.98       $ 13.20        $ 12.13
    --------      --------       --------       -------        -------

        0.14          0.08           0.17          0.16           0.06

        1.98          2.12           1.30         (0.18)          1.02
    --------      --------       --------       -------        -------
        2.12          2.20           1.47         (0.02)          1.08
    --------      --------       --------       -------        -------

       (0.09)        (0.20)         (0.20)        (0.04)         (0.01)
       (0.36)        (0.68)         (0.24)        (0.16)            --
    --------      --------       --------       -------        -------
       (0.45)        (0.88)         (0.44)        (0.20)         (0.01)
    --------      --------       --------       -------        -------
        1.67          1.32           1.03         (0.22)          1.07
    --------      --------       --------       -------        -------
    $  17.00      $  15.33       $  14.01       $ 12.98        $ 13.20
    --------      --------       --------       -------        -------

       14.32%        16.60%         11.51%        (0.02)%         8.91%

    $345,692      $265,124       $172,561       $89,614        $82,350


        0.91%         0.57%          1.40%         1.36%          0.74%
        0.96%         1.06%          1.08%         1.22%          1.43%
        1.21%         1.32%          1.36%         1.48%          1.72%
          49%           45%           146%           48%            39%

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS

1.Organization

   The Galaxy Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of the date of this report, the Trust offered twenty-nine managed investment portfolios. The accompanying financial statements and financial highlights are those of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Strategic Equity, Equity Growth, Small Cap Value, Small Company Equity and International Equity Funds (individually, a "Fund," collectively, the "Funds") only.

   Each Fund is authorized to issue three series of shares (Trust Shares, Retail A Shares and Retail B Shares). Currently, the Asset Allocation, Growth and Income, Equity Value, Strategic Equity, Equity Growth and Small Company Equity Funds offer all three series of shares and the Equity Income, Small Cap Value and International Equity Funds offer Trust Shares and Retail A Shares. Trust Shares, Retail A Shares and Retail B Shares are substantially the same, except that (i) Retail A Shares are subject to a maximum 3.75% front-end sales charge,
(ii) Retail B Shares are subject to a maximum 5.00% contingent deferred sales charge, and (iii) each series of shares bears the following series specific expenses: distribution fees and/or shareholder servicing and related fees and transfer agency expenses. Six years after purchase, Retail B Shares will convert automatically to Retail A Shares.

2. Significant Accounting Policies

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of their financial statements.

  Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last bid price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. All other securities and other assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

  Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Investment income and realized and unrealized gains and losses are allocated to the separate series of a Fund based upon the relative net assets of each series.

  Forward Foreign Currency Exchange Contracts: The International Equity Fund may enter into forward foreign currency exchange contracts whereby the Fund agrees to buy or sell a specific currency at a specified price at a future date in an attempt to hedge against fluctuations in the value of the underlyin g currency of certain portfolio instruments. Forward foreign currency exchange contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency exchange contracts having the same settlement date and broker are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency exchange contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.

  Foreign Currency Translation: The books and records of the International Equity Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

  Options: The Funds may engage in writing covered call options and may enter into closing purchase transactions with respect to such options. During the year ended October 31, 1998, the Equity Value Fund was party to the following option contracts:

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS (continued)

                                      Number
                                    of Contracts           Premium
                                    ------------         -----------
Balance as of October 31, 1997             0             $         0
Written                                6,473               1,450,972
Closed and Expired                    (5,007)             (1,103,665)
Exercised                             (1,466)               (347,307)
                                    ------------         -----------
Balance as of October 31, 1998             0                       0


  Dividends to Shareholders: Dividends from net investment income are determined separately for each series of a Fund and are declared and paid quarterly, with the exception of the International Equity Fund which declares and pays dividends annually. Net realized capital gains, if any, are distributed at least annually.

  Income dividends and capital gain dividends are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

  Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify or continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending October
31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is recorded. Withholding taxes on foreign dividends have been paid or provided for in accordance with the applicable country's tax rules and rates.

  Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund of the Trust are allocated among the respective funds.

  In addition, expenses of a Fund not directly attributable to the operations of a particular series of shares of the Fund are allocated to the separate series based upon the relative net assets of each series. Operating expenses directly attributable to a series of shares of a Fund are charged to the operations of that series.

  Organization Costs: Each Fund bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its initial shares for distribution under federal and state securities laws. All such costs are amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations.

3. Investment Advisory, Administration, Shareholder Services,
   Distribution and Other Fees

  The Trust and Fleet Investment Advisors Inc. (the "Investment Advisor" or "Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., and affiliate of the Funds, are parties to an investment advisory agreement under which the Investment Advisor provides services for a fee, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Asset Allocation, Equity Income, Growth and Income, Equity Value, Strategic Equity, Equity Growth, Small Cap Value and Small Company Equity Funds (See Note
4).

  The Trust pays the Investment Advisor a fee, computed daily and paid monthly, with respect to the International Equity Fund at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such net assets, plus 0.85% of net assets in excess of $100 million.

  The Investment Advisor has entered into a sub-advisory agreement with Oechsle International Advisors, LLC ("Oechsle") with respect to the International Equity Fund pursuant to which the Investment Advisor pays fees to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the Fund's average daily net assets, plus 0.35% of net assets in excess of $50 million.

  The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate, effective September 10, 1998, of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other funds offered by the Trust with an October 31 fiscal year (whose financial statements are provided in separate reports), 0.085% of the next $2.5 billion of combined average daily net assets, 0.075% of the next $7 billion of combined average daily net assets, 0.065% of the next $3 billion of combined average daily net assets, 0.06% of the next $3 billion of combined average daily net assets and 0.0575% of combined average daily net assets in excess of $18 billion. Prior to September 10, 1998, Investor Services Group received administration fees at the annual rate of 0.09% of the first $2.5 billion of the combined average daily net assets of the Funds and

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS (continued)

the other funds offered by the Trust, 0.085% of the next $2.5 billion of combined average daily net assets and 0.075% of combined average daily net assets over $5 billion.

  In addition, Investor Services Group also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank for its services.

  Retail A Shares, Retail B Shares and Trust Shares of the Funds each bear series specific transfer agent charges based upon the number of shareholder accounts for each series. In addition, Trust Shares also bear additional transfer agency fees in order to compensate Investor Services Group for payments made to Fleet Bank, an affiliate of the Investment Advisor, for performing certain sub-account and administrative functions on a per account basis with respect to Trust Shares held by defined contribution plans. These additional fees are based on the number of underlying participant accounts. For the year ended October 31, 1998, transfer agent charges for each series were as follows:

                                    Retail A       Retail B        Trust
                                    --------       --------        -----
Asset Allocation                   $ 306,531      $ 58,029       $450,148
Equity Income                        260,019            --         19,341
Growth and Income                    400,486        92,530        345,555
Equity Value                         359,416        42,115        336,666
Strategic Equity                       9,315         1,259             63
Equity Growth                        430,739        57,607        592,507
Small Cap Value                      186,085            --         67,179
Small Company Equity                 327,013        43,806        503,818
International Equity                 183,109            --        224,005

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, serves as the distributor of the Trust's Shares.

  The Trust has adopted a shareholder services plan (the "Services Plan") with respect to Retail A and Trust Shares of the Funds. Currently, the Services Plan has not been implemented with respect to the Funds' Trust Shares. The Services Plan provides compensation to institutions (including and currently limited to Fleet Bank and its affiliates) which provide administrative and support services to their customers who beneficially own Retail A Shares, at an aggregate annual rate not to exceed 0.50% of the averag e daily net asset value of the outstanding Retail A Shares of each Fund beneficially owned by such customers. The Trust, under the direction of the Board of Trustees, is currently limiting fees payable under the Services Plan with respect to each Fund to an aggregate annual rate not to exceed 0.30% of the average daily net asset value of the outstanding Retail A Shares beneficially owned by such customers.

  The Trust has adopted a distribution and services plan (the "12b-1 Plan") with respect to Retail B Shares of the Funds. Under the 12b-1 Plan, the Trust may pay
(i) the Distributor or another person for expenses and activities primarily intended to result in the sale of Retail B Shares, (ii) institutions for shareholder liaison services and (iii) institutions for administrative support services. Currently, payments under the 12b-1 Plan for distribution services are being made solely to broker-dealer affiliates of Fleet Bank and payments under the 12b-1 Plan for shareholder liaison and administrative support services are being made solely to Fleet Bank and its affilitates. Payments for distribution expenses may not exceed an annual rate of 0.65% of the average daily net assets attributable to each Fund's outstanding Retail B Shares. The fees paid for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares owned of record or beneficially by customers of institutions. The Trust is currently limiting each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than 0.30% of the average daily net asset value of Retail B Shares of the Fund owned of record or beneficially by customers of institutions. For the year ended October 31, 1998, the Funds accrued fees under the Services Plan and 12b-1 Plan as follows:

                                    Services                12b-1 Plan
                                    --------                ----------
                                      Plan             Services      Distribution
                                      ----             --------      ------------
Asset Allocation                   $763,611           $134,888         $292,256
Equity Income                       599,940                 --               --
Growth andIncome                    472,627            124,879          306,933
Equity Value                        667,247             61,137          132,464
Strategic Equity                      4,356                600            1,300
Equity Growth                       841,650             85,165          184,524
Small Cap Value                     250,077                 --               --
Small Company Equity                343,948             45,132           97,785
International Equity                191,712                 --               --

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisor serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy VIP Fund ("VIP") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS (continued)

attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, VIP and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, VIP and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, VIP and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/VIP/Galaxy II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  Expenses for the year ended October 31, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

  Pursuant to procedures adopted by the Board of Trustees and in accordance with the Investment Company Act of 1940, as amended, certain funds placed a portion of their portfolio transactions with Quick & Reilly Institutional Trading, a division of Fleet Securities, Inc., an affiliate of the Funds' Advisor. The commissions paid to Quick & Reilly Institutional Trading for the period February 1, 1998 through October 31, 1998 were as follows:

Asset Allocation          $130,968    Equity Value          $298,078
Equity Income              108,651    Strategic Equity        26,480
Growth & Income            118,050    Equity Growth           56,784

4. Waiver of Fees and Reimbursement of Expenses

  Fleet and/or its affiliates and/or the Administrator voluntarily agreed to waive a portion of their fees and/or reimburse the Funds for certain expenses so that total expenses would not exceed certain expense limitations established for each Fund. The respective parties, at their discretion, may revise or discontinue the voluntary waivers and/or expense reimbursements at any time. For the year ended October 31, 1998, the Investment Advisor and/or its affiliates and/or the Administrator waived fees and/or reimbursed expenses with respect to the Funds as follows:

    Fund                  Fees Waived           Expenses Reimbursed
   ------                 -----------           -------------------
Growth and Income          $     --                 $150,727
Strategic Equity             37,227                    2,915
Small Cap Value                  --                  115,022
Small Company Equity             --                   27,376
International Equity        950,363                       --

5. Shares of Beneficial Interest

  The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into thirty classes of shares, each consisting of one or more series including: Class N-Series 1 Shares (Trust Shares), Class N-Series 2 Shares (Retail A Shares) and Class N-Series 3 Shares (Retail B Shares) - Asset Allocation Fund; Class I-Series 1 Shares (Trust Shares), Class I-Series 2 Shares (Retail A Shares) and Class I - Series 3 Shares (Retail B Shares) - Equity Income Fund; Class U-Series 1 Shares (Trust Shares), Class U-Series 2 Shares (Retail A Shares) and Class U-Series 3 Shares (Retail B Shares) - Growth and Income Fund; Class C Shares (Trust Shares), Class C-Special Series 1 Shares (Retail A Shares) and Class C-Special Series 2 Shares (Retail B Shares) - Equity Value Fund; Class AA Series 1 Shares (Trust Shares), Class AA - Series 2 Shares (Retail A Shares) and Class AA - Series 3 Shares (Retail B Shares) - Strategic Equity Fund; Class H-Series 1 Shares (Trust Shares), Class H-Series 2 Shares (Retail A Shares) and Class H-Series 3 Shares (Retail B Shares) - Equity Growth Fund; Class X-Series 1 Shares (Trust Shares), Class X-Series 2 Shares (Retail A Shares) and Class X - Series 3 Shares (Retail B Shares) - Small Cap Value Fund; Class K-Series 1 Shares (Trust Shares), Class K-Series 2 Shares (Retail A Shares) and Class K-Series 3 Shares (Retail B Shares) - Small Company Equity Fund; and Class G-Series 1 Shares (Trust Shares), Class G-Series 2 Shares (Retail A Shares) and Class G - Series 3 Shares (Retail B Shares) International Equity Fund.

  Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses (except that Retail A Shares bear the expense of payments under the Services Plan, Retail B Shares bear the expense of payments under the 12b-1 Plan and Trust Shares, Retail A Shares and Retail B Shares each bear series specific transfer agent charges) and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS (continued)

6. Purchases and Sales of Securities

  The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended October 31, 1998 were as follows:

                                                                            Purchases                          Sales
                                                                -------------------------------- --------------------------------

Fund                                                            U.S. Government        Other      U.S. Government       Other
----                                                            ---------------    -------------  ---------------   --------------
Asset Allocation...............................................  $ 309,821,923     $ 310,335,764   $ 263,251,631    $ 202,109,558
Equity Income..................................................             --       127,977,140              --      130,637,345
Growth and Income .............................................             --       241,014,416              --      177,275,805
Equity Value...................................................             --       449,698,309              --      393,989,626
Strategic Equity...............................................             --        65,992,340              --        6,154,357
Equity Growth .................................................             --       651,261,900              --      625,876,608
Small Cap Value................................................             --       140,453,164              --       80,394,468
Small Company Equity...........................................             --       328,769,490              --      319,493,157
International Equity...........................................             --       239,971,336              --      177,838,698

  The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation (depreciation) and cost for all securities as computed on a federal income tax basis, at October 31, 1998 for each Fund is as follows:

Fund                                                              Appreciation     (Depreciation)          Net            Cost
----                                                              ------------     --------------     ------------    ------------
Asset Allocation...............................................   $ 97,537,226      $ (8,372,719)     $ 89,164,507    $510,379,609
Equity Income..................................................     80,623,078        (7,692,637)       72,930,441     261,818,899
Growth and Income..............................................     91,580,075       (28,889,733)       62,690,342     462,060,761
Equity Value...................................................    102,226,457       (18,977,756)       83,248,701     429,568,353
Strategic Equity...............................................      7,177,441        (2,630,996)        4,546,445      63,896,205
Equity Growth..................................................    386,366,836       (32,534,372)      353,832,464     809,441,919
Small Cap Value................................................     44,620,905       (51,289,926)       (6,669,021)    299,530,183
Small Company Equity ..........................................     54,304,345       (62,810,533)       (8,506,188)    341,404,486
International Equity ..........................................     85,905,648       (26,539,662)       59,365,986     354,456,771

  At October 31, 1998, the Small Company Equity Fund had capital loss carryforwards of $33,481,372, which expire in 2006.

7. Foreign Securities

  Each Fund may purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8. Results of Special Meeting of Shareholders of the International Equity Fund (unaudited)

  At a Special Meeting of Shareholders of the International Equity Fund held on September 25, 1998, shareholders of the Fund approved a new sub-advisory agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the Fund in connection with the reorganization and recapitalization of Oechsle International Advisors, L.P., the Fund's former sub-advisor.

  The results of the shareholder vote were as follows:

            For                 Against                Abstain
            ---                 -------                -------
         19,805,848             76,604                 125,287

---------------
THE GALAXY FUND
---------------

NOTES TO FINANCIAL STATEMENTS (continued)


Tax Information (unaudited)

During the fiscal year ended October 31, 1998, the following Funds made distributions from long-term capital gains:

                                                Long-Term Gains
        Fund                                         Paid
        ----                                      ----------
Asset Allocation Fund.............               $ 25,199,210
Equity Income Fund................                 22,294,742
Growth and Income Fund............                 58,511,405
Equity Value Fund.................                 63,210,976
Equity Growth Fund................                137,714,044
Small Cap Value Fund..............                 32,216,325
Small Company Equity Fund.........                 40,330,366
International Equity Fund.........                  5,248,116

  During the fiscal year ended October 31, 1998, the Funds earned income from direct obligations of the U.S. Government as follows:

                                                 U.S. Government
        Fund                                         Income
        ----                                     ---------------
Asset Allocation Fund...............                 15.47%
Equity Income Fund..................                  3.54
Growth and Income Fund..............                  0.15
Equity Value Fund...................                  0.07
Strategic Equity Fund...............                 10.02
Equity Growth Fund..................                  0.14
Small Cap Value Fund................                  0.39
Small Company Equity Fund...........                  0.00
International Equity Fund...........                  0.08

  Appropriate tax information detailing U.S. Government income percentages on a calendar year basis will accompany your year-end tax statement. As each state's rules on the exemption of this income differ, please consult your tax advisor regarding specific tax treatment.

                       REPORT OF INDEPENDENT ACCOUNTANTS


To Shareholders and the Board of Trustees of The Galaxy Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Asset Allocation Fund, Equity Income Fund, Growth and Income Fund, Equity Value Fund, Strategic Equity Fund, Equity Growth Fund, Small Cap Value Fund, Small Company Equity Fund and International Equity Fund (nine series of The Galaxy Fund) at October 31, 1998, the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of The Galaxy Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Boston, Massachusetts
December 23, 1998                                     PricewaterhouseCoopers LLP

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

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                                William Greilich
                                 Vice President

                               INVESTMENT ADVISOR

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                                   Boston, MA
                                      02109

                                  DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                              4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                 ADMINISTRATOR

                          First Data Investor Services
                                  Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund, which contains more information concerning the Fund's investment policies, as well as fees and expenses and other pertinent information. Read the prospectus carefully before you invest.

Shares of the Funds are not bank deposits or obligations of, or guaranteed or endorsed by, Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., or any Fleet Bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of the principal amount invested.


                                 [recycle symbol]

                   This report was printed on recycled paper.

[Galaxy Funds Logo]


4400 Computer Drive
P.O. Box 5108
Westborough, MA 01581-5108





ANEQU (11/98) Date of first use: January 1, 1999


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